                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          Chase Brass Industries, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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

                          CHASE BRASS INDUSTRIES, INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 1997
                             ---------------------

     The Annual Meeting of Stockholders of Chase Brass Industries, Inc. (the "Company"), will be held at Chase Manhattan Bank, 270 Park Avenue, 11th Floor, Room G, New York, New York, on Wednesday, May 14, 1997, at 10:30 a.m., EDT, for the following purposes:

          1. To elect seven (7) directors of the Company, each to serve until the 1998 Annual Meeting of Stockholders or until his successor is elected and qualified;

          2. To consider and vote upon a proposal to amend the Restated Certificate of Incorporation of the Company to change the corporate name to "Chase Industries Inc.";

          3. To consider and vote upon proposed amendments to the Company's 1994 Long-Term Incentive Plan to (i) increase the maximum number of shares of Company common stock that may be issued thereunder from 1,000,000 to 1,500,000 and (ii) limit the number of stock options and stock appreciation rights that may be granted to any employee of the Company during any two-year period in order to comply with certain provisions of the Internal Revenue Code of 1986, as amended;

          4. To consider and vote upon a proposal to approve the Company's 1997 Non-Employee Director Stock Option Plan, involving the issuance of a maximum of 100,000 shares of Company common stock;

          5. To consider and vote upon a proposal to approve the Company's 1997 Executive Deferred Compensation Stock Option Plan, involving the issuance of a maximum of 300,000 shares of Company common stock;

          6. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent accountants for the Company for the year ending December 31, 1997; and

          7. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     A copy of the Proxy Statement in which the foregoing matters are described in more detail accompanies this Notice of Annual Meeting of Stockholders.

     The transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof. A complete list of these stockholders will be available for examination at the Company's offices located at 300 Park Avenue, New York, New York, 10001, during normal business hours for ten days before the meeting.

     Please sign, date and return your proxy in the enclosed return envelope as promptly as possible. You may revoke your proxy at any time before the shares to which it relates are voted at the meeting.

                                            By Order of the Board of Directors

                                            /s/ MICHAEL T. SEGRAVES
                                            MICHAEL T. SEGRAVES
                                            Secretary

April 14, 1997

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ---------------------

                          CHASE BRASS INDUSTRIES, INC.
                             14212 COUNTY ROAD M-50
                             MONTPELIER, OHIO 43543
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 14, 1997
                             ---------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of Chase Brass Industries, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held at Chase Manhattan Bank, 270 Park Avenue, 11th Floor, Room G, New York, New York on May 14, 1997, at 10:30 a.m., EDT, or any adjournment thereof (the "Annual Meeting"). The approximate date on which this Proxy Statement and accompanying Proxy are first being sent to stockholders is April 15, 1997.

     The common stock of the Company, par value $.01 per share ("Common Stock"), can be voted at the Annual Meeting only if the holder is present or represented by proxy at the Annual Meeting. A stockholder executing and returning the Proxy may revoke it at any time before it is exercised by giving written notice of the revocation to the Secretary of the Company or by executing and delivering to the Company a later-dated Proxy. Attendance at the Annual Meeting will not be effective to revoke the Proxy unless written notice of revocation also has been delivered to the Secretary of the Company before the Proxy is exercised.

     The record date for the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 31, 1997 (the "Record Date").

                               QUORUM AND VOTING

     The only class of outstanding voting securities of the Company is Common Stock. As of the close of business on the Record Date, there were 5,997,396 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 4,100,079 shares of nonvoting common stock, par value $.01 per share ("Nonvoting Common Stock"), outstanding. Each share of Nonvoting Common Stock is convertible into one share of Common Stock at the option of the holder thereof to the extent the conversion does not result in such holder or its affiliates, directly or indirectly, owning or controlling a greater number of securities of any kind issued by the Company than such holder and its affiliates are permitted to own or control under the Small Business Investment Act of 1958, the Bank Holding Company Act of 1956, and the regulations promulgated thereunder.

     Holders of Common Stock of record at the close of business on the Record Date are entitled to one vote for each share held on all matters submitted to a vote of stockholders at the Annual Meeting or any adjournment thereof. Shares of Common Stock issued upon the conversion of any Nonvoting Common Stock after the Record Date will be entitled to be voted at the Annual Meeting or any adjournment thereof by the record holder as of the Record Date of the Nonvoting Common Stock so converted. The holders of shares of Common Stock do not have cumulative voting rights.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present

(either in person or by proxy), the stockholders entitled to vote who are present in person or by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present in person or by proxy, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by an automated system administered by the Company's transfer agent and will determine whether or not a quorum is present. Abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are tabulated separately, with abstentions counted in tabulations of the votes cast on a proposal for purposes of determining whether a proposal has been approved while broker non-votes relating to a proposal are not counted as a vote cast with respect to that proposal.

     The election of directors will be determined by plurality vote; the amendment to the Restated Certificate of Incorporation requires the approval of a majority of the outstanding shares of Common Stock; and the amendment to the 1994 Long-Term Incentive Plan (the "1994 Incentive Plan"), the adoption of the 1997 Non-Employee Director Stock Option Plan (the "1997 Director Stock Option Plan"), the adoption of the 1997 Executive Deferred Compensation Stock Option Plan (the "1997 Executive Stock Option Plan") and the ratification of the appointment of Coopers & Lybrand L.L.P. require the approval of a majority of the outstanding shares of Common Stock that are present at the Annual Meeting in person or by proxy and entitled to vote thereon. Therefore, abstentions will have a neutral effect on the election of directors and will have the effect of votes against the proposals to amend the Restated Certificate of Incorporation, amend the 1994 Incentive Plan, adopt the 1997 Director Stock Option Plan, adopt the 1997 Executive Stock Option Plan and ratify the selection of independent accountants, whereas broker non-votes will have a neutral effect on the election of directors and the proposals to amend the 1994 Incentive Plan, adopt the 1997 Director Stock Option Plan, adopt the 1997 Executive Stock Option Plan and ratify the selection of independent accountants but will have the effect of votes against the proposal to amend the Restated Certificate of Incorporation.

     Shares represented by each Proxy that is properly executed and returned and upon which no contrary instructions are indicated about a specified matter will be voted as follows with respect to the specified matter: FOR the election of the seven persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; FOR the approval of the proposed amendment to the Company's Restated Certificate of Incorporation; FOR the approval of the proposed amendment to the 1994 Incentive Plan; FOR the adoption of the 1997 Director Stock Option Plan; FOR the adoption of the 1997 Executive Stock Option Plan; FOR the ratification of the appointment of the independent accountants for the Company for 1997; and in accordance with the discretion of the holders of the Proxy with respect to any other business that properly comes before the stockholders at the Annual Meeting.

                                  PROPOSAL 1.
                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of seven members. The Board of Directors has designated the following nominees for election as directors of the Company, with their terms to expire at the annual meeting of stockholders in 1998 or until their successors are elected and qualified:

                                Martin V. Alonzo
                              Raymond E. Cartledge
                              Charles E. Corpening
                               Donald J. Donahue
                                John R. Kennedy
                              Thomas F. McWilliams
                               William R. Toller

     Each nominee currently is a director of the Company. For information about each nominee, see "Directors and Executive Officers" below.

     Should any nominee named in this Proxy Statement for the office of director become unable or unwilling to accept nomination or election, the person acting under the Proxy will vote for the election, in his stead, of any other person whom the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

                        DIRECTORS AND EXECUTIVE OFFICERS

GENERAL

     The Board of Directors currently consists of one person who is an employee of the Company and six persons who are not employees of the Company (i.e., outside directors). Set forth below are the names, ages and positions of the Company's directors and executive officers as of the Record Date.

                  NAME                    AGE                         POSITION(S)
                  ----                    ---                         -----------
Martin V. Alonzo........................  65     Chairman of the Board, President, Chief Executive
                                                 Officer and Director
Duane R. Grossett.......................  62     President and Chief Operating Officer of CBCC*
Lawrence R. Lansford....................  50     President and Chief Operating Officer of Leavitt+
Michael T. Segraves.....................  52     Chief Financial Officer, Vice President and Secretary
Raymond E. Cartledge....................  67     Director
Charles E. Corpening....................  31     Director
Donald J. Donahue.......................  72     Director
John R. Kennedy.........................  66     Director
Thomas F. McWilliams....................  54     Director
William R. Toller.......................  66     Director

---------------

     * Chase Brass & Copper Company, Inc. ("CBCC"), is a wholly-owned subsidiary of the Company through which the Company conducts its brass rod operations.

     + Leavitt Tube Company, Inc., ("Leavitt"), is a wholly-owned subsidiary of the Company through which the Company conducts its steel tube operations.

     The current term of office of each director will expire at the 1997 Annual Meeting. At each annual meeting of stockholders, successors to the directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

     Executive officers of the Company are appointed by and serve at the discretion of the Board of Directors.

     The Company, Citicorp Venture Capital Ltd. ("CVC") and Mr. Alonzo are parties to a Voting Agreement (the "Voting Agreement") pursuant to which the Company has agreed to use its best efforts to cause up to two designees of CVC and one designee of Mr. Alonzo to be nominated for election as directors of the Company, and each of CVC and Mr. Alonzo have agreed to vote their respective shares of Common Stock in favor of such designees. Pursuant to the Voting Agreement, at any time the Board of Directors consists of five or more directors and CVC owns 20% or more of the outstanding Common Stock (after giving effect to the full conversion of all outstanding shares of Nonvoting Common Stock), CVC will be entitled to two such designees, and at any time the Board of Directors consists of fewer than five directors or CVC owns less than 20% of the outstanding Common Stock (after giving effect to the full conversion of all outstanding shares of Nonvoting Common Stock), CVC will be entitled to one such designee. CVC has designated Charles E. Corpening and Thomas F. McWilliams as its director nominees and Mr. Alonzo has designated himself as a director nominee pursuant to the Voting Agreement.

     The Company's existing bank credit facility also requires Mr. Alonzo to continue to serve on the Board of Directors of the Company as long as he is physically able to do so.

     There are no family relationships among the directors or executive officers and, except as to the designation of Messrs. Corpening, McWilliams and Alonzo as director nominees pursuant to the Voting Agreement, there were no arrangements or understandings between any such person and any other person pursuant to which his selection as a director or an officer was made.

     Set forth below is certain biographical information regarding the executive officers and directors of the Company.

     Martin V. Alonzo. Mr. Alonzo has served as Chairman of the Board, President and Chief Executive Officer of the Company since the Company began operations in August 1990. Mr. Alonzo also served as President of Leavitt from August 1996 until the appointment of Mr. Lansford in March 1997. From 1987 until 1990, Mr. Alonzo pursued entrepreneurial opportunities, which included advising the Maxxam Group in connection with its acquisition of Kaiser Aluminum and, in conjunction with CVC, analyzing prospective acquisitions, primarily of metals-related companies. From 1967 until 1987, Mr. Alonzo was employed by AMAX, Inc., a large mining and integrated aluminum company, in various capacities, including senior vice president and president -- industrial minerals division, executive vice president and president -- specialty and light metals operations and, from 1984 until July 1987, executive vice president and chief financial officer. Mr. Alonzo also served as a director of Alumax Inc., an integrated aluminum company, from 1974 to 1987.

     Duane R. Grossett. Mr. Grossett has served as President and Chief Operating Officer of CBCC since October, 1996. Prior to such time, Mr. Grossett had served as a director of the Company since August 1990, a position from which he resigned after accepting the positions with CBCC. From April 1994 to April 1995, Mr. Grossett also was engaged by the Company as an independent consultant and, in such capacity, performed the functions of President and Chief Operating Officer of CBCC from April 1994 until February 1995. From 1989 until 1993, Mr. Grossett served as president and chief executive officer of Easco Corp., a manufacturer of extruded aluminum products. From 1980 until 1986, Mr. Grossett served as president of Extruded Metals Inc. and, from 1986 until 1989, as executive vice president and chief operating officer of Mueller Brass Co., Inc. (predecessor to Mueller Industries, Inc.), each a competitor of the Company.

     Lawrence R. Lansford. Mr. Lansford has served as President and Chief Operating Officer of Leavitt since March 1997. Prior to joining Leavitt, Mr. Lansford was employed by Zurich-based Asea Brown Boveri, Inc., serving from 1993 until 1996 as president of ABB Traction, Inc., Asea Brown Boveri's railway transportation equipment segment for North America. From 1990 until 1993, Mr. Lansford served as president of ABB Power Products Manufacturing, Asea Brown Boveri's power segment manufacturing division, and before that was group executive with responsibility for ABB Air Preheater, Inc. and ABB Raymond, Inc. Mr. Lansford became affiliated with Asea Brown Boveri through its 1990 acquisition of Combustion Engineering, Inc., where Mr. Lansford began his career after graduation from the Georgia Institute of Technology. Mr. Lansford also was a 1986 Sloan Fellow at Massachusetts Institute of Technology.

     Michael T. Segraves. Mr. Segraves has served as Vice President and Secretary of the Company since September 1996, and as Chief Financial Officer since February 1997. Prior to joining the Company, Mr. Segraves was employed from 1992 to 1996 as vice president of administration and chief financial officer of AMP Circuits, a wholly-owned subsidiary of AMP Incorporation, a manufacturer in the electronics industry. From 1990 through 1992, Mr. Segraves was chief financial officer of Browning Ferris Industries' European subsidiary, headquartered in Utrecht, The Netherlands. Prior to these positions, Mr. Segraves was employed at Ford Motor Company and Tenneco, Inc., in various financial management positions. He graduated with a Bachelor of Science degree in Engineering from The United States Military Academy at West Point, New York, and also received an MBA degree majoring in finance from the Indiana University Graduate School of Business.

     Raymond E. Cartledge. Mr. Cartledge was elected as a director of the Company in May 1995. Mr. Cartledge served as chairman of the board and chief executive officer of Union Camp Corporation, a paper and packaging company, from 1986 until 1994. Mr. Cartledge currently serves as chairman of the board of Savannah Foods & Industries, Inc., and also serves as a director of UCAR International Inc., Blount Inc., Delta Air Lines, Inc., Sun Company, Inc. and Union Camp Corporation.

     Charles E. Corpening. Mr. Corpening was elected as a director of the Company in May 1995. Mr. Corpening has been a principal of CVC, which beneficially owns approximately 48.3% of the outstanding Common Stock (see "Security Ownership of Certain Beneficial Owners and Management" below), since 1994. Prior to joining CVC, Mr. Corpening was a vice president of Roundtree Capital Corp., a private investment firm based in Stamford, Connecticut from 1990 until 1994. Mr. Corpening was employed in the merchant banking division of the Rockefeller Group from 1988 until 1990 and worked in the mergers and acquisitions group of PaineWebber, Inc., from January 1987 until December 1988. Mr. Corpening received a masters of business administration from Columbia University Business School in 1993. Mr. Corpening also serves as a director of Davco Restaurants Inc. and Kemet Corporation.

     Donald J. Donahue. Mr. Donahue was elected as a director of the Company in November 1994. From 1987 until February 1996, Mr. Donahue served as chairman of the board of directors of Magma Copper Company, a fully-integrated producer of electrolytic copper and related products. Mr. Donahue was chairman of the board and chief executive officer of KMI Continental, Inc. ("KMI"), a natural resource conglomerate, from 1984 to 1985, and vice chairman and chief operating officer of KMI's predecessor firm from 1975 to 1984. From September 1990 until August 1993, Mr. Donahue also served as chairman of NAC Holding Corporation, a holding company for the North American Company For Life And Health Insurance (NACOLAH). Mr. Donahue also serves as vice chairman of Pioneer Companies, Inc., and as a member of the board of directors of several Counsellors Funds whose investment manager is an affiliate of E. M. Warburg, Pincus & Co., Inc.

     John R. Kennedy. Mr. Kennedy was elected as a director of the Company in November 1994. From 1975 until his retirement in 1996, Mr. Kennedy served as president and chief executive officer of Federal Paper Board Company, Inc. Mr. Kennedy also serves as a director of De Vlieg-Bullard, Inc., International Paper Company, and Holnam Inc.

     Thomas F. McWilliams. Mr. McWilliams has served as a director of each of the Company and CBCC since August 1990, and served as Vice President of the Company from July 1993 until September 1994. Since 1983, Mr. McWilliams has been affiliated with CVC and has served as vice president and a managing director of CVC as well as a member of CVC's investment committee. From 1978 until 1983, Mr. McWilliams served as an executive officer, including as vice president, president and chief operating officer, of Shelter Resources Corporation, a publicly-held holding company with operating subsidiaries in the manufactured housing industry. From 1967 until 1978, Mr. McWilliams served in various corporate finance and management positions at Citibank, N.A. Mr. McWilliams also serves as a director of Ergo Science Corporation and Pen-Tab Industries.

     William R. Toller. Mr. Toller was elected as a director of the Company in October 1996. From October 1990 until July 1996, Mr. Toller served as chairman and chief executive officer of Witco Corporation, a specialty chemical company. Mr. Toller continues to serve on the board of Witco Corporation, and also serves as a director of Commodore Separation Technologies, Inc., FusePlus, Inc., and The United States Chamber of Commerce. Mr. Toller also is a member of the Board of Trustees of the International Center for the Disabled in New York City and the National Advisory Board of the First Commercial Bank in Little Rock, Arkansas.

MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors of the Company has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee.

     The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent accountants, reviews and approves the scope of the annual audit and discusses internal accounting procedures and financial controls with the Company's management and auditors. The Audit Committee also reviews compliance by Company management and employees with Company policies and may initiate and supervise any special investigations it deems necessary. The members of the Audit Committee are Messrs. Donahue (Chairman), Kennedy and McWilliams, all of whom are independent outside directors. The Audit Committee held one meeting in 1996, at which all members of the Audit Committee were present.

     The Compensation Committee is responsible for setting annual base and cash bonus compensation levels of executive officers and for establishing and administering the Company's compensation policies and practices, including the 1994 Incentive Plan, and supervising the administration of the Company's other employee benefit plans. The members of the Compensation Committee are Messrs. Kennedy (Chairman), Donahue and McWilliams. The Compensation Committee held three meetings in 1996, and all members of the Compensation Committee attended each meeting.

     During 1996, the Board of Directors of the Company held five meetings. Each of the directors (other than Mr. Corpening) attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during 1996. Mr. Corpening attended three of the five meetings held in 1996. No Board meetings were held in 1996 after Mr. Toller's election to the Board.

                            MANAGEMENT COMPENSATION

BOARD COMPENSATION

     Cash Compensation. Each member of the Board of Directors who is not an employee or officer of the Company or any subsidiary of the Company ("Non-Employee Director") receives an annual retainer of $15,000 for service as a director, plus $1,000 for each meeting of the Board of Directors attended and $500 for each meeting of a committee of the Board of Directors attended, and reimbursement of all ordinary and necessary expenses incurred in attending any meeting of the Board of Directors or any committee of the Board of Directors. Employees of the Company who also serve as members of the Board of Directors do not receive any additional compensation for service as a director, but are reimbursed for expenses.

     Stock Option Awards. Pursuant to the 1994 Incentive Plan, each Non-Employee Director is granted, on the date such person is elected or appointed as a director, stock options to purchase 5,000 shares of Common Stock at an exercise price equal to the average trading price of the Common Stock on the New York Stock Exchange during the five trading days immediately preceding the date of grant. In 1996, Mr. Toller was elected as a director on October 28, 1996, and was granted stock options to purchase 5,000 shares of the Company's Common Stock at a per share price of $17.875. All stock options granted to Non-Employee Directors vest in equal proportions on each of the first five anniversaries of the date of grant, provided that the person has been a director of the Company continuously through that date. Non-Employee Directors reelected to successive terms do not receive additional grants of stock options upon any such reelection. See "Employment Contracts and Termination of Employment and Change in Control Arrangements -- 1994 Incentive Plan" and "Proposal 3. Amendment to 1994 Long-Term Incentive Plan -- Description of 1994 Incentive Plan -- Vesting and Exercisability" below.

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation paid by the Company to its executive officers is administered by the Compensation Committee of the Board of Directors and generally consists of base salaries, annual cash incentives, equity incentives awarded pursuant to the 1994 Incentive Plan, contributions to Company-sponsored 401(k) plans and miscellaneous perquisites.

     The following table sets forth the total compensation awarded to, earned by or paid by the Company to its Chief Executive Officer and to each of the other two executive officers of the Company whose total cash compensation exceeded $100,000 for services rendered during 1996.

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION(1)
                                                  -----------------------------------   SECURITIES
                                                                         OTHER ANNUAL   UNDERLYING    ALL OTHER
                                                                         COMPENSATION    OPTIONS/    COMPENSATION
       NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)      ($)(2)      SARS(#)(3)      ($)(4)
       ---------------------------         ----   ---------   --------   ------------   ----------   ------------
Martin V. Alonzo.........................  1996    300,000    450,000            0             0        44,460
  Chairman of the Board,                   1995    300,000    375,000            0             0        22,506
  President and Chief Executive Officer    1994    250,000    325,000            0       250,000        19,068
George R. Miller.........................  1996    115,000     75,000            0             0        18,682
  Vice President --                        1995    110,000     65,000            0             0        17,255
  Sales and Marketing of CBCC              1994     99,180     50,000            0        25,000        14,453
Robert L. Meyer*.........................  1996    142,798          0            0             0        13,154
  President and Chief Operating            1995    142,277    100,000       37,900        50,000       100,968
  Officer of CBCC

---------------

 * Mr. Meyer resigned from CBCC effective as of October 25, 1996, and was succeeded by Duane Grossett. After such date, Mr. Meyer was not employed by CBCC or any other affiliate of the Company.

(1) No restricted stock awards were granted to any named executive officer during the period reported.

(2) While the named executives may have received certain perquisites in 1996, such perquisites did not exceed the lesser of $50,000 or 10% of such executive's salary and bonus.

(3) Options were awarded pursuant to the 1994 Incentive Plan.

(4) The amounts disclosed in this column for 1996 include:

       (i) premiums and imputed income paid by the Company with respect to term life insurance for the benefit of Messrs. Alonzo, Miller and Meyer in the amounts of $15,960, $8,776 and $1,896, respectively;

       (ii) contributions by the Company to the Company's 401(k) Profit Sharing Plan for the benefit of Messrs. Alonzo, Miller and Meyer in the amounts of $7,500, $7,500 and $7,114, respectively;

       (iii) contributions by the Company to the Company's 401(k) Savings and Investment Plan for the benefit of Messrs. Alonzo, Miller and Meyer in the amounts of $4,750, $2,406 and $4,144, respectively; and

       (iv) contributions by the Company to the Company's Benefit Restoration Plan in the amount of $16,250 for the benefit of Mr. Alonzo.

     No options or stock appreciation rights were granted during 1996 to the executive officers named in the Summary Compensation Table ("Named Executive Officers").

     The following table sets forth information with respect to all unexercised options to purchase the Company's Common Stock granted to the Named Executive Officers through the end of fiscal year 1996 under the 1994 Incentive Plan. No options were exercised by such persons during 1996. No stock appreciation rights have been granted.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                 NUMBER OF                VALUE OF UNEXERCISED
                                                                UNEXERCISED                   IN-THE-MONEY
                            SHARES                             OPTIONS/SARS                   OPTIONS/SARS
                           ACQUIRED          VALUE             AT FY-END(#)                   AT FY-END($)
                        ON EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(3)
                        --------------    -----------    -------------------------    ----------------------------
Mr. Alonzo(1).........        --              --           100,000/150,000               987,500/1,481,250
Mr. Miller(1).........        --              --            10,000/15,000                  98,750/148,125
Mr. Meyer(2)..........        --              --               10,000/0                       86,250/0

---------------

(1) Options were granted on November 10, 1994, under the 1994 Incentive Plan, and have a per share exercise price of $10.00.

(2) Options were granted on February 27, 1995, under the 1994 Incentive Plan and have a per share exercise price of $11.25; 10,000 options became exercisable on February 27, 1996, and the 40,000 unexercisable options were cancelled upon Mr. Meyer's resignation on October 25, 1996.

(3) Based on the closing price ($19.875) of the Company's Common Stock on December 31, 1996, as reported in the New York Stock Exchange composite transactions listing.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  Employment Agreements

     Martin V. Alonzo. The Company and Mr. Alonzo are parties to an employment agreement which is effective through December 31, 1999, and automatically will be extended on a year-to-year basis unless terminated by the Company or Mr. Alonzo on 30 days' notice before the start of the following year. The employment agreement provides for a current annual salary of $300,000, subject to future annual increases at the discretion of the Board of Directors. Mr. Alonzo also is entitled to annual cash incentives at the discretion of the Board of Directors.

     Under the employment agreement, if Mr. Alonzo's employment is terminated in certain circumstances, including a termination by the Company in violation of the agreement or a termination by Mr. Alonzo for good reason (as defined in the employment agreement), the Company will be required to pay Mr. Alonzo severance payments in an amount equal to one and one-half times the sum of Mr. Alonzo's then current base salary and the average of Mr. Alonzo's bonus for the three previous years. If Mr. Alonzo's employment is terminated by the Company in violation of the agreement or by Mr. Alonzo for good reason following a "change in control" of the Company, Mr. Alonzo also will be entitled (in addition to any other severance payments he may be owed) to receive a lump sum payment of cash in an amount equal to 2.99 times Mr. Alonzo's annualized includable compensation (determined within the meaning of the Internal Revenue Code of 1986, as amended (the "Code")) and to continue participation for four years in all employee benefit plans in which he was entitled to participate immediately before termination of his employment or in substantially similar plans. A "change in control" of the Company has the same meaning in Mr. Alonzo's employment agreement as contained in the 1994 Incentive Plan as discussed below under "1994 Incentive Plan." The Company also has agreed to reimburse Mr. Alonzo for reasonable legal fees and costs that Mr. Alonzo incurs in connection with the resolution in Mr. Alonzo's favor of any dispute or controversy under his employment agreement.

     Robert L. Meyer. CBCC entered into an employment agreement with Robert L. Meyer upon his employment as CBCC's President and Chief Operating Officer in February 1995. Mr. Meyer's employment agreement provided for an annual salary of $170,000, plus annual cash incentives at the discretion of the board of directors of CBCC and the compensation committee of the Company. Mr. Meyer resigned from CBCC in October 1996, at which time the Company entered into a substantially identical employment agreement with Duane Grossett as described below.

     Duane R. Grossett. CBCC entered into an employment agreement with Duane R. Grossett upon his employment as CBCC's President and Chief Operating Officer in October 1996. Mr. Grossett's employment agreement is effective through January 4, 2000, and provides for an annual salary of $190,000, plus annual cash incentives at the discretion of the board of directors of CBCC and the compensation committee of the Company.

     If Mr. Grossett's employment is terminated by CBCC without cause (as defined in Mr. Grossett's employment agreement) or by Mr. Grossett for good reason (as defined in Mr. Grossett's employment agreement), CBCC will be required to pay to Mr. Grossett a severance payment in an amount equal to Mr. Grossett's then-current base salary and maintain for one year health insurance for the benefit of Mr. Grossett and his family to the extent in effect prior to termination. If Mr. Grossett's employment is terminated by CBCC in violation of the agreement or by Mr. Grossett for good reason following a "change in control" of the Company (as discussed below under "1994 Incentive Plan") or at any time after the Company ceases to own a majority of the voting stock of CBCC, Mr. Grossett also will be entitled (in addition to any other severance payments he may be owed) to receive a lump sum payment in cash in an amount equal to Mr. Grossett's prior year's bonus. CBCC also has agreed to reimburse Mr. Grossett for reasonable legal fees and costs that Mr. Grossett incurs in connection with the resolution in Mr. Grossett's favor of any dispute or controversy under his employment agreement.

  1994 Incentive Plan

     The Company's 1994 Long-Term Incentive Plan (previously defined herein as the "1994 Incentive Plan") provides for the granting of incentive awards to the Company's directors, officers and employees in the form of stock options, stock appreciation rights and restricted stock. Pursuant to the 1994 Incentive Plan, upon a "change in control" of the Company, (1) each holder of a stock option will be granted a corresponding stock appreciation right, (2) all outstanding stock appreciation rights and stock options will become immediately and fully vested and exercisable in full, and (3) the restriction period on any restricted stock award will be accelerated and the restrictions will expire.

     In general, under the 1994 Incentive Plan a "change in control" of the Company occurs in any of four situations: (1) a person other than (a) the Company, certain companies affiliated with the Company, benefit plans of the Company or of certain companies affiliated with the Company or of a company with the same ownership as the Company, (b) CVC or (c) certain affiliates of CVC, acquires 50% or more of the voting power of the Company's outstanding voting securities; (2) a person described in clause (1) announces a tender offer for 50% or more of the Company's outstanding voting securities and the Board of Directors approves or does not oppose the tender offer, provided an event described in clause (1), (3) or (4) occurs within one year of such tender offer;
(3) the Company merges or consolidates with another corporation or partnership, or the Company's stockholders approve such a merger or consolidation, other than mergers or consolidations in which the Company's voting securities are converted into securities having the majority of voting power in the surviving company; or
(4) the Company liquidates or sells all or substantially all its assets, or the Company's stockholders approve such a liquidation or sale, except sales to corporations having substantially the same ownership as the Company.

     In addition, if a change in control occurs in connection with a merger or consolidation of the Company pursuant to which the Company is not the surviving corporation or a sale of all or substantially all of the Company's assets, then the holders of awards will be entitled to receive (upon payment of the exercise price, if applicable) the same consideration to which they would have been entitled had they exercised their stock options or stock appreciation rights, or had the restrictions on any restricted stock award lapsed, immediately prior to such transaction.

INDEMNITY AGREEMENTS

     The Company has entered into indemnity agreements with each of its directors and executive officers. Those agreements require the Company, to the extent permitted under applicable law, to indemnify such persons against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they are or were directors or officers of the Company or assumed certain responsibilities at the direction of the Company. Each indemnification agreement also provides that, upon a potential change in control of the Company and if the indemnified director or officer so requests, the Company will create a trust for the benefit of the indemnified director or officer in an amount sufficient to satisfy payment of any liabilities and suits against which the Company has indemnified the director or officer. The Company expects to enter into similar agreements with persons selected to be directors and executive officers in the future.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Kennedy, Donahue and McWilliams served as members of the Compensation Committee of the Company during 1996. None of such persons are officers or employees, or, except for Mr. McWilliams who served as a Vice President of the Company from July 1993 until September 1994, former officers or employees of the Company. During the period that Mr. McWilliams served as an officer of the Company, he did not receive any compensation from the Company for his service as an officer.

     None of the executive officers of the Company served as a member of the Compensation Committee or Board of Directors of any other company during 1996.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

STRATEGY AND OBJECTIVES

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors which is comprised entirely of Non-Employee Directors. The Compensation Committee determines any annual increase in the base salary of the Chief Executive Officer, the annual bonus to be paid to the Chief Executive Officer, and, based on recommendations of the Chief Executive Officer, the compensation to be provided to the other executive officers.

     In determining compensation levels and developing compensation programs for the Company's officers, the Compensation Committee analyzes the relationship between base salary, annual cash incentives, equity incentives and benefits. The underlying objectives of the Company's compensation strategy include the following:

     - Attract and retain superior executive talent, and motivate those executives to achieve optimum short-term and long-term corporate operating results.

     - Align the interests of executive officers with the creation of shareholder value and ensure long-term growth orientation through equity-based plans.

     - Provide a compensation package that recognizes individual contributions as well as overall business results.

COMPONENTS OF COMPENSATION

     The key elements of the Company's executive compensation program are base salary, annual cash incentive and equity incentive compensation. These elements are addressed separately.

     The Compensation Committee does not exclusively use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, the Compensation Committee considers all elements of an executive's total compensation package, including insurance and other benefits.

     Base Salaries. The base salary of each of the executive officers, other than the Chief Executive Officer (the "CEO"), is reviewed annually, with adjustments made based primarily on the recommendations of the CEO. In reviewing base salaries the CEO considers various factors, including the performance of the individual with respect to specific objectives and increases in responsibilities. The specific objectives for each individual are established by each individual after consultation with the CEO, and vary for each executive position and for each year. In addition, in the first quarter of each year, the Board of Directors approves the Company's business plan developed by management for the current year. The business plan establishes objectives for the current year with respect to areas such as marketing, operations, capital expenditures and financial performance. In reviewing annual base salaries, the CEO and the Compensation Committee also consider each individual's responsibilities related to achieving the objectives in the business plan and, in an effort to provide competitive compensation, salaries of similarly situated employees in comparator companies as discussed below under "Compensation Review."

     The financial performance of the Company, primarily operating income, EBITDA (earnings before interest, taxes, depreciation and amortization) and net income, also is considered in determining annual adjustments to base salaries, but more emphasis is placed on financial performance in determining annual cash incentives rather than base salaries. When the CEO completes his reviews, he makes a recommendation to the Compensation Committee for its review and approval.

     For 1996, in accordance with the terms of the agreement (the "Leavitt Acquisition Agreement"), pursuant to which the Company purchased its Leavitt steel tube division in August 1996, the base salary of senior management (including executive officers) of Leavitt (who were hired in conjunction with the acquisition) were set at their level prior to the acquisition.

     Annual Cash Incentives. Annual cash incentives to executive officers, other than the CEO, are determined by the Compensation Committee based upon the recommendations of the CEO. The CEO in developing his bonus recommendations for the other executive officers, as well as the Compensation Committee in evaluating the CEO's recommendations, considers primarily the financial performance of the Company as described above, as well as whether the Company attained or exceeded the objectives set forth in the Company's annual business plan and the performance of the Company in relation to industry conditions and performance of comparable companies. The CEO and the Compensation Committee also consider individual performance which contributed to the Company's financial performance or otherwise assisted the Company's efforts to achieve the objectives set forth in its business plan. Failure of the Company to attain or exceed the objectives in the business plan does not, however, necessarily prevent any cash bonus from being paid, although it may affect the size of cash bonuses paid. Although in 1996 the Company exceeded the objectives established in its 1996 business plan, as a result of the resignation of CBCC's President in fourth quarter 1996, and the acquisition of Leavitt in third quarter 1996, the only cash incentive for executive officers of CBCC paid by the Company for 1996 for full year performance was paid to CBCC's Vice President -- Sales and Marketing (who had over 50 years experience with CBCC) as reported in the Summary Compensation Table. The Company also paid a cash incentive to the new President of CBCC (who accepted such position at the end of October 1996) for performance in the fourth quarter 1996 in the amount of $20,000.

     No specific weighting was assigned to any of the factors considered in determining annual adjustments to base salaries and cash bonuses for officers of CBCC.

     Pursuant to the terms of the Leavitt Acquisition Agreement, the Company paid cash incentives to the executive officers of Leavitt for 1996 performance based on a formula incentive plan established by the prior owner of Leavitt. Under the formula plan, target bonus amounts for each executive are set each year as a percentage of base salary. The target bonus amounts for the executive officers of Leavitt for 1996 were set by the prior owner and ranged from 25% to 40% of base salary. The bonus amount paid is then determined based on the attainment of pre-established objectives for operating profit, return on assets and cash flow of Leavitt, with attainment of 80% required for an objective's weighted percentage to apply in the calculation of the bonus payment. Each objective's weighted percentage is based on a linear scale, ranging from one-sixth upon attainment of the 80% threshold level, to one-third upon attainment of 100%, and one-half upon attainment of 120% and above, resulting in a maximum possible bonus of 150% of target bonus. For 1996, Leavitt exceeded 120% of one target objective and attained in excess of 90% of the other two target objectives, resulting in cash incentives for Leavitt's executive officers equal to 109% of target bonus. The amount of the 1996 bonus paid by the Company was equal to the difference between the amount of bonus earned for 1996 less the amount paid by the prior owner of Leavitt for the period January 1, 1996, to August 30, 1996, the closing date of the Leavitt acquisition.

     Equity Incentive Compensation. The Compensation Committee endorses the view that equity ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. Through the 1994 Incentive Plan, the Company has utilized stock options (and has the ability to utilize stock appreciation rights and restricted stock) as components of executive compensation to ensure external competitiveness of the total executive compensation package, motivate executives to improve long-term stock performance, encourage equity ownership of the Company by executive officers and align executive interests with the enhancement of stockholder value.

     In granting stock options or other stock-based compensation under the 1994 Incentive Plan, the Compensation Committee considers the total number of shares available for future grants under the 1994 Incentive Plan, prior grants outstanding and estimated requirements for future grants. Individual awards, with the exception of grants to the CEO, are made on the recommendation of the CEO, taking into consideration each participant's position and scope of responsibilities, the strategic and operational goals of the Company, the expected future performance of each participant to achieve these goals, and unvested options, if any, held by each participant. Awards granted to the CEO are determined separately by the Compensation Committee based on the same criteria as grants to other employees, as well as the Committee's perception of the CEO's expected future contributions to the Company's achievement of its long-term performance goals. The

Compensation Committee historically has elected to grant more options in one lump sum, rather than grant a smaller number on an annual basis, to create an immediately meaningful incentive to enhance stockholder value in the Company. Although no stock options were granted to the Named Executive Officers in 1996, the Company did grant in 1996 to Duane Grossett (who accepted a position as CBCC's President and Chief Executive Officer in October 1996) and Michael Segraves (who accepted a position as CBCC's Chief Financial Officer in September
1996) options to purchase 50,000 and 20,000 shares of common stock, respectively.

     Except with respect to grants to Non-Employee Directors, the exercise price for awards granted under the 1994 Incentive Plan, the term of such awards, the vesting of such awards and the other terms and conditions of such awards are determined by the Committee, in its discretion. All stock options previously granted to employees under the 1994 Incentive Plan have an exercise equal to the market price on the date of grant and vest in 20% increments over five years from the date of grant. Stock options granted under the 1994 Incentive Plan must expire not more than ten years from their date of grant.

     Compensation Review. The Compensation Committee recently engaged William M. Mercer, Incorporated ("Mercer"), an executive compensation consultant, to review the Company's compensation program for the Company's CEO, Martin V. Alonzo, and the officers of CBCC and Leavitt. Mercer compared the Company's compensation program for these officers with a broad group of companies deemed comparable for compensation purposes, which included companies in addition to companies in the peer group used in the Performance Graph below. The 1966 annual revenues of the Company are between the median and seventy-fifth percentile of revenues of the companies surveyed, with 1996 shareholder return for the Company exceeding that for the comparator companies. Based on the results of its survey, Mercer provided to the Compensation Committee a comprehensive analysis of the components of and total remuneration levels for Mr. Alonzo and the officers of CBCC and Leavitt as compared to the companies surveyed. The study provided by Mercer supports the cash bonus to Mr. Miller for 1996 as well as Mr. Alonzo's 1996 cash bonus described below.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The 1996 base compensation of Mr. Alonzo, the Chairman, President and CEO, was governed by the terms of the employment agreement entered into between Mr. Alonzo and the Company in November 1994 in conjunction with the Company's initial public offering. See "Management Compensation -- Other Compensation Arrangements -- Employment Agreements." Mr. Alonzo's employment agreement provides that Mr. Alonzo's base salary will be reviewed annually and may be increased at the discretion of the Compensation Committee. The Compensation Committee anticipates that any future increase in the CEO's base salary will be based on the Compensation Committee's assessment of the CEO's performance and its expectations as to his future contributions to the Company.

     In 1997, the Company also paid to Mr. Alonzo a cash bonus of $450,000 for 1996 services. In determining Mr. Alonzo's cash bonus, the Compensation Committee considered the Company's performance in 1996, as well as Mercer's study as discussed above, to determine the appropriate total cash remuneration level for Mr. Alonzo. Based on the findings set forth in Mercer's report, Mr. Alonzo's base salary is below the median for the companies surveyed, with the addition of Mr. Alonzo's cash bonus raising Mr. Alonzo's total cash compensation to approximate the seventy-fifth percentile based on the comparator companies. Under the terms of his employment agreement, Mr. Alonzo will continue to be eligible for annual cash incentive awards at the discretion of the Compensation Committee. The Compensation Committee anticipates that future cash incentives paid to the CEO will be based primarily on the financial performance of the Company, as well as the individual performance of Mr. Alonzo in supporting the Company's financial performance and attainment of strategic Company objectives.

POLICY WITH RESPECT TO $1 MILLION DEDUCTION LIMIT

     The Company's executive compensation strategy is to be cost and tax effective. Therefore, the Company's policy is to avail itself of all proper deductions under the Internal Revenue Code, where practical, while maintaining the flexibility to approve compensation arrangements which it deems to be in the best interests of the Company and its stockholders, but which may not always qualify for full tax deductibility. Amendments to the Internal Revenue Code in 1993 limit, in certain circumstances, the deductibility of compensation in excess of $1 million paid to each of the five highest paid executives in one year. Although the total compensation of the executive officers did not exceed this deduction limitation in 1996, and is unlikely to exceed it in 1997, certain factors involved in the Company's compensation program may impact on whether the deduction limitation is exceeded in the future. Although the 1994 Incentive Plan is intended to permit compensation associated with stock options and stock appreciation rights to be excluded from the deduction limitations, certain payments under the Incentive Plan, including grants of restricted stock, may be included as compensation for purposes of calculating the deduction limitation, potentially impacting the deduction limitation.

     As the Company moves forward in its efforts to create stockholder value in the years ahead, the Compensation Committee will continue to review, monitor and evaluate the Company's program for executive compensation to assure that it is internally effective in support of the Company's strategy, competitive in the marketplace to attract, retain and motivate the talent needed to achieve the Company's financial objectives, and appropriately rewards the creation of value on behalf of the Company's stockholders.

     This report has been provided by the Compensation Committee of the Board of
Directors:

          John R. Kennedy, Chairman
          Donald J. Donahue
          Thomas F. McWilliams

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing the total stockholder return on the Company's Common Stock, the Standard & Poor's 500 Composite Index ("S&P"), the Russell 2000 Index, the Dow Jones Industrials Index, a group of the Company's current peers and a group of the Company's historical peers as used in the performance graph for the 1996 Proxy Statement. The historical peer group consists of Brush Wellman, Inc., Mueller Industries, Inc., Olin Corporation and Wolverine Tube, Inc., and was selected on a non-ferrous metals line of business basis, with the current peer group consisting of the historical peer group with the addition of Maverick Tube, Inc., a steel tube producer, to correspond to the Leavitt acquisition in August 1996. The graph illustrates total stockholder return at each of December 31, 1994, 1995 and 1996, and at February 28, 1997, of $100 invested at November 4, 1994 (the date the Common Stock began trading), and assumes reinvestment of all dividends. The return of each Company in the peer group has been weighted according to its respective market capitalization.

                            COMPARATIVE TOTAL RETURN

                                      PEER        PEER
 MEASUREMENT PERIOD      CHASE       GROUP       GROUP
    (FISCAL YEAR         BRASS       (WITH      (WITHOUT                RUSSELL     DOW JONES
      COVERED)         INDUSTRIES  MAVERICK)   MAVERICK)    S&P 500       2000     INDUSTRIALS
11/4/94                       100         100         100         100         100          100
12/31/94                    96.25       97.65       98.11       99.60       99.38       101.43
12/31/95                   126.25      144.63      147.57      137.02      127.65       138.79
12/31/96                   198.75      155.48      157.03      168.48      148.70       178.82
2/28/97                    237.50      172.62      175.06      180.41      147.94       190.73

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, set forth below is certain information, as of the Record Date, regarding ownership of Common Stock by (i) each person who beneficially owns 5% or more of the Common Stock, (ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group. To the Company's knowledge, each person holds sole voting and investment power over the shares shown unless otherwise indicated.

                                                              AMOUNT AND
                                                              NATURE OF     PERCENTAGE OF
                            NAME                              OWNERSHIP       CLASS(1)
                            ----                              ----------    -------------
Citicorp Venture Capital Ltd................................  4,859,964(2)      48.1%(3)
  399 Park Avenue
  New York, New York 10043
Martin V. Alonzo............................................    834,643(4)      13.7%
  c/o Chase Brass Industries, Inc.
  14212 County Road M-50
  Montpelier, Ohio 43543
Thomas F. McWilliams........................................    150,697(5)       2.5%
Duane R. Grossett...........................................      3,000            *
Raymond E. Cartledge........................................      4,000(6)         *
Donald J. Donahue...........................................      3,500(5)         *
John R. Kennedy.............................................      3,000(5)         *
Charles E. Corpening........................................      2,000(7)         *
William R. Toller...........................................        -0-           --
Lawrence R. Lansford........................................        -0-           --
Michael T. Segraves.........................................        -0-           --
All directors and executive officers as a group (10
  persons)..................................................  1,000,840(8)      16.4%

---------------

 *  Less than one percent.

(1) Based on 5,997,396 shares of Common Stock outstanding as of the Record Date.

(2) Includes 4,100,079 shares of Nonvoting Common Stock held by CVC. Each share of Nonvoting Common Stock is convertible into one share of Common Stock at the option of the holder thereof. See "Quorum and Voting" above.

(3) Gives effect to 4,100,079 shares of Nonvoting Common Stock held by CVC, which are not included for purposes of calculating the percentage ownership of any other stockholder. See note (2) above. Without giving effect to the outstanding Nonvoting Common Stock held by CVC such percentage would be 12.7%.

(4) Excludes 25,000 shares of Common Stock held by Mr. Alonzo's wife, as to which Mr. Alonzo disclaims beneficial ownership. Includes 100,000 shares subject to stock options granted under the 1994 Incentive Plan that currently are exercisable.

(5) Includes 2,000 shares subject to stock options granted under the 1994 Incentive Plan that currently are exercisable.

(6) Includes 2,000 shares subject to stock options granted under the 1994 Incentive Plan that are exercisable within 60 days of the Record Date.

(7) Consists solely of shares subject to stock options granted under the 1994 Incentive Plan that are exercisable within 60 days of the Record Date.

(8) Includes 110,000 shares subject to stock options granted under the 1994 Incentive Plan that currently are exercisable or that are exercisable within 60 days of the Record Date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and each of CVC and Mr. Alonzo are parties to a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which each of CVC and Mr. Alonzo are entitled to require the Company to file a registration statement under the Securities Act of 1933 ("Securities Act") covering the sale of some or all of the shares of Common Stock held by CVC and Mr. Alonzo, subject to certain conditions. Pursuant to the Registration Rights Agreement, the Company may be required to file on behalf of each of CVC and Mr. Alonzo an unlimited number of registration statements on Form S-2 or Form S-3 under the Securities Act, when available. At any time that the Company is not eligible to use a Form S-2 or Form S-3 registration statement, CVC and Mr. Alonzo also may require the Company to file a registration statement on their behalf on an appropriate registration form, provided that the Company will not be required to effect more than two such registrations on behalf of CVC or one such registration on behalf of Mr. Alonzo during the term of the Registration Rights Agreement. All such demand registrations require that the registration statement relate to a minimum of, in the case of CVC, 5% of the outstanding Common Stock or, in the case of Mr. Alonzo, 2% of the outstanding Common Stock. In addition, in the event the Company proposes to register any of its shares of Common Stock under the Securities Act, other than in this offering, CVC and Mr. Alonzo will be entitled to require the Company to include all or a portion of their shares in such registration, subject to certain conditions. Each demand registration pursuant to the Registration Rights Agreement must be at least 180 days apart.

     Generally, all fees, costs and expenses of any registration under the Registration Rights Agreement will be borne by the Company, provided that CVC and Mr. Alonzo will be required to bear their respective pro rata share of underwriting discounts and commissions. CVC and Mr. Alonzo may assign their respective rights under the Registration Rights Agreement to persons to whom they transfer or otherwise assign shares of the Common Stock that they hold, provided that the shares transferred or assigned to that person represent five percent or more of the outstanding Common Stock on a fully-diluted basis at the time of transfer.

                                  PROPOSAL 2.
                 AMEND RESTATED CERTIFICATE OF INCORPORATION TO
                CHANGE CORPORATE NAME TO "CHASE INDUSTRIES INC."

     The Board of Directors of the Company has approved the following resolution, subject to the approval of the stockholders of the Company by the requisite vote at the 1997 Annual Meeting:

          RESOLVED, Article First of the Restated Certificate of Incorporation of Chase Brass Industries, Inc. (the "Corporation"), be amended in its entirety to read as follows:

         "FIRST: The name of the Corporation is Chase Industries Inc."

          FURTHER RESOLVED, that the appropriate officers of the Corporation shall be authorized to execute the Certificate of Amendment to the Corporation's Restated Certificate of Incorporation setting forth the amendment authorized in the preceding resolution and to file the same with the Secretary of State of the State of Delaware.

     The Board of Directors believes that the change of the corporate name will preserve the name recognition of "Chase," while better reflecting the Company's intent to broaden its operations from primarily a brass rod manufacturer to an engineered materials company engaged in a broader base of industries. The Company took the first step in broadening of the scope of its business with the August 1996 acquisition of the Leavitt steel tube division of UNR Industries, Inc., which the Company now operates through its wholly-owned subsidiary Leavitt Tube Company, Inc. Moreover, the Board continues to evaluate opportunities through which the Company may further expand its businesses through strategic acquisitions and joint venture opportunities in the manufacturing and related fields.

     If the proposed amendment to the Company's Restated Certificate of Incorporation is approved by the requisite vote of stockholders at the 1997 Annual Meeting, such amendment will become effective when the

Certificate of Amendment to the Company's Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (which is expected to occur promptly after the 1997 Annual Meeting).

     The Board of Directors has unanimously approved the proposed amendment to the Company's Restated Certificate of Incorporation to change the corporate name. The affirmative vote of holders of a majority of the outstanding shares of the Company's Common Stock will be necessary for the approval of the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME TO "CHASE INDUSTRIES INC."

                                  PROPOSAL 3.
                   AMENDMENT TO 1994 LONG-TERM INCENTIVE PLAN

GENERAL

     The Board of Directors and stockholders of the Company adopted the Company's 1994 Long-Term Incentive Plan (previously defined as the "1994 Incentive Plan") prior to the closing of the Company's initial public offering of Common Stock in November 1994 (the "Offering"). The 1994 Incentive Plan provides for the granting of stock options, stock appreciation rights and restricted stock (collectively, "Incentive Awards") to directors and employees of the Company and its subsidiaries. The Board of Directors believes that the 1994 Incentive Plan strengthens the Company's ability to attract and retain qualified directors and key employees upon whom the financial success and growth of the Company depend, and enables the Company to provide its directors and employees an opportunity to acquire a proprietary interest in the success of the Company, resulting in an increased incentive for such persons to remain with the Company and strive to maximize the success of the Company.

     The maximum number of shares of Common Stock that may be issued under the 1994 Incentive Plan currently is 1,000,000, subject to adjustment in the event of stock splits or reclassification. In connection with the Offering, the Company granted stock options to purchase a total of 490,000 shares of Common Stock to all employees of CBCC. In connection with the Leavitt acquisition in 1996, the Company granted stock options to purchase a total of 228,250 shares of Common Stock to all employees of Leavitt. As a result of such grants, together with certain additional grants of stock options to employees and directors of the Company, as of March 31, 1997, there were 119,800 shares of Common Stock available for additional Incentive Awards to be granted under the 1994 Incentive Plan. See "Description of 1994 Incentive Plan -- Outstanding Incentive Awards" below.

     All stock options previously granted to employees under the 1994 Incentive Plan vest in 20% increments over five years and have an exercise price equal to the market value of the Common Stock on the date of grant (or $10.00, the Offering price, in the case of stock options granted in connection with the Offering). Stock options granted to Non-Employee Directors are described above under "Management Compensation -- Board Compensation." If the 1997 Director Stock Option Plan is approved as proposed in "Proposal 4" below, no further grants will be made to Non-Employee Directors under the 1994 Incentive Plan.

AMENDMENTS

     In April 1997, the Compensation Committee adopted, and the Board of Directors ratified, certain amendments to the 1994 Incentive Plan, subject to stockholder approval. The amendments to the 1994 Incentive Plan (collectively, the "1994 Incentive Plan Amendment") would (i) increase the maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Awards granted under the 1994 Incentive Plan by 500,000, from 1,000,000 to 1,500,000 and (ii) limit to 100,000 the aggregate number of shares of Common Stock that may be subject to stock options and stock appreciation rights granted to any employee of the Company during any two-year period.

     The Board of Directors believes that it is in the best interest of the Company and its stockholders to approve the 1994 Incentive Plan Amendment to increase the shares available under the 1994 Incentive Plan to provide the Company with the ability to continue to utilize equity compensation to attract and retain qualified personnel and to have shares available for future grants of Incentive Awards to employees as the Compensation Committee deems appropriate, particularly in the event the Company consummates another acquisition.

     The 1994 Incentive Plan Amendment to limit to 100,000 the aggregate number of shares that may be subject to Stock Options and SARs granted to any employee during any two-year period is being proposed in order to conform the 1994 Incentive Plan to the requirements of certain provisions of the Internal Revenue Code of 1986, as amended, to permit the Company to take advantage of deductions for certain expenses in the event an executive officer's total compensation in a future year exceeds $1 million and is comprised, in part, of income related to Stock Options and/or stock appreciation rights granted under the 1994 Incentive Plan in the future. See "Description of 1994 Incentive Plan -- Federal Income Tax Consequences" below.

DESCRIPTION OF 1994 INCENTIVE PLAN

     The following is a summary of the principal features of the 1994 Incentive Plan, together with the applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the 1994 Incentive Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices in Montpelier, Ohio.

     Administration of Plan. The 1994 Incentive Plan is administered by the Board or by a committee consisting of two or more Non-Employee Directors appointed by the Board of Directors (the "Committee"). The members of the Compensation Committee currently administer the 1994 Incentive Plan.

     The Committee has wide discretion and flexibility to administer the 1994 Incentive Plan in the manner that it determines, from time to time, is in the best interests of the Company. In granting awards under the 1994 Incentive Plan (other than awards to Non-Employee Directors), the Committee has discretion to establish the persons to whom Incentive Awards will be granted and the exercise price and/or vesting periods, as it deems appropriate.

     Shares of Common Stock Subject to the 1994 Incentive Plan. The 1994 Incentive Plan currently provides for the issuance of a maximum of 1,000,000 shares of Common Stock, subject to adjustment as described in "Adjustment Provisions" below. Incentive Awards to which such shares of Common Stock relate may be awarded to any one eligible participant or allocated among the eligible participants, as determined by the Committee. If the 1994 Incentive Plan Amendment is approved by the requisite vote of stockholders at the Annual Meeting, the maximum available shares will be increased to 1,500,000 and no more than 100,000 shares of Common Stock may be subject to Stock Options or stock appreciation rights granted in the future to an employee of the Company during any two-year period, subject in each case to adjustment as described in "Adjustment Provisions" below.

     If any Incentive Awards granted under the 1994 Incentive Plan are forfeited or surrendered before exercise or lapse of restrictions, in whole or in part, the shares reserved therefor shall revert to the status of available shares under the 1994 Incentive Plan.

     Eligibility. Employees eligible to participate in the 1994 Incentive Plan are designated by the Committee and are chosen from among those employees determined to be key employees. The Committee has determined that all employees of the Company and its subsidiaries should be recognized as key employees and, therefor, eligible to participate in the 1994 Incentive Plan. In addition, each Non-Employee Director is eligible to receive a one-time grant of Non-qualified Stock Options. See "Management Compensation -- Board Compensation -- Stock Option Awards" above. If the 1997 Non-Employee Director Stock Option Plan, described in "Proposal 4" below, is approved by the requisite vote of stockholders at the Annual Meeting, the 1994 Incentive Plan will be amended by the Compensation Committee and Board of Directors of the Company to provide that no further grants will be made to Non-Employee Directors under the 1994 Incentive Plan.

     Types of Awards. The types of Incentive Awards that may be granted under the 1994 Incentive Plan include (i) incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Code, (ii) stock options other than Incentive Stock Options ("Non-qualified Stock Options" and, together with

Incentive Stock Options, "Stock Options"), (iii) stock appreciation rights ("SARs") and (iv) restricted stock ("Restricted Stock").

     Terms and Conditions of Stock Options. Except for Non-qualified Stock Options granted to Non-Employee Directors, the purchase price of Common Stock under each Stock Option is determined by the Committee; provided, however, that the exercise price for Common Stock subject to an Incentive Stock Option may not be less than the greater of the par value of the Common Stock or 100% of the fair market value of the Common Stock on the date of grant of such Incentive Option. The purchase price of Common Stock under a Non-qualified Stock Option must be at least equal to the par value of the Common Stock, but may be less than the fair market value of the Common Stock on the date of grant. The aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and its subsidiaries) will not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time.

     Except for Stock Options granted to Non-Employee Directors, Stock Options may be exercised as determined by the Committee, but in no event later than ten years from the date of grant in the case of Incentive Stock Options.

     For a discussion of the terms of Stock Options granted to Non-Employee Directors under the 1994 Incentive Plan, see "Management Compensation -- Board Compensation -- Stock Option Awards" above.

     Upon the exercise of a Stock Option, the participant must pay the purchase price in full either in cash, a cash equivalent acceptable to the Committee, or a combination of cash and its equivalent acceptable to the Committee. The purchase price may be paid, with the approval of the Committee, by assigning and delivering to the Company shares of Common Stock having a value equal to the exercise price or a combination of cash and such shares equal in value to the exercise price. In addition, at the request of a participant and to the extent permitted by applicable law, the Committee may approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the participant, will pay the exercise price of the Stock Options being exercised to the Company and the Company will promptly deliver to such firm the shares exercised.

     Terms and Conditions of Stock Appreciation Rights. An SAR may be granted either in tandem with or independent of a Stock Option. An SAR is the right to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (in the case of SARs granted independent of a Stock Option) or the exercise price of the related Stock Option (in the case of an SAR granted in tandem with a Stock Option).

     An SAR granted in tandem with a Stock Option will require the holder, upon exercise, to surrender the related Stock Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment as described above. The surrendered Stock Option will then cease to be exercisable. A tandem SAR will be exercisable or transferable only to the extent that the related Stock Option is exercisable or transferable.

     An SAR granted independent of a Stock Option will be exercisable as determined by the Committee. An independent SAR will entitle the holder, upon exercise, to receive payment as described above. The Committee may limit the amount payable upon exercise of any tandem or independent SAR. Any such limitation will be specified at the time the SAR is granted.

     Payment upon the exercise of SARs will be made, at the discretion of the Committee, in cash, in shares of Common Stock, or a combination of cash and shares of Common Stock.

     Terms and Conditions of Restricted Stock Awards. A Restricted Stock award is the grant of shares of Common Stock or the right to purchase Common Stock, at a price determined by the Committee, which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Certificates evidencing Restricted Stock awards will bear a legend making reference to the restrictions imposed. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee. During the restriction period, the holder of a Restricted Stock award may, at the discretion of the Committee, be given certain rights as a stockholder, including the right to vote the stock subject to the Restricted Stock award and/or receive dividends with respect thereto.

     Vesting and Exercisability. Except as described below, if a plan participant's relationship with the Company is terminated for any reason other than death, disability or normal retirement, then all Incentive Awards granted to such participant that are not then exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination. The portion, if any, of such Incentive Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of the remaining term of the Incentive Award or 180 days after the date of termination.

     If an employee's employment is terminated as a result of a death, disability or normal retirement, then any and all Incentive Awards granted to such employee that are not then exercisable (or for which restrictions have not lapsed) shall become exercisable (and the restrictions thereon, if any, shall lapse) as of the date of termination. All such Incentive Awards which have become exercisable as of the date of such termination (either as a result of the acceleration of exercisability as described above or otherwise) shall remain exercisable for the lesser of the remaining term of such Incentive Awards or three years after the date of termination of employment.

     If a Non-Employee Director ceases to serve as a director as a result of death or disability, then all Stock Options granted to such Non-Employee Director that are not then exercisable shall become exercisable as of the date of ceasing to serve as a director. All such Stock Options which have become exercisable as of the date of ceasing to serve as a director as a result of death or disability (either as a result of the acceleration of exercisability as described above or otherwise), as well as all Stock Options held by a Non-Employee Director that are otherwise exercisable at the time of such director's resignation or retirement (including as a result of declining to accept a nomination or otherwise stand for reelection) from the Board of Directors on or after the date of the fifth annual meeting of stockholders after such director's election or appointment to the Board of Directors, shall remain exercisable for the lesser of the remaining term of such Incentive Awards or three years after ceasing to serve as a director. Resignation or retirement from the Board of Directors does not result in any acceleration of vesting of outstanding Stock Options.

     If a plan participant's relationship with the Company is terminated by the Company for cause, then any and all Incentive Awards granted to such participant that have not been exercised or for which restrictions have not lapsed shall become null and void as of the date of such termination.

     Adjustment Provisions. The 1994 Incentive Plan contains provisions that automatically modify the terms of Incentive Awards or permit the Committee to modify the terms of Incentive Awards when a subdivision, consolidation or change in control of the Company occurs or when the Company undergoes certain restructurings that do not result in a change in control of the Company.

     The terms of an Incentive Award and the maximum number of shares of Common Stock authorized for issuance under the 1994 Incentive Plan will be adjusted if the Company subdivides as a whole the number of shares of Common Stock then outstanding into a greater number of shares of Common Stock (such as in a stock split) or consolidates as a whole the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock (such as in a reverse stock split). In addition, if the Common Stock is subdivided or consolidated into one or more different kinds of securities, the holders of Incentive Awards will be entitled to purchase or receive (in lieu of the shares of Common Stock originally subject to the Incentive Award) the kinds of securities into which the Common Stock is subdivided or consolidated.

     If the 1994 Incentive Plan Amendment is approved, the two-year 100,000 per employee share limitation as described above under "Amendments" also would be adjusted commensurate with any such adjustment to the total number of shares available for issuance under the 1994 Incentive Plan.

     Change in Control Provisions; Restructure without a Change in Control. For a description of the change in control provisions contained in the 1994 Incentive Plan, see "Management Compensation -- Employment Contracts and Termination of Employment and Change in Control Agreements -- 1994 Incentive Plan."

     If a restructuring of the Company occurs that does not constitute a change in control of the Company, the Committee may (but need not) cause the Company to take any one or more of the following actions (except with respect to stock options granted to Non-Employee Directors): (1) accelerate in whole or in part the time of vesting and exercisability of any outstanding Stock Options and Stock Appreciation Rights in order to permit those Stock Options and Stock Appreciation Rights to be exercisable before, upon or after the completion of the restructuring; (2) grant each optionholder corresponding Stock Appreciation Rights; (3) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock; (4) if the restructuring involves a transaction in which the Company is not the surviving entity, cause the surviving entity to assume in whole or in part any one or more of the outstanding Incentive Awards upon such terms and provisions as the Committee deems desirable; or (5) redeem in whole or in part any one or more of the outstanding Incentive Awards (whether or not then exercisable) in consideration of a cash payment, adjusted for withholding obligations. A restructuring generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation or otherwise) in one transaction or a series of transactions.

     Transferability. Incentive Awards granted under the 1994 Incentive Plan generally are not transferrable, provided that Stock Options and SARs may be transferred to certain family members and trusts or partnerships created for the benefit of family members. SARs granted in tandem with Stock Options will not be transferrable other than in connection with the transfer of the Stock Options to which such SARs relate.

     Amendment and Termination of the 1994 Incentive Plan. No Incentive Award may be granted under the 1994 Incentive Plan after November 10, 2004, the tenth anniversary of the effective date of the 1994 Incentive Plan. The Board of Directors of the Company may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Incentive Awards, suspend or discontinue the 1994 Incentive Plan.

     The Committee may, subject to ratification by the Board of Directors of the Company, amend or modify the 1994 Incentive Plan at any time for any purpose, to the extent permitted by law. However, the 1994 Incentive Plan may not be amended to (a) increase materially the aggregate number of shares of Common Stock that may be issued under the 1994 Incentive Plan, (b) increase materially the benefits accruing to eligible individuals under the 1994 Incentive Plan or (c) modify materially the eligibility requirements for participation in the 1994 Incentive Plan, in each case without the consent of the requisite holders of the shares of Common Stock then outstanding as may be required by applicable law in effect as of the time of the amendment.

     Federal Income Tax Consequences. A participant receiving Non-qualified Stock Options or SARs will not recognize taxable income at the time the Non-qualified Stock Option or SAR is granted. At the time the Non-qualified Stock Option or SAR is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or fair market value of the Common Stock at the time of grant of SARs granted independent of Stock Options) and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

     An employee granted an Incentive Stock Option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. If stock acquired upon exercise of an Incentive Stock Option is held for a minimum of two years from the date of grant of the Stock Option and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction.

     If the holding period requirement is not met, the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of Common Stock on the date of exercise over the exercise price or
(ii) the excess of the amount realized on the sale of such stock over the exercise price.

     An employee receiving a Restricted Stock award generally will recognize ordinary taxable income at the time the restrictions lapse in an amount equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the price, if any, paid by the employee for such Common

Stock (unless the employee makes a Section 83(b) election as discussed below). Any dividends received by the employee before the termination of restrictions will be taxed as ordinary income. The Company will be entitled to a deduction equal to the ordinary income recognized by the employee. Upon the disposition of the Common Stock, the employee will recognize taxable gain or loss equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the amount realized upon the disposition of the Common Stock. The gain or loss will be taxable as a capital gain or loss.

     If an employee makes an election under Section 83(b) of the Code (a "Section 83(b) election"), the employee will recognize ordinary income when the Restricted Stock is transferred to the employee (without regard to any risk of forfeiture or restriction on the employee's ability to freely transfer the Restricted Stock) in an amount equal to the fair market value of the Restricted Stock at that time over the amount, if any, paid by the employee for the Restricted Stock. If the employee makes a Section 83(b) election, the Company will be entitled to a deduction equal to the ordinary income recognized by the employee in the year of the election. However, dividends received before the restrictions lapse will not be deductible by the Company. Upon the disposition of the Common Stock, the employee will recognize gain or loss equal to the difference between the amount realized and the sum of the income recognized by the employee as a result of the Section 83(b) election and any amounts paid by the employee for the Restricted Stock.

     Special rules may apply with respect to employees subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an Incentive Stock Option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an employee subject to
Section 16(b) (and the concurrent deduction by the Company) on the exercise of a Stock Option or SAR generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the employee elects otherwise by making a Section 83(b) election.

     Section 162(m) of the Internal Revenue Code generally imposes a $1 million per person annual limit on the amount the Company may deduct as compensation expense for its chief executive officer and its four other highest paid executives. Under Internal Revenue Service regulations, income attributable to Incentive Awards previously granted under the 1994 Incentive Plan will not be taken into account for purposes of calculating the $1 million annual limit on deductible compensation imposed by Section 162(m) of the Code. If the proposed amendment to increase available shares under the 1994 Incentive Plan is approved, the 1994 Incentive Plan will be required to comply with certain requirements of Section 162(m) of the Code to cause Stock Options and SARs granted thereunder in the future to be classified as "performance-based compensation" under Section 162(m)(4)(C) of the Code and, thereby, exempt from the $1 million limit imposed by Section 162(m). The 1994 Incentive Plan, as amended by the 1994 Plan Amendment, is intended to comply with such requirements with respect to Stock Options and SARs. As a result, income recognized by an executive officer upon the exercise of a Stock Option or SAR should not be subject to or count against the Section 162(m) $1 million annual limit on deductible compensation. Restricted Stock Awards generally are not available for the exemption from the $1 million annual limit imposed by Section 162(m) and, therefore, income attributable to grants of Restricted Stock, if any, that may be made in the future under the 1994 Incentive Plan will be included for purposes of the $1 million limitation.

     Outstanding Incentive Awards. Upon the closing of the Offering, the Company granted (i) to Mr. Alonzo and Mr. Miller, Non-qualified Stock Options to purchase 250,000 and 25,000 shares of Common Stock, respectively, (ii) to all other employees (289 persons), Non-qualified Stock Options to purchase an aggregate of 195,000 shares of Common Stock; and (iii) to each of Messrs. Donahue, Grossett, Kennedy and McWilliams, as Non-Employee Directors, Non-qualified Stock Options to purchase 5,000 shares of Common Stock. All of these Stock Options have a per share exercise price equal to the $10.00 Offering price to the public.

     Pursuant to the employment agreement between Robert L. Meyer and CBCC, on February 27, 1995, the Company granted to Mr. Meyer Non-qualified Stock Options to purchase 50,000 shares of Common Stock. The Stock Options granted to Mr. Meyer had a per share exercise price of $11.25 (the closing price of the Common Stock on the date of grant). Mr. Meyer resigned from his position with CBCC in October 1996 and forfeited 40,000 of the 50,000 Stock Options granted to him which had not vested as of the date of Mr. Meyer's resignation.

     Pursuant to the employment agreement between Duane R. Grossett and CBCC, on October 28, 1996, the Company granted to Mr. Grossett, who succeeded Mr. Meyer as President of CBCC, Non-qualified Stock Options to purchase 50,000 shares of Common Stock. The Stock Options granted to Mr. Grossett have a per share exercise price of $18.875 (the closing price of Common Stock on the date of grant). After his acceptance of the position with CBCC, Mr. Grossett resigned as a director of the Company and forfeited 3,000 of the 5,000 shares granted to him as a Non-Employee Director, which had not vested as of the date of Mr. Grossett's resignation.

     In connection with the Leavitt acquisition in August 1996, the Company granted to all employees of Leavitt (419 persons) Non-qualified Stock Options to purchase an aggregate of 228,250 shares of Common Stock. All of these Stock Options have a per share exercise price of $17.00 (the closing price of the Common Stock on the date of grant).

     The Company also has granted additional Stock Options under the 1994 Incentive Plan as the Compensation Committee from time to time has deemed appropriate.

     The following table reflects all Stock Options granted under the 1994 Incentive Plan as of March 31, 1997. No SARs or Restricted Stock awards have been granted under the 1994 Incentive Plan.

                         1994 LONG-TERM INCENTIVE PLAN
                              STOCK OPTION GRANTS
                           AS OF MARCH 31, 1997(1)(2)

                                                              STOCK OPTIONS
                    NAME (AND POSITION)                          GRANTED
                    -------------------                       -------------
Martin V. Alonzo............................................     250,000
  (Chairman of the Board, President and Chief Executive
  Officer)
George R. Miller............................................      25,000
  (Vice President -- Sales and Marketing of CBCC (Retired))
Robert L. Meyer(3)..........................................      50,000
  (former President and Chief Operating Officer of CBCC)
Current Executive Officers, as a group (4 persons)(4).......     350,000
Non-Executive Directors, as a group (6 persons)(5)..........      30,000
Non-Executive Officer Employee Group (746 persons)..........     471,700

---------------

(1) Excludes 20,000 Stock Options granted to the former Chief Financial Officer of CBCC who resigned in 1996 and is not required to be reported in the Summary Compensation Table; also excludes 5,000 Stock Options granted to Duane Grossett as a former Non-Employee Director. See Note 5 below

(2) A total of 951,700 Stock Options have been granted; 71,500 Stock Options have been forfeited upon termination of employment; 33,975 stock options have been exercised; 119,800 shares remain available for future grants.

(3) Mr. Meyer resigned in October 1995 and forfeited the 40,000 unvested Stock Options; the remaining 10,000 Stock Options have been exercised.

(4) Includes Mr. Alonzo (250,000), Duane R. Grossett (50,000) (President and Chief Operating Officer of CBCC; appointed October 1996); Michael T. Segraves (20,000) (Chief Financial Officer; appointed September 1996); and Lawrence R. Lansford (30,000) (President and Chief Operating Officer of Leavitt; appointed March 3, 1997)

(5) Mr. Grossett, who received 5,000 Stock Options upon the closing of the Offering, resigned his position as a director of the Company after accepting the position of President and Chief Operating Officer of CBCC in October 1996 and is excluded from this group.

     All Stock Options previously granted to employees under the 1994 Incentive Plan vest in 20% increments on each of the first five anniversaries of the date of grant, have an exercise price equal to the market value of Common Stock on the date of grant and expire 10 years after the date of grant.

     The closing market value of Common Stock as of March 31, 1997, was $20.25 per share, as reported on the New York Stock Exchange.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL OF THE PROPOSED 1994 INCENTIVE PLAN AMENDMENT

     To be approved by the stockholders, the 1994 Incentive Plan Amendment must receive the approval of stockholders holding at least a majority of the outstanding shares of Common Stock present at the Annual Meeting and entitled to vote on the 1994 Incentive Plan Amendment. The enclosed form of Proxy provides a means for stockholders to vote for the 1994 Incentive Plan Amendment, to vote against the 1994 Incentive Plan Amendment, or to abstain from voting with respect to the 1994 Incentive Plan Amendment. Each properly executed Proxy received in time for the meeting will be voted as specified therein. Because abstentions are counted as present and entitled to vote on the 1994 Incentive Plan Amendment, they will have the effect of votes against Proposal 3. If a stockholder executes and returns a Proxy but does not specify otherwise, the shares represented by such stockholder's Proxy will be voted FOR the 1994 Incentive Plan Amendment.

     If the 1994 Incentive Plan Amendment is not approved by stockholders at the Annual Meeting, no further Stock Options or SARs will be granted to executive officers of the Company under the 1994 Incentive Plan in excess of shares available under the current 1,000,000 share limitation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1994 INCENTIVE PLAN AMENDMENT. BECAUSE THE 1994 INCENTIVE PLAN AMENDMENT WILL INCREASE THE NUMBER OF INCENTIVE AWARDS THAT MAY BE GRANTED TO ALL EXECUTIVE OFFICERS AND, IF THE 1997 DIRECTOR STOCK OPTION PLAN DOES NOT RECEIVE THE REQUISITE STOCKHOLDER VOTES FOR APPROVAL, DIRECTORS OF THE COMPANY, EACH OF THE EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY HAS AN INTEREST IN, AND MAY BENEFIT FROM, THE ADOPTION OF THE 1994 INCENTIVE PLAN AMENDMENT.

                                  PROPOSAL 4.
            ADOPTION OF 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

     The Compensation Committee of the Company adopted, subject to stockholder approval, the Company's 1997 Non-Employee Director Stock Option Plan (previously defined as the "1997 Director Stock Option Plan") in April 1997. The 1997 Director Stock Option Plan provides for the granting of stock options to Non-Employee Directors upon their election to the Board of Directors and, at the election of each Non-Employee Director, in lieu of all or a portion of such Non-Employee Director's annual retainer. The Board of Directors believes that the 1997 Director Stock Option Plan will strengthen the Company's ability to attract and retain highly qualified individuals to serve as directors of the Company and encourage directors to acquire additional proprietary interests in the success of the Company, resulting in an increased incentive for such persons to remain with the Company and strive to maximize the success of the Company.

     The maximum number of shares of Common Stock that may be issued under the 1997 Director Stock Option Plan is 100,000, subject to adjustment in the event of stock splits or reclassification.

DESCRIPTION OF 1997 DIRECTOR STOCK OPTION PLAN

     The following is a summary of the principal features of the 1997 Director Stock Option Plan, together with the applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the 1997 Director Stock Option Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices in Montpelier, Ohio.

     Types of Awards. The types of awards that may be granted under the 1997 Director Stock Option Plan are (i) Non-qualified Stock Options and (ii) upon the occurrence of a change in control, stock appreciation rights ("SARs").

     Administration of Plan. The 1997 Director Stock Option Plan is administered by the Board or by a committee consisting of two or more Non-Employee Directors appointed by the Board of Directors (the "Director Plan Committee"). The members of the Compensation Committee initially will administer the 1997 Director Stock Option Plan.

     As awards granted under the 1997 Director Stock Option Plan are automatic and/or determined by formula, the necessity for administration will be limited. Notwithstanding, subject to the terms of the 1997 Director Stock Option Plan, the Director Plan Committee has discretion and flexibility to interpret and take action with respect to the 1997 Director Stock Option Plan in the manner that it determines, from time to time, is in the best interests of the Company for the proper administration of the 1997 Director Stock Option Plan consistent with the express terms thereof.

     Shares of Common Stock Subject to the 1997 Director Stock Option Plan. The 1997 Director Stock Option Plan provides for the issuance of a maximum of 100,000 shares of Common Stock, subject to adjustment as described in "Adjustment Provisions" below. If any stock options granted under the 1997 Director Stock Option Plan are forfeited or surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor will revert to the status of available shares under the 1997 Director Stock Option Plan.

     Eligibility. Under the 1997 Director Stock Option Plan, grants of stock options and (upon a change in control) SARs will be made only to Non-Employee Directors.

     Automatic Awards of Stock Options. Each Non-Employee Director will be granted, on the date such person is elected or appointed as a director, stock options to purchase 5,000 shares of Common Stock at an exercise price equal to the average closing price of the Common Stock on the New York Stock Exchange (the "Average Fair Market Value") during the five trading days immediately preceding the date of grant. All stock options automatically granted to Non-Employee Directors will vest in equal proportions on each of the first five anniversaries of the date of grant, provided that the person has been a director of the Company continuously through that date. Non-Employee Directors reelected to successive terms will not receive additional grants of stock options upon any such reelection.

     Currently, automatic grants of stock options to Non-Employee Directors as described above are provided for under the 1994 Incentive Plan. If the 1997 Director Stock Option Plan is approved by the requisite vote of stockholders at the Annual Meeting, the 1994 Incentive Plan will be amended to provide that no further grants of stock options will be made to Non-Employee Directors under the 1994 Incentive Plan. For a discussion of the terms of stock options granted to Non-Employee Directors under the 1994 Incentive Plan, see "Management Compensation -- Board Compensation -- Stock Option Awards" above. Because all nominees for election as a director at the Annual Meeting are incumbent directors, none of such persons will be entitled to receive an automatic grant of stock options pursuant to the 1994 Incentive Plan or, if approved by the stockholders, the 1997 Director Stock Option Plan.

     Stock Options Granted upon Deferral of Annual Retainer. On or before January 1 of each calendar year, each Non-Employee Director may elect to defer all or a portion (in 25% increments) of such director's annual retainer (currently $15,000) for the upcoming calendar year and receive, in lieu thereof, stock options equal to the value of the deferred retainer. Stock options granted in lieu of a director's deferred retainer will be granted as of the last day of each calendar quarter (the date on which quarterly payments of the annual retainer are paid, in arrears) in the year to which the election relates. The number of stock options granted each quarter will be determined by dividing 25% of the annual retainer amount deferred by 50% of the Average Fair Market Value (as defined above) for the last five trading days of that calendar quarter, and also will have an exercise price equal to 50% of the Average Fair Market Value. Each stock option granted to Non-Employee Directors in lieu of their annual retainer will vest fully immediately upon grant.

     For example, if a Non-Employee Director defers the full annual retainer amount of $15,000, assuming a constant Average Fair Market Value of $20.00 for each quarter, that director would receive a grant of stock options to purchase 375 shares of Common Stock ($3,750 divided by $10.00) as of the last day of each calendar quarter, with an exercise price of $10.00 per share. If a director exercised those stock options immediately upon grant (i.e., at the end of each quarter) and sold the underlying stock, that director would receive cash, net of the exercise price, at the end of each quarter in an amount equal to $3,750, or 25% of the $15,000 deferred annual retainer.

     Notwithstanding the foregoing, if the 1997 Director Stock Option Plan is approved by the requisite vote of stockholders at the Annual Meeting, Non-Employee Directors may elect to receive stock options in lieu of the remaining balance of their 1997 annual retainer at any time until May 31, 1997. In addition, any Non-Employee Director elected or appointed during any calendar year may elect to receive stock options under the 1997 Director Stock Option Plan in lieu of all or a portion (in 25% increments) of such director's pro rated annual retainer for such calendar year at any time prior to 30 days after election or appointment to the Board of Directors. In each case, however, such election will apply only to that portion of the electing director's annual retainer relating to periods after the date the election is made, and the numerator of the formula pursuant to which the number of stock options granted is determined will be adjusted to reflect the portion of the deferred annual retainer attributable to each remaining calendar quarter (or portion thereof) in the year to which any such initial election relates.

     Exercise of Stock Options and Payment For Stock. Upon the exercise of a stock option, the holder must pay the purchase price in full either in cash, a cash equivalent acceptable to the Committee, or a combination of cash and its equivalent acceptable to the Committee. The purchase price may be paid, with the approval of the Committee, by assigning and delivering to the Company shares of Common Stock having a value equal to the exercise price or a combination of cash and such shares equal in value to the exercise price. In addition, at the request of a holder and to the extent permitted by applicable law, the Committee may approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the holder, will pay the exercise price of the stock options being exercised to the Company and the Company will promptly deliver to such firm the shares for which the stock options are exercised.

     Terms and Conditions of Stock Appreciation Rights. An SAR may be granted only upon the occurrence of a change in control and only in tandem with a stock option. An SAR is the right to receive an amount in cash equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of the related stock option.

     An SAR will require the holder, upon exercise, to surrender the related stock option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised. The surrendered stock option will then cease to be exercisable. An SAR will be exercisable or transferable only to the extent that the related stock option is exercisable or transferable, and will be forfeited or canceled upon any forfeiture or cancellation of the corresponding stock option prior to exercise or upon the exercise of the corresponding stock option.

     Alternative Vesting and Exercisability. If a Non-Employee Director ceases to serve as a director for any reason other than death or disability, then all stock options granted to such director that are not then exercisable shall become null and void as of the date of ceasing to serve as a director. The portion, if any, of such stock options that are exercisable as of the date of ceasing to serve as a director shall be exercisable for a period of the lesser of the remaining term of the stock options or 180 days after the date of ceasing to serve as a director; provided, that, if a Non-Employee Director resigns from the Board of Directors on or after the date of the fifth annual meeting of stockholders after such director's election or appointment to the Board of Directors (including as a result of declining to accept a nomination or otherwise stand for reelection), such stock options shall remain exercisable for the lesser of the remaining term of such stock options or three years after ceasing to serve as a director.

     If a Non-Employee Director ceases to serve as a director as a result of death or disability, then all stock options granted to such Non-Employee Director that are not then exercisable shall become exercisable as of the date of ceasing to serve as a director. All such stock options which have become exercisable as of the date of ceasing to serve as a director as a result of death or disability (either as a result of the acceleration of exercisability as described above or otherwise) shall remain exercisable for the lesser of the remaining term of such stock options or three years after ceasing to serve as a director.

     If a Non-Employee Director is removed from the Board of Directors for cause, then any and all stock options granted to such director as automatic awards upon election to the Board of Directors that have not been exercised shall become null and void as of the date of such removal.

     Adjustment Provisions. The 1997 Director Stock Option Plan contains provisions that automatically adjust the maximum number and/or type of securities available for issuance under the 1997 Director Stock Option Plan and the terms of outstanding stock options and SARs upon a subdivision, consolidation or reclassification of outstanding Common Stock or when the Company undergoes certain restructurings.

     Change in Control Provisions. The 1997 Director Stock Option Plan provides that, upon a "change in control" of the Company, (1) all outstanding stock options will become immediately and fully vested and exercisable in full and (2) each holder of a stock option will be granted a corresponding stock appreciation right. "Change in control" is defined in the 1997 Director Stock Option Plan the same as in the 1994 Incentive Plan. See "Management Compensation -- Employment Contracts and Termination of Employment and Change in Control Agreements -- 1994 Incentive Plan."

     In addition, if a change in control occurs in connection with a merger or consolidation of the Company pursuant to which the Company is not the surviving corporation or a sale of all or substantially all of the Company's assets, then the holders of stock options and SARs will be entitled to receive (upon payment of the exercise price, if applicable) the same consideration to which they would have been entitled had they exercised their stock options or SARS immediately prior to such transaction.

     If a restructuring of the Company occurs that does not constitute a change in control of the Company, (1) if the restructuring involves a transaction in which the Company is not the surviving entity, the surviving entity shall assume all outstanding stock options and corresponding SARs (if any); or (2) the Company may redeem in whole or in part any one or more of the outstanding stock options and corresponding SARs (whether or not then exercisable) in consideration of a cash payment in an amount of the excess of market value over exercise price immediately prior to the restructuring. A restructuring generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation or otherwise) in one transaction or a series of transactions.

     Transferability. Stock options granted under the 1997 Director Stock Option Plan will not be transferable other than by will or pursuant to the laws of descent and distribution or, upon approval by the Director Plan Committee, to certain family members and trusts or partnerships created for the benefit of family members. SARs granted in connection with stock options upon the occurrence of a change in control will not be transferable other than in connection with the transfer of the stock options to which such SARs relate, and the transfer of stock options also will effect the transfer of corresponding SARs (if any).

     Amendment and Termination of the 1997 Director Stock Option Plan. No stock option may be granted under the 1997 Director Stock Option Plan after the tenth anniversary of stockholder approval of the 1997 Director Stock Option Plan. The Board of Directors or Compensation Committee may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to outstanding stock options or SARs, suspend or discontinue the 1997 Director Stock Option Plan.

     The Director Plan Committee may amend or modify the 1997 Director Stock Option Plan at any time for any purpose. However, no such amendment may adversely affect the rights of any existing optionholder or any participant who has an election in effect to defer all or a portion of his or her annual retainer without such person's consent. In addition, the 1997 Director Stock Option Plan may not be amended without stockholder approval to increase materially the aggregate number of shares of Common Stock that may be issued, to modify the formulas pursuant to which awards are granted, or to modify the eligibility criteria for participation under the 1997 Director Stock Option Plan.

     Federal Income Tax Consequences. A participant receiving stock options or SARs will not recognize taxable income at the time the stock option or SAR is granted. At the time the stock option or SAR is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

     Special rules may apply in situations where Section 16(b) of the Securities Exchange Act of 1934 prevents shares acquired upon exercise of a stock option from being resold immediately. The amount and timing of the recognition of income by a Non-Employee Director (and the concurrent deduction by the Company) on the exercise of a stock option or SAR generally will be based on the fair market value of the shares received when the restrictions arising under Section 16(b) lapse, unless the Non-Employee Director elects otherwise by making a
Section 83(b) election.

     The closing market value of Common Stock as of March 31, 1997, was $20.25 per share, as reported on the New York Stock Exchange.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL OF THE PROPOSED 1997 DIRECTOR STOCK OPTION PLAN

     To be approved by the stockholders, the 1997 Director Stock Option Plan must receive the approval of stockholders holding at least a majority of the outstanding shares of Common Stock present at the meeting and entitled to vote on the 1997 Director Stock Option Plan. The enclosed form of Proxy provides a means for stockholders to vote for the 1997 Director Stock Option Plan, to vote against the 1997 Director Stock Option Plan, or to abstain from voting with respect to the 1997 Director Stock Option Plan. Each properly executed Proxy received in time for the Annual Meeting will be voted as specified therein. If a stockholder executes and returns a Proxy but does not specify otherwise, the shares represented by such stockholder's Proxy will be voted FOR the 1997 Director Stock Option Plan.

     If the 1997 Director Stock Option Plan is not approved by the stockholders at the Annual Meeting, no stock options (or SARs) will be granted pursuant to the 1997 Director Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1997 DIRECTOR STOCK OPTION PLAN. BECAUSE THE 1997 DIRECTOR STOCK OPTION PLAN WILL AUTHORIZE THE GRANT OF STOCK OPTIONS AND SARS TO NON-EMPLOYEE DIRECTORS, EACH NON-EMPLOYEE DIRECTOR OF THE COMPANY HAS AN INTEREST IN, AND MAY BENEFIT FROM, THE ADOPTION OF THE 1997 DIRECTOR STOCK OPTION PLAN.

                                  PROPOSAL 5.
       ADOPTION OF 1997 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

GENERAL

     The Compensation Committee of the Company adopted, subject to stockholder approval, the Company's 1997 Executive Deferred Compensation Stock Option Plan (previously defined as the "1997 Executive Stock Option Plan") in April 1997. The 1997 Executive Stock Option Plan provides for the granting of stock options to eligible executive employees of the Company and its subsidiaries, at the employee's election, in lieu of all or a portion of such employee's annual cash bonus. The 1997 Executive Stock Option Plan will enable the Company to provide eligible employees an opportunity to acquire additional proprietary interests in the success of the Company, which will more closely align the interest of participating employees in the Company with that of the stockholders and, the Board of Directors believes, result in an increased incentive for such persons to remain with the Company and strive to maximize the success of the Company.

     The maximum number of shares of Common Stock that may be issued under the 1997 Executive Stock Option Plan is 300,000, subject to adjustment in the event of stock splits or reclassification.

DESCRIPTION OF 1997 EXECUTIVE STOCK OPTION PLAN

     The following is a summary of the principal features of the 1997 Executive Stock Option Plan, together with the applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the 1997 Executive Stock Option Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices in Montpelier, Ohio.

     Types of Awards. The types of awards that may be granted under the 1997 Executive Stock Option Plan are (i) Non-qualified Stock Options and (ii) upon the occurrence of a change in control, stock appreciation rights ("SARs").

     Administration of Plan. The 1997 Executive Stock Option Plan is administered by the Board or by a committee consisting of two or more Non-Employee Directors appointed by the Board of Directors (the "Executive Plan Committee"). The members of the Compensation Committee initially will administer the 1997 Executive Stock Option Plan.

     As awards granted under the 1997 Executive Stock Option Plan are determined by formula, the necessity for administration will be limited. Notwithstanding, subject to the terms of the 1997 Executive Stock Option Plan, the Executive Plan Committee has discretion and flexibility to interpret and take action with respect to the 1997 Executive Stock Option Plan in the manner that it determines, from time to time, is in the best interests of the Company for the proper administration of the 1997 Executive Stock Option Plan consistent with the express terms thereof.

     Shares of Common Stock Subject to the 1997 Executive Stock Option Plan. The 1997 Executive Stock Option Plan provides for the issuance of a maximum of 300,000 shares of Common Stock, subject to adjustment as described in "Adjustment Provisions" below. If any stock options granted under the 1997 Executive Stock Option Plan are forfeited or surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor will revert to the status of available shares under the 1997 Executive Stock Option Plan. The stock options to which such shares of Common Stock relate may be awarded to any one eligible employee or allocated among eligible employees, depending on whether eligible employees elect to participate in the 1997 Executive Stock Option Plan and the extent to which they elect to participate; provided that no more than 100,000 shares of Common Stock may be subject to stock options granted to any participant under the 1997 Executive Stock Option Plan during any calendar year (or otherwise with respect to any compensation deferred with respect to any single calendar year).

     Eligibility. Under the 1997 Executive Stock Option Plan, grants of stock options and (upon a change in control) SARs will be made only to those executive officers and key management personnel of the Company and its subsidiaries as the Executive Plan Committee from time to time may designate. The Compensation Committee initially has designated Martin V. Alonzo (Chairman of the Board, President and Chief Executive Officer of the Company), Duane R. Grossett (President and Chief Operating Officer of CBCC) and Lawrence R. Lansford (President and Chief Operating Officer of Leavitt) as the individuals eligible to participate in the 1997 Executive Stock Option Plan.

     Grant of Stock Options. On or before September 30 of each calendar year, each eligible employee may elect to defer all or a portion (in 25% increments) of such employee's annual cash bonus for such calendar year (which bonus will be determined after that calendar year end) and receive, in lieu thereof, stock options equal to the value of the deferred cash bonus.

     Stock options granted in lieu of an employee's foregone cash bonus will be granted as of the date the annual cash bonus for the year to which an election relates is determined. The stock options related to each annual bonus amount deferred will be granted in four series, with the number of stock options granted with respect to each series determined by dividing 25% of the cash bonus amount deferred by 50% of the average closing price of the Common Stock on the New York Stock Exchange for the last five trading days of each calendar quarter (in each case, the "Average Quarter-End Price") in the preceding calendar year, with the stock options calculated for each calendar quarter representing one series. Stock options granted in each series will have an exercise price equal to 50% of the Average Quarter-End Price for the calendar quarter to which such series relates. Each stock option granted to eligible employee in lieu of their annual cash bonus will vest fully immediately upon grant.

     For example, if an eligible employee defers a cash bonus amount of $100,000, assuming Average Quarter-End Prices of $20.00, $21.00, $22.00 and $23.00 for the four quarters of the calendar year to which the cash bonus relates, that eligible employee would receive four grants of stock options as of the date the annual cash bonus is determined as follows:

           AVERAGE
         QUARTER-END
SERIES      PRICE       SHARES SUBJECT TO STOCK OPTIONS    EXERCISE PRICE
------   -----------    -------------------------------    --------------
1            $20       2,500 ($25,000 divided by $10.00)       $10.00
2            $21       2,381 ($25,000 divided by $10.50)       $10.50
3            $22       2,273 ($25,000 divided by $11.00)       $11.00
4            $23       2,174 ($25,000 divided by $11.50)       $11.50

     In the discretion of the Executive Plan Committee, any eligible employee who becomes employed after September 30 of any calendar year may elect to receive stock options under the 1997 Executive Stock Option Plan in lieu of such employee's annual cash bonus for such calendar year within such time period as the Executive Plan Committee may determine, provided that the numerator of the formula pursuant to which the number of stock options granted is determined will be adjusted to reflect the portion of the deferred annual cash bonus attributable in each remaining calendar quarter (or portion thereof) in the year to which any such initial election relates, determined on a pro-rated basis.

     Exercise of Stock Options and Payment For Stock. Upon the exercise of a stock option, the holder must pay the purchase price in full either in cash, a cash equivalent acceptable to the Committee, or a combination of cash and its equivalent acceptable to the Committee. The purchase price may be paid, with the approval of the Committee, by assigning and delivering to the Company shares of Common Stock having a value equal to the exercise price or a combination of cash and such shares equal in value to the exercise price. In addition, at the request of a holder and to the extent permitted by applicable law, the Committee may approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the holder, will pay the exercise price of the stock options being exercised to the Company and the Company will promptly deliver to such firm the shares exercised.

     Terms and Conditions of Stock Appreciation Rights. An SAR may be granted only upon the occurrence of a change in control and only in tandem with a stock option. An SAR is the right to receive an amount in cash equal to the excess of the fair market value of a share of Common Stock as of the date of exercise over the exercise price of the related stock option.

     An SAR will require the holder, upon exercise, to surrender the related stock option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised. The surrendered stock option will then cease to be exercisable. An SAR will be exercisable or transferable only to the extent that the related stock option is exercisable or transferable, and will be forfeited or canceled upon any forfeiture or cancellation of the corresponding stock option prior to exercise or upon the exercise of the corresponding stock option.

     Alternative Vesting and Exercisability. Except as described below, if a participant's employment is terminated for any reason other than death, disability or normal retirement, then all stock options granted to such participant under the 1997 Executive Stock Option Plan shall be exercisable for a period of the lesser of the remaining term of the stock options or 180 days after the date of termination. If a participant's employment is terminated as a result of death, disability or normal retirement, then all stock options granted to such participant under the 1997 Executive Stock Option Plan shall remain exercisable for the lesser of the remaining term of such stock options or three years after the date of termination of employment.

     Adjustment Provisions. The 1997 Executive Stock Option Plan contains provisions that automatically adjust the maximum number and/or types of securities available for issuance under the 1997 Executive Stock

Option Plan and the terms of outstanding stock options and SARs upon a subdivision, consolidation or reclassification of outstanding Common Stock or when the Company undergoes certain restructurings.

     The one-year 100,000 per employee share limitation described above under "Shares of Common Stock Subject to the 1997 Executive Stock Option Plan" also would be adjusted commensurate with any such adjustment to the maximum number of shares available for issuance under the 1997 Executive Stock Option Plan.

     Change in Control Provisions. The 1997 Executive Stock Option Plan provides that, upon a "change in control" of the Company, (1) all outstanding stock options will become immediately and fully vested and exercisable in full and (2) each holder of a stock option will be granted a corresponding stock appreciation right. "Change in control" is defined in the 1997 Executive Stock Option Plan the same as in the 1994 Incentive Plan. See "Management
Compensation -- Employment Contracts and Termination of Employment and Change in Control Agreements -- 1994 Incentive Plan."

     In addition, if a change in control occurs in connection with a merger or consolidation of the Company pursuant to which the Company is not the surviving corporation or a sale of all or substantially all of the Company's assets, then the holders of stock options and SARs will be entitled to receive (upon payment of the exercise price, if applicable) the same consideration to which they would have been entitled had they exercised their stock options or SARs immediately prior to such transaction.

     If a restructuring of the Company occurs that does not constitute a change in control of the Company, the Committee may (but need not) cause the Company to take any one or more of the following actions: (1) grant each optionholder corresponding SARs; (2) if the restructuring involves a transaction in which the Company is not the surviving entity, cause the surviving entity to assume in whole or in part any one or more of the outstanding awards upon such terms and provisions as the Committee deems desirable; or (3) redeem in whole or in part any one or more of the outstanding stock options or SARs (whether or not then exercisable) in consideration of a cash payment in an amount of the excess of market value over exercise price immediately prior to the restructuring. A restructuring generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation or otherwise) in one transaction or a series of transactions.

     Transferability. Stock options granted under the 1997 Executive Stock Option Plan will not be transferable other than by will or pursuant to the laws of descent and distribution or to certain family members and trusts or partnerships created for the benefit of family members. SARs granted in connection with stock options upon the occurrence of a change in control will not be transferable other than in connection with the transfer of the stock options to which such SARs relate, and the transfer of stock options also will effect the transfer of corresponding SARs (if any).

     Amendment and Termination of the 1997 Executive Stock Option Plan. No stock option may be granted under the 1997 Executive Stock Option Plan after the tenth anniversary of stockholder approval of the 1997 Executive Stock Option Plan. The Board of Directors or Compensation Committee may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to outstanding stock options or SARs, suspend or discontinue the 1997 Executive Stock Option Plan.

     The Executive Plan Committee may amend or modify the 1997 Executive Stock Option Plan at any time for any purpose, including to permit eligible employees to also defer a portion of their annual salary in exchange for stock options. However, no such amendment may adversely affect the rights of any existing optionholder or any participant who has an election in effect to defer compensation without such person's consent. In addition, the 1997 Executive Stock Option Plan may not be amended without stockholder approval to increase materially the aggregate number of shares of Common Stock that may be issued under the 1997 Executive Stock Option Plan.

     Federal Income Tax Consequences. A participant receiving stock options or SARs will not recognize taxable income at the time the stock option or SAR is granted. At the time the stock option or SAR is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant, subject to the limitations as may be imposed by Section 162(m) of the Code as discussed below.

     Section 162(m) of the Internal Revenue Code generally imposes a $1 million per person annual limit on the amount the Company may deduct as compensation expense for its chief executive officer and its four other highest paid executives. Under current Internal Revenue Service regulations, income attributable stock options (and SARs) granted under the 1997 Executive Stock Option Plan may not qualify for an exemption from the $1 million annual limit on deductible compensation imposed by Section 162(m) of the Code. If income attributable to such stock options (or SARs) granted to a covered executive officer is not eligible for an exemption from the $1 million limitation, that income would be included in the annual compensation calculation for such executive in the year recognized by the executive for purposes of the $1 million deduction limit. To the extent the total compensation paid (or deemed paid) by the Company to such executive officer for that year exceeded $1 million, such excess would not be deductible by the Company if the executive was employed by the Company as of the end of the year.

     Special rules may apply with respect to employees subject to Section 16(b) of the Securities Exchange Act of 1934. The amount and timing of the recognition of income by an employee subject to Section 16(b) (and the concurrent deduction by the Company) on the exercise of a stock option or SAR generally will be based on the fair market value of the shares received when the restrictions arising under Section 16(b) lapse, unless the employee elects otherwise by making a
Section 83(b) election.

     The closing market value of Common Stock as of March 31, 1997, was $20.25 per share, as reported on the New York Stock Exchange.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL OF THE PROPOSED 1997 EXECUTIVE STOCK OPTION PLAN

     To be approved by the stockholders, the 1997 Executive Stock Option Plan must receive the approval of stockholders holding at least a majority of the outstanding shares of Common Stock present at the meeting and entitled to vote on the 1997 Executive Stock Option Plan. The enclosed form of Proxy provides a means for stockholders to vote for the 1997 Executive Stock Option Plan, to vote against the 1997 Executive Stock Option Plan, or to abstain from voting with respect to the 1997 Executive Stock Option Plan. Each properly executed Proxy received in time for the Annual Meeting will be voted as specified therein. If a stockholder executes and returns a Proxy but does not specify otherwise, the shares represented by such stockholder's Proxy will be voted FOR the 1997 Executive Stock Option Plan.

     If the 1997 Executive Stock Option Plan is not approved by the stockholders at the Annual Meeting, no stock options (or SARs) will be granted pursuant to the 1997 Executive Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1997 EXECUTIVE STOCK OPTION PLAN. BECAUSE THE 1997 EXECUTIVE STOCK OPTION PLAN WILL AUTHORIZE THE GRANT OF STOCK OPTIONS AND SARS TO EXECUTIVE OFFICERS OF THE COMPANY AS FROM TIME TO TIME DESIGNATED BY THE EXECUTIVE PLAN COMMITTEE AS ELIGIBLE TO PARTICIPATE IN THE 1997 EXECUTIVE STOCK OPTION PLAN, EACH OF THE EXECUTIVE OFFICERS OF THE COMPANY HAS AN INTEREST IN, AND MAY BENEFIT FROM, THE ADOPTION OF THE 1997 EXECUTIVE STOCK OPTION PLAN.

                                  PROPOSAL 6.
                            RATIFICATION OF AUDITORS

     The Board of Directors has selected Coopers & Lybrand L.L.P. as the auditors of the Company for the current fiscal year. Coopers & Lybrand L.L.P. has audited the Company's financial statements since it was formed in 1990. The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S AUDITORS FOR 1997.

                                 OTHER BUSINESS

     Management knows of no other matters that will come before the Annual Meeting. However, if other matters do come before the Annual Meeting, the Proxy holders will vote in accordance with their best judgment.

                     STOCKHOLDER PROPOSALS FOR NEXT MEETING

     To qualify for inclusion in the proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders, a proposal intended by a stockholder for presentation at that meeting must be received by the Company at its principal executive offices on or before December 15, 1997.

                                    GENERAL

     Solicitation of Proxies may be made by mail, personal interview, telephone, or telegraph by officers, directors, and regular employees of the Company. The Company also has retained Chase Mellon Shareholder Services, who also serves as the Company's transfer agent for the Common Stock, to solicit stockholders in connection with the matters to be presented at the Annual Meeting for a fee of $5,500, plus reimbursement of certain expenses. The Company also may request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the Common Stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. Except for certain non-reimbursable expenses that may be incurred by Chase Mellon, the Company will bear all costs of solicitation.

     The Company's Annual Report to Stockholders for the year ended December 31, 1996, is being sent to stockholders with this Proxy Statement and does not form any part of the material for the solicitation of proxies.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO MICHAEL T. SEGRAVES, SECRETARY, AT THE OFFICES OF THE COMPANY, 14212 COUNTY ROAD M-50, MONTPELIER, OHIO 43543.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                            By Order of the Board of Directors

                                            /s/ MICHAEL T. SEGRAVES

                                            MICHAEL T. SEGRAVES
                                            Secretary

Montpelier, Ohio
April 14, 1997

The following Appendices are provided to the Commission in connection with Proposals 3, 4 and 5 set forth in the Proxy Statement of Chase Brass Industries, Inc., dated April 14, 1997, as required by Instruction 3 of Rule 14a-101, Item 10 (but such documents are not being provided to securityholders as part of the soliciting materials):

Appendix 1       1994 Long-Term Incentive Plan (Proposal 3), as amended subject to stockholder approval

Appendix 2       1997 Non-Employee Director Stock Option Plan (Proposal 4)

Appendix 3       1997 Executive Deferred Compensation Stock Option Plan
                 (Proposal 5)

                                                                      Appendix 1

                          CHASE BRASS INDUSTRIES, INC.
                         1994 LONG-TERM INCENTIVE PLAN
                        (AS AMENDED AS OF APRIL 1, 1997)


                           SCOPE AND PURPOSE OF PLAN

         Chase Brass Industries, Inc., a Delaware corporation (the "Corporation"), has adopted this 1994 Long-Term Incentive Plan (the "Plan") to provide for the granting of:

         (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined);

         (b) Nonstatutory Options (hereafter defined) to certain Key Employees and Non-Employee Directors (hereafter defined);

         (c) Restricted Stock Awards (hereafter defined) to certain Key Employees; and

         (d) Stock Appreciation Rights (hereafter defined) to certain Key Employees.

         The purpose of the Plan is to provide an incentive for Key Employees and directors of the Corporation or its Subsidiaries (hereafter defined) to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1. DEFINITIONS

         1.1 "Acquiring Person" means any Person other than (a) the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation (b) Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), or (c) any Affiliate of CVC that is directly controlled by Citicorp or Citibank, N.A., or otherwise is in the same tier as CVC of Affiliates under the control of such entities ("Direct Affiliates"), but shall not include any entities that may be deemed an Affiliate of CVC as a result of the investment by any Direct Affiliate in such entity.

         1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the outstanding Voting Securities of the Corporation or (b) any Person controlling, controlled by, or under common control with the Corporation or any Person contemplated in clause (a) of this Subsection 1.2.

         1.3 "Award" means the grant of any form of Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted individually, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

         1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

         1.5 "Board of Directors" means the board of directors of the Corporation.

         1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Ohio are authorized or obligated by law or executive order to close.

         1.7 "Change in Control" means the event that is deemed to have occurred if:

                    (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

                    (b) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; provided, however, that the events to occur under Subsection 9.2 hereof shall not occur solely as a result of an event described in this clause (b) unless, within one year after the occurrence of such event, an event described in clauses (a), (c) or (d) hereof shall have occurred, in which case such events to occur under Subsection 9.2 hereof shall occur upon the occurrence of such event but shall be deemed to have been effective as of the time of the occurrence of the event described in this clause (b); or

                    (c) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities and Convertible Voting Securities (on a fully-diluted basis assuming full conversion thereof) of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

                    (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a Subsidiary of the Corporation or any other corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock in the Corporation.

         1.8        "Code" means the Internal Revenue Code of 1986, as amended.

         1.9        "Committee" means the committee appointed pursuant to
Section 3 by the Board of Directors to administer the Plan.

         1.10 "Convertible Voting Securities" means any and all options, warrants, or other rights to purchase, or securities convertible into or exchangeable or exercisable for, directly or indirectly, Voting Securities of any Person.

         1.11 "Corporation" means Chase Brass Industries, Inc., a Delaware corporation.

         1.12       "Date of Grant" has the meaning given it in Subsection 4.3.

         1.13       "Disability" has the meaning given it in Subsection 10.3.

         1.14 "Disinterested Person" means a Person that meets the definition of both a "Non-Employee Director" under Rule 16b-3(b)(3) and an "outside director" under Section 162(m).

         1.15 "Effective Date" means the later of (a) the date the Plan is adopted by the Board of Directors, (b) the date the Plan is approved by the stockholders of the Corporation and (c) the closing date of the Initial Public Offering.

         1.16 "Eligible Individuals" means (a) Key Employees, (b) Non-Employee Directors, and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs, or has performed, bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries. Notwithstanding the foregoing provisions of this Subsection 1.16, to ensure that the requirements of the fourth sentence of Subsection 3.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Awards or equity securities under any plan of the Corporation or its Affiliates. Nevertheless, the Board of Directors may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards and grants of such other equity securities under any plans of the Corporation or its Affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3.

         1.17 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

         1.18 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

         1.19       "Exercise Notice" has the meaning given it in Subsection
5.5.

         1.20       "Exercise Price" has the meaning given it in Subsection
5.4.

         1.21       "Fair Market Value" means, for a particular day:

                    (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

                    (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

                    (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 1.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

                    (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

                    (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subsections 1.21(a), (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in Subsection 9.3(d)(v), Fair Market Value shall have the meaning and shall be determined as set forth above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of Stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Restructuring and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash, or property. Any such determination by the Committee, as evidenced by a resolution of the Committee, shall be conclusive for all purposes.

         1.22 "Fair Value" means such value as is determined by a majority of the "disinterested" directors of the Corporation, as evidenced by a resolution of such disinterested directors, even if the disinterested directors of the Corporation constitute less than a quorum. If the Corporation does not have any disinterested directors, the Fair Value shall be such value as is determined by a nationally recognized investment banking firm selected by the Corporation, the expenses of which shall be borne by the Corporation.

         1.23 "Holder" means an Eligible Individual to whom an outstanding Award has been granted or a transferee of any Award as permitted under Section 4.7.

         1.24 "Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

         1.25 "Initial Public Offering" means the first public offering of Stock by the Corporation effected pursuant to an effective registration statement under the Securities Act.

         1.26 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

         1.27 "Non-Employee Director" means a director of the Corporation who while a director is not an Employee or an officer of the Corporation or any subsidiary of the Corporation.

         1.28 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

         1.29 "Non-Surviving Event" means an event of Restructuring as described in either Subsection 1.36(b) or Subsection 1.36(c).

         1.30 "Normal Retirement" means the separation of a Holder from employment with the Corporation and its Subsidiaries on or after the attainment of age 59 1/2 with the right to receive an immediate benefit under a tax-qualified retirement plan under Section 401(a) of the Code approved by the Corporation or any Subsidiary thereof.

         1.31 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

         1.32 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, or other entity. A Person, together with that Person's affiliates and associates (as "affiliate" and "associate" are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

         1.33 "Plan" means the Corporation's 1994 Long-Term Incentive Plan, as it may be amended from time to time.

         1.34 "Restricted Stock" means Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

         1.35 "Restricted Stock Award" means the grant of or the right to purchase, on the terms and conditions of Section 7 or that the Committee otherwise determines, Restricted Stock.

         1.36 "Restructuring" means the occurrence of any one or more of the following:

                    (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

                    (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

                    (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

         1.37 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 shall refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 as it may thereafter be amended.

         1.38 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as it may be amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

         1.39 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

         1.40 "Stock" means the Corporation's authorized common stock, par value $.01 per share, or any other securities that are substituted for the Stock as provided in Section 9.

         1.41 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

         1.42 "Subsidiary" means, with respect to any Person, any corporation, or other entity of which a majority of the Voting Securities is owned, directly or indirectly, by that Person.

         1.43       "Total Shares" has the meaning given it in Subsection 9.2.

         1.44 "Voting Securities" means (i) any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body and
(ii) with respect to the Corporation, all shares of the Corporation's nonvoting common stock, par value $.01 per share (all of which are convertible into shares of the Corporation's common stock, par value $.01 per share).

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

         2.1 Maximum Number of Shares. Subject to the provisions of Subsections 2.2 and 2.5 and Section 9 of this Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be one million five hundred thousand (1,500,000) shares of Stock. Except as provided in Section 8, awards to which shares of such Stock relate may be awarded to any one Eligible Individual or allocated among the Eligible Individuals, as determined by the Committee; provided that no more than 100,000 shares of Stock may be subject to Incentive Awards granted to any single Eligible Individual during any two-year period.

         2.2 Limitation of Shares. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

                    (a) the following shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1: (i) shares of Stock subject to outstanding Options, outstanding shares of Restricted Stock, and shares subject to outstanding Stock Appreciation Rights granted independent of Options (based on a good faith estimate by the Corporation or the Committee of the maximum number of shares for which the Stock Appreciation Right may be settled (assuming payment in full in shares of Stock)), and
         (ii) in the case of Options granted in tandem with Stock Appreciation Rights, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

                    (b) the following shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1: (i) shares of Stock with respect to which Options, Stock Appreciation Rights granted independent of Options, or Restricted Stock Awards expire, are canceled, or otherwise terminate without being exercised, converted, or vested, as applicable, and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, shares of Stock as to which an Option has been surrendered in connection with the exercise of a related ("tandem") Stock Appreciation Right, to the extent the number surrendered exceeds the number issued upon exercise of the Stock Appreciation Right;

                    (c) shares of Stock subject to Stock Appreciation Rights granted independent of Options (calculated as provided in clause (a) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1;

                    (d) shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Awards; and

                    (e) if the number of shares of Stock counted against the number of shares that may be issued for purposes of Subsection 2.1 is based upon an estimate made by the Corporation or the Committee as provided in clause (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to Subsection 2.1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.

         Notwithstanding the provisions of this Subsection 2.2, (i) no Stock shall be treated as issuable under the Plan to Eligible Individuals (A) subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3 or (B) subject to Section 162(m) if otherwise prohibited from issuance under Section 162(m) and (ii) the Committee may impose restrictions which are more limited than set forth herein with respect to shares of stock subject to Awards that may be added back to the number of shares of stock that may be issued for purposes of Subsection 2.1.

         2.3 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

         2.4 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.

         2.5        Reduction in Outstanding Shares of Stock.  Nothing in this
Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued pursuant to the exercise of an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3. ADMINISTRATION OF THE PLAN

         3.1 Committee. The Board of Directors may administer the Plan with respect to all Eligible Individuals or may delegate all or part of that duty to the Committee; provided that the Committee shall not have the power to appoint members of the Committee. Except for references in Subsections 3.1, 3.2, and 3.3, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Disinterested Person and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from
Section 16(b) of the Exchange Act provided by Rule 16b-3 and the exemption from the deductibility limitation imposed by Section 162(m) provided by the performance-based compensation exception described in Section 162(m), to the extent exemptions thereunder may be available. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise or Rule 16b-3 or Section 162(m) is amended to require otherwise, shall be no less than two Persons. Notwithstanding the foregoing, the Board of Directors may designate the Compensation Committee of the Board of Directors to serve as the Committee hereunder, provided that each member of such Compensation Committee is a Disinterested Person.

         3.2 Duration, Removal, Etc. The members of the Committee shall serve at the discretion of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days' written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill all vacancies on the Committee. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

         3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation of the Corporation, the by-laws of the Corporation, and Rule 16b-3 and Section 162(m) so long as applicable, as the Committee may deem advisable.

         3.4 Committee's Powers. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (d) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment of a Holder on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) accelerate, pursuant to Section 8, the time of exercisability of any Option that has been granted; (f) construe the respective Award Agreements and the Plan; (g) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Individuals who are subject to Section 16(b) of the Exchange Act or Section 162(m); (i) subject to ratification by the Board of Directors, terminate, modify, or amend the Plan; and (j) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m), the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection 3.4 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

         4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

         4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution that the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

         4.3 Date of Grant. Subject to the penultimate sentence of this Subsection 4.3 and clause (ii) of the first sentence of Subsection 10.9, the date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. With respect to Awards granted to Non-Employee Directors under Subsection 8.2(b) or 8.2(c), the Date of Grant shall be the date identified in the applicable subsection. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder.

         4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

         4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary) and (b) a Person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424(d) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of outstanding stock of the Corporation or a Subsidiary; provided, however, Subsection 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

         4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any Person a right to be granted an Award.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS

         Except as otherwise provided in Section 8 with respect to Awards to Non-Employee Directors, all Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsections 10.5, 10.8 and 10.9).

         5.1 Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

         5.2 Vesting. Each Award Agreement shall state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

         5.3 Expiration of Options. Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Incentive Option shall by its terms be exercisable after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

         5.4 Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"); provided, however, that the exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option, and the exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the par value per share of the Stock (but may be less than the Fair Market Value of a share of the Stock on the Date of Grant).

         5.5 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised,
(b) be signed by the Holder of the Option or, if the Holder is dead or becomes affected by a Disability, by the person authorized to exercise the Option pursuant to Subsection 10.3, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection 5.5 have been satisfied.

         5.6 Incentive Option Exercises. Except as otherwise provided in Subsection 10.3, during a Holder's lifetime, only the Holder may exercise an Incentive Option.

         5.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or shares of Restricted Stock already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares is delivered to the Corporation. If the Committee elects to accept shares of Restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

         5.8 Payment with Sale Proceeds. In addition, at the request of a Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

         5.9 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising an Option. In connection with the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includable in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a Stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

         5.10 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as otherwise provided in Subsection 9.3, with respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this Subsection 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

         5.11 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

         5.12 Modification, Extension, and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Subsection 5.12, the Committee may (a) modify, extend, or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding

Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Subsection 5.12.

         5.13 Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in
Section 422 of the Code.

         5.14 Option Status. To the extent an Incentive Option (or any portion thereof) fails to constitute an incentive stock option under Section 422 of the Code, such portion of the Incentive Option which fails to so qualify shall be deemed to be a Nonstatutory Option under this Plan.

SECTION 6. STOCK APPRECIATION RIGHTS

         All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsection 10.9).

         6.1 Form of Right. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) independent of an Option.

         6.2 Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle a Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

                    (a) Exercise and Transfer. Subject to Subsection 10.8, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

                    (b) Value of Right. Upon the exercise of a Stock Appreciation Right related to an Option, a Holder shall be entitled to receive payment from the Corporation of an amount determined by
         Multiplying:

                             (i) The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

                             (ii) The number of shares as to which that Stock
                    Appreciation Right has been exercised.

         6.3 Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

                    (a) Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

                    (b) Vesting. Each Award Agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

                    (c) Expiration of Rights. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

                    (d) Value of Right. Each Stock Appreciation Right shall entitle a Holder, upon exercise thereof, to receive payment of an amount determined by multiplying:

                             (i) The difference obtained by subtracting the Fair Market Value of a share of Stock on the Date of Grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

                             (ii) The number of shares as to which the Stock
                    Appreciation Right has been exercised.

         6.4 Limitations on Rights. Notwithstanding Subsections 6.2(b) and 6.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the Award Agreement evidencing the Holder's Stock Appreciation Right.

         6.5 Payment of Rights. Payment of the amount determined under Subsection 6.2(b) or 6.3(d) and Subsection 6.4 may be made, in the sole discretion of the Committee, unless specifically provided otherwise in the Award Agreement, solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right, solely in cash, or in a combination of cash and whole shares of Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

         6.6 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. In connection with the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includable in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligation. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligation through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

         6.7 Other Agreement Provisions. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 7. RESTRICTED STOCK AWARDS

         All Restricted Stock Awards granted under the Plan shall comply with and be subject to, and the related Award Agreements shall be deemed to include, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and the terms and provisions set forth in Section 10 (other than Subsections 10.8 and 10.9).

         7.1 Restrictions. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

                    (a) Transferability. The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.

                    (b) Conditions to Removal of Restrictions. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant, or advisor or achievement of performance objectives described in the Award Agreement.

                    (c) Legend. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

                    (d) Possession. The Committee may require the Corporation to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require a Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Corporation, or the Committee may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.

                    (e) Other Conditions. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including without limitation (i) restrictions under the Securities Act or Exchange Act,
         (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

         7.2 Expiration of Restrictions. The restrictions imposed in Subsection 7.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly deliver to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period as determined by the Committee in its sole discretion. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award.

         7.3 Rights as Stockholder. Subject to the provisions of Subsections 7.1 and 10.9, the Committee may, in its discretion, determine what rights, if any, a Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

         7.4 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by reason of the Restricted Stock Award. A Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of issuance or the date as of which the shares of Stock issued become includable in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to
(a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

         7.5 Other Agreement Provisions. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 8.  AWARDS TO NON-EMPLOYEE DIRECTORS

         Except as otherwise provided in this Section 8 or the applicable Award Agreement, Awards granted pursuant to this Section 8 shall be subject to the conditions of Section 5 to the extent permitted under Rule 16b-3.

         8.1 Ineligibility for Other Awards. Non-Employee Directors shall not be eligible to receive any Awards under the Plan other than the Awards specified in this Section 8.

         8.2        Awards of Nonstatutory Options.

                    (a) Eligibility. Each Non-Employee Director of the Corporation shall be eligible for Awards as specified in Subsections 8.2(b) or 8.2(c) below.

                    (b) Awards to Non-Employee Directors at the Closing of Initial Public Offering. Each Non- Employee Director as of the closing date of the Initial Public Offering (including persons who are elected as a Non-Employee Director in conjunction with the closing of the Initial Public Offering) shall be awarded a Nonstatutory Option to purchase 5,000 shares of Stock at an Exercise Price per share equal to the public offering price set forth on the cover page of the Corporation's final prospectus pursuant to which the Initial Public Offering is effected.

                    (c) Awards to Non-Employee Directors Elected or Appointed After the Closing of the Initial Public Offering. Each Non-Employee Director who is elected or appointed to the Board of Directors after the closing date of the Initial Public Offering, and has not served as a member of the Board of Directors before such date, shall be awarded a Nonstatutory Option to purchase 5,000 shares of Stock upon the date of such election or appointment to the Board of Directors at an Exercise Price per share equal to the average Fair Market Value of a share of Stock for the five trading days immediately preceding the Date of Grant.

         8.3 Available Stock. The automatic Awards specified in Subsection 8.2 shall be made in the amounts specified in Subsection 8.2 only if the number of shares of Stock available to be issued, transferred or exercised pursuant to Awards under this Plan (as calculated in Section 2) is sufficient to make all automatic grants required to be made by Subsection 8.2 on the Date of Grant of those automatic Awards. In the event that the number of shares of Stock that are available to be issued, transferred, or exercised pursuant to Awards under the Plan on the Date of Grant of the automatic Awards described in Subsection 8.2 is insufficient to permit the grant of the entire number of shares specified in Subsection 8.2, then the number of available shares shall be apportioned equally among the automatic Awards made on that date, and the number of shares apportioned to each automatic Award shall be the amount of shares automatically subject to that automatic Award.

         8.4 Exercisability. Each Nonstatutory Option granted pursuant to this Section 8 shall become exercisable with respect to 1,000 shares of Stock on each of the first five anniversaries of the Date of Grant. Each Nonstatutory Option awarded pursuant to this Section 8 shall expire 10 years after the Date of Grant.

SECTION 9. ADJUSTMENT PROVISIONS

         9.1 Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Subsection 2.1 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

                    (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Subsection
         2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                    (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                    (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Subsection 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

                    (d) Adjustments under Subsections 9.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

         9.2 Changes in Control. Upon the occurrence of a Change in Control, subject to Subsection 1.7(b) (a) each Holder of an Option shall immediately be granted corresponding Stock Appreciation Rights; (b) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"); and (c) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire. If a Change in Control involves a Restructuring or occurs in connection with a series of related transactions involving a Restructuring and if such Restructuring is in the form of a Non-Surviving Event and as a part of such Restructuring shares of Stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then a Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructuring (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring). Nothing in this Subsection 9.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control or cause the Holder to forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control.

         9.3 Restructuring Without Change in Control. In the event a Restructuring shall occur at any time while there is any outstanding Award hereunder and that Restructuring does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

                    (a) no outstanding Option or Stock Appreciation Right shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructuring;

                    (b) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

                    (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructuring; and

                    (d) at the option of the Committee, the Committee may (but shall not be required to) cause the Corporation to take any one or more of the following actions with respect to outstanding Awards other than Awards granted pursuant to Section 8 hereof:

                             (i) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructuring;

                             (ii)    grant each Holder of an Option
                    corresponding Stock Appreciation Rights;

                             (iii)   accelerate in whole or in part the
                    expiration of some or all of the restrictions on any Restricted Stock Award;

                             (iv) if the Restructuring is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                             (v) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Subsections 5.9, 6.6, or 7.4, as applicable, in an amount equal to:

                                     (A)   for Options and Stock Appreciation
                             Rights granted in connection with Options, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

                                     (B)   for Stock Appreciation Rights not
                             granted in connection with an Option, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Fair Market Value of the number of shares of Stock on the Date of Grant; and

                                     (C)   for Restricted Stock Awards, the
                             Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Subsection 9.3. In the event of any election or action taken by the Corporation pursuant to this Subsection 9.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that the Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Subsection 9.3, including without limitation any redemption of an Award as of the consummation of a Restructuring. Any cash payment to be made by the Corporation pursuant to this Subsection 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructuring notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructuring that does not occur in connection with a Change in Control and is in the form of a Non-Surviving Event, and as a part of that Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of Stock, other securities, cash, or property to which such number of shares of Stock would have been entitled in connection with the Restructuring (and, for Options, upon payment of the aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring) and such Award Agreement shall be subject to adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 9. Notwithstanding the provisions of this Subsection 9.3, the Committee shall not have the power or authority to take any action pursuant to this Subsection 9.3 that causes the Plan not to be in compliance with the requirements of Rule 16b-3 and any such action purported to be taken by the Committee shall be null and void and without any force or effect.

         9.4 Notice of Restructuring. The Corporation shall attempt to keep all Holders informed with respect to any Restructuring or of any potential Restructuring to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 10. ADDITIONAL PROVISIONS

         10.1 Termination of Employment. Except as provided below, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than (a) Normal Retirement, (b) that Holder's death, or (c) that Holder's Disability (hereinafter defined), then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination that are not yet exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination and the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (i) the remainder of the term of the Award or
(ii) the date which is 180 days after the date of termination. If a Holder is an Eligible Individual because such Holder is an Employee and if that employment relationship is terminated as a result of (a) Normal Retirement, (b) that Holder's death, or (c) that Holder's Disability, then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of termination that are not yet exercisable (or for which restrictions have not lapsed) shall become exercisable (and the restrictions thereon, if any, shall lapse) as of the date of termination, and all such Awards held by that Holder as of the date of termination that are exercisable (either as a result of this sentence or otherwise) shall be exercisable for a period of the lesser of (i) the remainder of the term of the Award or (ii) the date which is three years after the date of termination. Any portion of any such Award not exercised upon the expiration of the lesser of the periods specified in (i) or (ii) of the preceding two sentences shall be null and void upon the expiration of such period, as applicable. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by the Corporation for "cause" (hereafter defined), then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination shall become null and void as of the date of such termination. "Cause" shall have the meanings given such term in the employment agreement of the Holder (if any) with the Corporation or a Subsidiary of the Corporation; provided, however, that if that Holder has no employment agreement, "cause" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, (a) the breach by the Holder of any nondisclosure, noncompetition, or other agreement to which the Holder and the Corporation are parties, (b) the commission by the Holder of a felony or of a misdemeanor involving moral turpitude, (c) the participation by the Holder in any fraud, (d) dishonesty by the Holder that is detrimental to the best interest of the Corporation, (e) the willful and continued failure by the Holder to substantially perform his duties to the Corporation (other than any such failure resulting from the Holder's incapacity due to physical or mental illness) after written demand for substantial performance is delivered by the Corporation specifically identifying the manner in which the Corporation believes the Holder has not substantially performed his duties, or (f) the willful engaging by the Holder in misconduct which is materially injurious to the Corporation, monetarily or otherwise.

         10.2 Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee, and:

                    (a) if that capacity is terminated for any reason other than the Holder's death or Disability, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination and, except as provided below, the portion, if any, of any and all Awards held by the Holder that are then exercisable as of the date of the termination shall survive the termination and shall be exercisable for a period of the lesser of (i) the remainder of the term of the Award or (ii) 180 days following the date such capacity is terminated;

                    (b) if that capacity is terminated by reason of the Holder's death or Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for death or Disability shall become exercisable (and the restrictions thereon, if any, shall lapse), and all such Awards held by that Holder as of the date of termination that are exercisable (either as a result of this sentence or otherwise) shall be exercisable for the lesser of (i) the remainder of the term of the Award or (ii) three years after the date such capacity is terminated;

                    (c) if that capacity is terminated by reason of the Holder's resignation or retirement from the position as a member of the Board of Directors (including as a result of declining to accept a nomination or otherwise stand for reelection) on or after the date of the fifth annual meeting of stockholders of the Corporation held after the date on which such Holder was elected or appointed to the Board of Directors (other than as a result of Disability), any and all Awards held by the Holder that are exercisable as of the date of such resignation or retirement shall be exercisable for the lesser of (i) the remainder of the term of the Award or (ii) three years after the date of ceasing to serve as a director; or

                    (d) if that capacity is terminated by the Corporation for "cause" (hereafter defined), then any and all Awards held by the Holder that were granted because of that capacity shall become null and void as of the date of such termination. "Cause" shall have the meaning given such term in the contractual agreement of the Holder (if any) with the Corporation or a Subsidiary of the Corporation; provided, however, that if that Holder has no contractual agreement, "cause" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, (i) the breach by the Holder of any other agreement to which the Holder and the Corporation are parties, (ii) the commission by the Holder of a felony or of a misdemeanor involving moral turpitude, (iii) the participation by the Holder in any fraud, (iv) dishonesty by the Holder that is detrimental to the best interest of the Corporation,
         (v) the willful and continued failure by the Holder to substantially perform his duties to the Corporation (other than any such failure resulting from the Holder's incapacity due to physical or mental illness) after written demand for substantial performance is delivered by the Corporation specifically identifying the manner in which the Corporation believes the Holder has not substantially performed his duties, or (vi) the willful engaging by the Holder in misconduct which is materially injurious to the Corporation, monetarily or otherwise.

         Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in clauses (a), (b) or (c) of this Subsection
10.2 shall be null and void upon the expiration of such period, as applicable.

         10.3 Death or Disability. Upon the death or Disability of a Holder, any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the Holder's death or Disability may be exercised by, in the case of the Holder's Disability, the Holder, his guardian or his legal representative or, in the case of the Holder's death, by the Holder's legal representatives, heirs, legatees, or distributees, in each case for the periods prescribed in Subsection 10.1 or Subsection 10.2, as applicable. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that the Holder has no employment agreement, "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment or participation as a member of the Board of Directors.

         10.4 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned, vested, or exercisable when the leave of absence began.

         10.5       Transferability of Awards.

                    (a) Permitted Transferees. The Committee may, in its discretion, permit a Holder to transfer all or any portion of an Option or Stock Appreciation Right, or authorize all or a portion of any Option or Stock Appreciation Right to be granted to an Eligible Individual to be on terms which permit transfer by such Holder, to (i) the spouse, children or grandchildren of the Holder ("Immediate Family Members"),
         (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer and (y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original Holder of the Award and transfers to other Permitted Transferees of the original Holder. Award Agreements evidencing Options or Stock Appreciation Rights with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this subsection 10.5(a).

                    (b) Qualified Domestic Relations Orders. Options and Stock Appreciation rights may be transferred pursuant to qualified domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

                    (c) Other Transfers. Except as expressly permitted by subsections 10.5(a) and 10.5(b), Awards requiring exercise shall not be transferable other than by will or the laws of descent and distribution.

                    (d) Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10.5(a), 10.5(b) and 10.5(c), (i) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Holder" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Holder, as applicable, to the extent appropriate to enable the Holder to exercise the transferred Award in accordance with the terms of this Plan and applicable law and
         (ii) the provisions of Subsections 10.1, 10.2 and 10.3 hereof shall continue to be applied with respect to the original Holder and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Holder, as applicable, only to the extent and for the periods specified in Subsections 10.1, 10.2 and 10.3.

                    (e) Procedures and Restrictions. Any Holder desiring to transfer an Award as permitted under Subsections 10.5(a) or 10.5(b) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under
         Section 16(b) of the Exchange Act, (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws or (iii) with respect to any Award granted prior to October 21, 1996 (the effective date of amendments to this Plan to convert this Plan to be in accordance with Rule 16b-3 as amended effective August 15, 1996), such transfer would occur within six months after the date of grant of such Award.

                    (f) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Subsection 10.5 is not registered pursuant to the effective registration statement of the Corporation generally covering the shares to be issued pursuant to this Plan to initial Holders of Awards, the Corporation shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

                    (g) Option Status. To the extent a permitted transfer of an Incentive Option under this Section 10.5 would cause an Incentive Option (or any portion thereof) to fail to constitute an incentive stock option under Section 422 of the Code, such portion of the Incentive Option shall be deemed to be a Nonstatutory Option under this Plan.

         10.6 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

         10.7 Delivery of Certificates of Stock. Subject to Subsection 10.8, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested, (b) a Stock Appreciation Right has been exercised (to the extent the Committee determines to pay such Stock Appreciation Right in shares of Stock pursuant to Subsection 6.5) and upon receipt by the Corporation of any tax withholding as may be requested, and (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested. The value of the shares of Stock or cash transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

         10.8 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

         10.9 Certain Directors and Officers. With respect to Holders who are directors or officers of the Corporation or any of its Subsidiaries and who are subject to Section 16(b) of the Exchange Act, Awards granted prior to the date the stockholders of the Corporation shall have approved the Plan shall be subject to such stockholder approval, may not be transferred or exercised, as applicable, until such stockholder approval is obtained, and shall become null and void on the first anniversary of the Effective Date if such stockholder approval is not obtained on or before the Effective Date. In addition, no such officer or director shall have shares of Stock withheld to pay tax withholding obligations unless permitted under Rule 16b-3 and agreed to by the Committee. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock shall be irrevocable, shall be communicated in writing to the Committee and shall be subject to prior approval by Board of Directors, the Committee or the shareholders of the Corporation as provided by Rule 16b-3. Any election by such an officer or director to receive cash in full or partial settlement of a Stock Appreciation Right, as well as any exercise by such individual of a Stock Appreciation Right for such cash, in either case to the extent permitted under the applicable Award Agreement or otherwise permitted by the Committee, shall be subject to prior approval by the Board of Directors, the Committee or the shareholders of the Corporation as provided by Rule 16b-3.

         10.10 Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

         10.11 Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under the Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Subsection 10.11, such as:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "CHASE BRASS INDUSTRIES, INC. 1994 LONG-TERM INCENTIVE PLAN" AS ADOPTED BY CHASE BRASS INDUSTRIES, INC. (THE "CORPORATION"), AND DATED NOVEMBER 10, 1994, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND THE INITIAL HOLDER THEREOF DATED ___________________, 199___, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         10.12 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9 hereof. Nevertheless, dividends, dividend equivalent rights and voting rights may be extended to and made part of any Award (other than Options or Stock Appreciation Rights) denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

         10.13 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

         10.14 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon a Holder to exercise the same or any part thereof.

         10.15 Adjustments to Awards. Subject to the general limitations set forth in Sections 5, 6, and 9, the Committee may make any adjustment in the exercise price of, the number of shares subject to, or the terms of a Nonstatutory Option or Stock Appreciation Right by canceling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option or Stock Appreciation Right.

Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. The Committee may not, however, impair the rights of any Holder of previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, such amendment shall be deemed effective as of the Date of Grant of the amended Award.

         10.16 Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

         10.17 Information Confidential. As partial consideration for the granting of each Award hereunder, a Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor mitigating against the advisability of granting any such future Award to that Person.

         10.18 Consideration. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Holder unless and until the Holder thereof shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11. EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

         11.1 Effectiveness; Duration. Notwithstanding the provisions of the Plan, Awards granted prior to the date the stockholders of the Corporation approve the Plan shall be subject to such stockholder approval and may not be transferred or exercised, as applicable, until such stockholder approval is obtained. No Awards may be granted hereunder after the date that is ten years after the Effective Date.

         11.2 Amendment. The Committee may, insofar as permitted by law and subject to ratification of the Board of Directors, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from those sections in the regulations thereunder. The Committee may also, subject to ratification of the Board of Directors, amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 9 hereof), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements about eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of stockholders of the Corporation to the extent applicable law and other legal requirements (including Rule 16b-3 or Section 162(m)) permit such changes without shareholder approval. Notwithstanding the provisions of this Subsection 11.2, the Committee specifically shall have the authority, subject to ratification by the Board of Directors, to amend the Plan (without approval of the holders of the shares of Stock then outstanding) to the extent required to cause the Plan, as it relates to Options and Stock Appreciation Rights granted to Eligible Individuals subject to Section 162(m), to comply with the requirements for classification of Awards as "performance-based compensation" under Section 162(m)(4)(C), except for such amendments that require such stockholder approval under Section 162(m).

SECTION 12. GENERAL

         12.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards may be used for any general corporate purpose.

         12.2 Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

         12.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

         12.4 Other Benefits. Participation in the Plan shall not preclude a Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

         12.5 Exclusion from Pension and Profit-Sharing Compensation. By acceptance of an Award (regardless of form), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary unless any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary expressly provides that such Award shall be so considered for purposes of determining the amount of any payment under any such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of a Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

         12.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to a Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         12.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of

Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

         12.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

         12.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries.

         12.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding a Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

         12.11 Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

         12.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to a Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

         12.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

         12.14 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board of Directors or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

         12.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is actually received, addressed to the applicable party as specified in the applicable Award Agreement. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

         12.16 Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

         12.17 Headings. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         12.18 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law, without giving effect to any conflict of law provisions thereof, shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

         12.19 Availability of Exempt Transactions. Notwithstanding the provisions of the Plan, nothing contained in the Plan shall prohibit any transactions permitted by Rule 16a-2(d) promulgated under the Exchange Act to the extent such transactions are approved by the Committee and are not in violation of, and do not otherwise cause the Plan not to be in compliance with, Rule 16b-3.

         12.20 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

         IN WITNESS WHEREOF, Chase Brass Industries, Inc., acting by and through its officer hereunto duly authorized, has executed this instrument, to be effective as of April 1, 1997, subject, with respect to the provisions of
Section 2.1 set forth herein, to approval by the stockholders of the Corporation.


                                        CHASE BRASS INDUSTRIES, INC.


                                        By:
                                           ------------------------------




Approved by the stockholders of the
Corporation as of                 ,1997.
                  ----------------

ATTEST:
         ----------------------------------------

                                                                      APPENDIX 2

                          CHASE BRASS INDUSTRIES, INC.
                  1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                           SCOPE AND PURPOSE OF PLAN

       Chase Brass Industries, Inc., a Delaware corporation (the
"Corporation"), has adopted this 1997 Non-Employee Director Stock Option Plan (this "Plan") to provide for the granting of Options (hereafter defined) to Non-Employee Directors (hereafter defined).

       The purpose of this Plan is to aid the Corporation in attracting highly qualified individuals to serve as Non-Employee Directors (hereafter defined) of the Corporation, and to extend to Non-Employee Directors the opportunity to acquire additional proprietary interests in the Corporation, providing an incentive for Non-Employee Directors of the Corporation to remain in the service of the Corporation and apply their best efforts to maximize the success of the Corporation.

SECTION 1. DEFINITIONS

       1.1 "Acquiring Person" means any Person other than (a) the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation (b) Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), or (c) any Affiliate of CVC that is directly controlled by Citicorp or Citibank, N.A., or otherwise is in the same tier as CVC of Affiliates under the control of such entities ("Direct Affiliates"), but shall not include any entities that may be deemed an Affiliate of CVC as a result of the investment by any Direct Affiliate in such entity.

       1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the outstanding Voting Securities of the Corporation or (b) any Person controlling, controlled by, or under common control with the Corporation or any Person contemplated in clause (a) of this Subsection 1.2.

       1.3 "Annual Retainer" means the compensation to which a Non-Employee Director is entitled as a retainer for service as a director during a Plan Year, exclusive of (1) any fees paid to such director for attending meetings of the Board of Directors or meetings of any committee of the Board of Directors,
(2) any other amounts paid to such director on a per-meeting basis, or (3) any amounts paid by the Corporation or its Subsidiaries to such director for services rendered to the Corporation or its Subsidiaries in a capacity other than as a director.

       1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Options granted to that Holder.

       1.5 "Board of Directors" means the board of directors of the Corporation.

       1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Ohio are authorized or obligated by law or executive order to close.

       1.7 "Change in Control" means the event that is deemed to have occurred if:

              (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

              (b) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; provided, however, that the events to occur under Subsection 8.1 hereof shall not occur solely as a result of an event described in this clause (b) unless, within one year after the occurrence of such event, an event described in clauses (a), (c) or (d) hereof shall have occurred, in which case such events to occur under Subsection 8.1 hereof shall occur upon the occurrence of such event but shall be deemed to have been effective as of the time of the occurrence of the event described in this clause (b); or

              (c) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities and Convertible Voting Securities (on a fully-diluted basis assuming full conversion thereof) of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

              (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a Subsidiary of the Corporation or any other corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock in the Corporation.

       1.8    "Code" means the Internal Revenue Code of 1986, as amended.

       1.9 "Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

       1.10 "Convertible Voting Securities" means any and all options, warrants, or other rights to purchase, or securities convertible into or exchangeable or exercisable for, directly or indirectly, Voting Securities of any Person.

       1.11 "Corporation" means Chase Brass Industries, Inc., a Delaware corporation.

       1.12   "Date of Grant" has the meaning given it in Subsection 4.3.

       1.13   "Disability" has the meaning given it in Subsection 10.2.

       1.14 "Disinterested Person" means a Person that meets the definition of a "Non-Employee Director" under Rule 16b-3(b)(3).

       1.15 "Effective Date" means the date this Plan is approved by the stockholders of the Corporation.

       1.16 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

       1.17   "Exercise Notice" has the meaning given it in Subsection 7.3.

       1.18 "Exercise Price" means the price per share at which one share of Stock may be purchased pursuant to an Option, as specified in Subsection 5.1 or 6.1, as applicable.

       1.19   "Fair Market Value" means, for a particular day:

              (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange as of the date or dates on which Fair Market Value is to be determined or, if no such sale takes place on such date or dates, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

              (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.19(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date or dates of determining the Fair Market Value, then the last reported sales price so reported as of the date or dates on which Fair Market Value is to be determined or, if no such sale takes place on such date or dates, the average of the high bid and low asked prices so reported; or

              (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.19(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 1.19(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date or dates of determining the Fair Market Value, then the average of the high bid and low asked prices on the last trading day before the date in question;

provided, that if information to establish Fair Market Value of the Stock pursuant to this Subsection 1.19 is not available on any date or dates for which Fair Market Value is to be determined, subclause (a), (b) or (c), as applicable, shall be applied for the next preceding date on which such information is available.

       1.20 "Holder" means a Non-Employee Director to whom an outstanding Option has been granted under this Plan or a transferee of any Option granted under this Plan as permitted under Subsection 10.3.

       1.21 "Non-Employee Director" means a director of the Corporation who while a director is not an employee or an officer of the Corporation or any Subsidiary of the Corporation.

       1.22 "Non-Surviving Event" means an event of Restructuring as described in either Subsection 1.28(b) or Subsection 1.28(c).

       1.23 "Option" means an option to purchase Stock granted pursuant to this Plan; Options granted under this Plan are not "incentive stock options" under Section 422 of the Code.

       1.24 "Participant" means a Non-Employee Director who has elected in accordance with Section 4.2(b) to receive Options in lieu of receiving all or part of such Non-Employee Director's Annual Retainer.

       1.25 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, or other entity. A Person, together with that Person's affiliates and associates (as "affiliate" and "associate" are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

       1.26 "Plan" means the Corporation's 1997 Non-Employee Director Stock Option Plan, as it may be amended from time to time.

       1.27 "Plan Year" means the twelve (12) consecutive month period beginning January 1 and ending December 31.

       1.28 "Restructuring" means the occurrence of any one or more of the following:

              (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

              (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

              (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

       1.29 "Retirement" means, with respect to a Non-Employee Director, resignation from the position as a member of the Board of Directors (including as a result of declining to accept a nomination or otherwise stand for reelection) on or after the date of the fifth annual meeting of stockholders of the Corporation held after the date on which such Non-Employee Director was elected or appointed to the Board of Directors.

       1.30 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 shall refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 as it may thereafter be amended.

       1.31 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

       1.32 "Stock" means the Corporation's authorized common stock, par value $.01 per share, or any other securities that are substituted for the Stock as provided in Subsection 8.1 or Section 9.

       1.33 "Stock Appreciation Right" or "SAR" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the Exercise Price.

       1.34 "Subsidiary" means, with respect to any Person, any corporation, or other entity of which a majority of the Voting Securities is owned, directly or indirectly, by that Person.

       1.35   "Total Shares" has the meaning given it in Subsection 8.1.

       1.36 "Voting Securities" means (i) any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body and (ii) with respect to the Corporation, all shares of the Corporation's nonvoting common stock, par value $.01 per share (all of which are convertible into shares of the Corporation's common stock, par value $.01 per share).

SECTION 2. SHARES OF STOCK SUBJECT TO THIS PLAN

       2.1 Maximum Number of Shares. Subject to the provisions of Subsection 2.2 and Section 9 of this Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Options under this Plan shall be ONE HUNDRED THOUSAND (100,000) shares of Stock.

       2.2 Limitation of Shares. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

              (a) the number of shares of Stock subject to outstanding Options shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1;

              (b) the number of shares of Stock with respect to which Options have expired, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1; and

              (c) the number of shares of Stock that are transferred by a Holder of an Option (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Options.

       Notwithstanding the provisions of this Subsection 2.2, the Committee may impose restrictions which are more limited than set forth herein with respect to shares of Stock subject to Options that may be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1.

       2.3 Source of Shares. The shares to be delivered under this Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

       2.4 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Options.

SECTION 3. ADMINISTRATION OF PLAN

       3.1 Committee. The Board of Directors may administer this Plan or may delegate all or part of that duty to the Committee; provided that the Committee shall not have the power to appoint members of the Committee. Except for references in this Subsection 3.1, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of this Plan. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Disinterested Person and so that this Plan in all other applicable respects will qualify transactions related to this Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3 to the extent exemptions thereunder may be available. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise, shall be no less than two Persons. Notwithstanding the foregoing, the Board of Directors may designate the Compensation Committee of the Board of Directors to serve as the Committee hereunder, provided that each member of such Compensation Committee is a Disinterested Person.

       3.2 Committee's Powers. Subject to the express provisions of this Plan and Rule 16b-3, the Committee shall have such power and authority as may be necessary or advisable to carry out its functions and duties as described in this Plan, including the authority, in its sole and absolute discretion, to (a) interpret this Plan and make such determination as it deems necessary for Plan administration and to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan; (b) redeem, pursuant to Subsection 8.2(d), outstanding Options and Stock Appreciation Rights; (c) construe the respective Award Agreements and this Plan; (d) terminate, modify, or, subject to Subsection 11.2, amend this Plan; and (e) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering this Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and the foregoing, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in this Plan, in any Option, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry this Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection 3.2 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

       4.1 Non-Employee Directors. Options may be granted pursuant to this Plan only to Persons who are Non-Employee Directors at the time of the grant thereof and, with respect to Options granted pursuant to Subsection 6.1, who have properly elected in accordance with Subsection 4.2 to be a Participant in the Plan Year in which the Options were granted.

       4.2    Participation.

              a. Automatic Awards. Each Non-Employee Director, upon initial election to the Board of Directors, automatically shall become a Participant in this Plan for purposes of Section 5.

              b. Deferred Retainer Awards. A Non-Employee Director shall become a Participant for a Plan Year for purposes of Section 6 by filing with the secretary of the Corporation prior to the first day of such Plan Year an irrevocable written election in a form prescribed by the Committee to receive Options in lieu of all or a portion, in twenty-five percent (25%) increments, of the Non-Employee Director's Annual Retainer payable for such upcoming Plan Year; provided that a Non-Employee Director may become a Participant for purposes of Section 6 (i) for the 1997 Plan Year by filing such an election by May 31, 1997, with such election to apply with respect to Annual Retainer amounts attributable to the portion of the 1997 Plan Year from and after the date of (or a later date specified in) such election and (ii) for the Plan Year in which such Non-Employee Director is first elected or appointed to the Board of Directors, by filing such an election within 30 days after election or appointment to the Board of Directors, with such election to apply with respect to Annual Retainer amounts attributable to the portion of the Plan Year in which such Person is elected or appointed to the Board of Directors from and after the date of (or a later date specified in) such election. Such written election shall become a part of the Participant's Award Agreement, and a copy will be attached as an exhibit thereto.

       4.3 Date of Grant. Notwithstanding that (i) certain terms of the Award Agreement may not be determined at that time or (ii) the Award Agreement may not be executed until a later time, the date on which the Options covered by an Award Agreement is granted (the "Date of Grant"), shall be (A) the date of election or appointment to the Board of Directors for Options granted pursuant to Subsection 5.1 and (B) the last day of each calendar quarter of a Plan Year with respect to Options granted pursuant to Subsection 6.1. In no event shall a Holder gain any rights in addition to those specified by this Plan, as interpreted and administered by the Committee, regardless of the time that may pass between the grant of the Options and the actual execution of the Award Agreement by the Corporation and the Holder.

       4.4 Award Agreements. Each Option granted under this Plan shall be evidenced by an Award Agreement in such form and containing such terms as the Committee shall approve, and which shall not contain any provisions inconsistent with the terms of this Plan. Options granted pursuant to Section 5.1 shall be evidenced by one Award Agreement for each Non-Employee Director and Options granted under Section 6.1 to a Non-Employee Director for a Plan Year shall be evidenced by separate Award Agreements for Options granted as of the end of each calendar quarter in such Plan Year in which Options are granted.

SECTION 5.  AUTOMATIC GRANTS OF OPTIONS

       5.1 Automatic Options Granted to Non-Employee Directors Elected or Appointed After the Effective Date. Each Non-Employee Director who is elected or appointed to the Board of Directors after the Effective Date, and has not served as a member of the Board of Directors before such date, shall be awarded an Option to purchase 5,000 shares of Stock upon the date of such election or appointment to the Board of Directors at an exercise price per share equal to the average Fair Market Value of a share of Stock for the five trading days immediately preceding the effective date of election or appointment to the Board of Directors.

       5.2 Exercisability. Subject to Section 8, each Option granted pursuant to this Section 5 shall become exercisable with respect to 1,000 shares of Stock on each of the first five anniversaries of the Date of Grant.

SECTION 6.  STOCK OPTIONS UPON DEFERRAL OR ANNUAL RETAINER

       6.1 Number of Shares. Subject to Subsections 6.4 and 6.5, a Participant shall be granted Options as of the last day in each calendar quarter of a Plan Year in accordance with the following formula, provided that the Participant has filed with the Company a written election of deferral of his or her Annual Retainer for such Plan Year in accordance with Subsection 4.2:

25% of the Annual Retainer             Number of Shares (rounded
Amount to be Deferred for such     =   up to the nearest whole share)
Plan Year
------------------------------
50% of the average Fair Market
Value of a share of Stock for
the last five trading days of
the calendar quarter in which
the Date of Grant occurs

Subject to Subsection 6.4, the numerator of the above fraction shall be determined according to the amount of Annual Retainer elected to be deferred for the Plan Year by the Participant in accordance with Subsection 4.2(b).

       6.2 Vesting. Subject to Section 8, each Option granted pursuant to this Section 6 shall become exercisable in full on the Date of Grant.

       6.3 Exercise Price. The per share Exercise Price of Options granted pursuant to Subsection 6.1 shall be 50% of the average Fair Market Value of a share of Stock for the five trading days immediately preceding the Date of Grant of such Options, such that Options granted to a Participant over a Plan Year shall have four separate exercise prices.

       6.4 Participation Commencing During a Plan Year. In the event a Participant elects to defer all or a portion of his or her Annual Retainer after the start of a Plan Year as permitted by the proviso of Subsection 4.2(b), the numerator in the formula set forth in Subsection 6.1 shall be adjusted with respect to such Participant for such Plan Year to reflect the portion of the deferred Annual Retainer attributable to each remaining calendar quarter (or portion thereof) in the Plan Year to which any such initial election relates.

       6.5 Termination of Status as Non-Employee Director. Notwithstanding the provisions of Subsection 6.1, if a Non-Employee Director who has made an election pursuant to Subsection 4.2(b) ceases to be a Non-Employee Director during a Plan Year to which such election relates, no Options will be granted to such Non-Employee Director for the calendar quarter in which such Participant ceases to be a Non-Employee Director or for any period thereafter. Any Annual Retainer earned for the calendar quarter in which such Participant ceases to be a Non-Employee Director shall be paid in cash and, upon such payment, the Corporation shall have no further obligation under this Plan to such Participant other than with respect to Options and SARs (if any) granted under this Plan and outstanding as of the date such Participant ceases to be a Non-Employee Director.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS

       All options granted under this Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 8, 9 and 10.

       7.1 Expiration of Options. Subject to the provisions in Section 10, each Option shall expire ten (10) years after the Date of Grant of such Option.


       7.2 Exercise Price. Each Award Agreement shall state that the Exercise Price shall be the exercise price per share of Stock as calculated pursuant to Section 5.1 or 6.1, as applicable.

       7.3 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or becomes affected by a Disability, by the person authorized to exercise the Option pursuant to Subsection 10.2, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required by the Committee to evidence such Holder's authority to exercise the Option or as otherwise required as provided by Subsection 10.5. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection 7.3 have been satisfied.

       7.4 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares, duly endorsed for transfer to the Corporation and free from any restriction on transfer, is delivered to the Corporation.

       7.5 Payment with Sale Proceeds. In addition, at the request of a Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

       7.6 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

       7.7 Available Stock. The Options to be granted pursuant to Subsections 5.1 and 6.1 shall be made in the amounts specified therein only if, as of the Date of Grant of any such Options, the number of shares of Stock available to be issued pursuant to Options under this Plan (as calculated in Section 2) is sufficient to make all grants of Options required to be made pursuant to Subsections 5.1 and/or 6.1 on such Date of Grant. In the event that the number of shares of Stock that are available to be issued pursuant to Options under this Plan on the Date of Grant of such Options is insufficient to permit the grant of the entire number of shares with respect to which Options are to be granted on such Date of Grant, then the number of available shares shall be apportioned pro rata among the Options to be granted on such Date of Grant, and the number of shares subject to each Option shall be the number of shares apportioned to that

Option. Any such apportionment effective pursuant to the immediately preceding sentence shall be as follows: (i) in the case of Options to be granted pursuant to Section 5.1, equally and (ii) with respect to Options to be granted pursuant to Section 6.1, pro rata among those Participants entitled to receive Options on such Date of Grant, based on the number of Options to which each Participant is entitled to receive pursuant to Subsection 6.1 as compared to the total number of Options to which all Participants are entitled to receive on such Date of Grant pursuant to Subsection 6.1 and (iii) if Options are to be granted on such Date of Grant pursuant to both of Subsections 5.1 and 6.1, the allocation among Subsection 5.1 and Subsection 6.1 shall be effected on a basis consistent with the allocation of Options to be granted pursuant to Subsection
6.1. If any such pro ration of Options is effected with respect to any grants due under Subsection 6.1 of this Plan, or if there shall not be any shares of Stock available on any date on which Options are to be granted pursuant to Subsection 6.1, the portion of deferred Annual Retainer for which Options are not granted will be paid in cash as of the date such Options were to be granted.

SECTION 8.  EFFECTS OF CHANGE IN CONTROL

       8.1 Change in Control. Upon the occurrence of a Change in Control, subject to Subsection 1.7(b): (a) each Holder of an Option shall immediately be granted one corresponding Stock Appreciation Right for each share of Stock subject to an Option; and (b) all outstanding Options shall immediately become fully vested and exercisable in full, including that portion of any Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"). If a Change in Control involves a Restructuring or occurs in connection with a series of related transactions involving a Restructuring and if such Restructuring is in the form of a Non-Surviving Event and as a part of such Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then a Holder of an Option shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructuring at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring. Nothing in this Subsection 8.1 shall impose on a Holder the obligation to exercise any Option immediately before or upon the Change in Control or cause the Holder to forfeit the right to exercise the Option during the remainder of the original term of the Option because of a Change in Control.

       8.2 Restructuring Without Change in Control. In the event a Restructuring shall occur at any time while there is any outstanding Option hereunder and that Restructuring does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

              (a) no outstanding Option shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructuring;

              (b) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

              (c) if the Restructuring is in the form of a Non-Surviving Event and, as part of that Restructuring, shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, the surviving entity shall assume the obligations of the Corporation under this Plan and Options thereafter shall represent the right to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which the number of Total Shares would have been entitled in connection with such Restructuring at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring;

              (d) the Corporation may (but shall not be required to) redeem in whole or in part any one or more of the outstanding Options (whether or not then exercisable) in consideration of a cash payment in an amount equal to the excess of (i) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Options and as to which the Options being redeemed over (ii) the Exercise Price for that number of shares of Stock; any redemption of an Option pursuant this Subsection 8.2(d) shall also constitute the redemption of any corresponding Stock Appreciation Rights; provided, further, that any cash payments be made by the Corporation pursuant to this Subsection 8.2(d) in connection with the redemption of any outstanding Option shall be paid to the Holder thereof at the time of delivery to the Corporation of the Award Agreement evidencing that Option, provided that any such redemption shall be effective upon the consummation of the Restructuring notwithstanding that the payment of the Redemption Price may occur subsequent to the consummation or the failure of any Holder to deliver the applicable Award Agreement; and

              (e) if a Non-Employee Director becomes a director of the surviving entity and is not otherwise employed by the surviving entity or any Subsidiary thereof, then, for purposes of Section 10.1(a) hereof, such Non-Employee Director shall not be deemed to have ceased to be a Non-Employee Director.

       8.3 Terms of Stock Appreciation Rights. A Stock Appreciation Right granted pursuant to Subsection 8.1(a) shall entitle a Holder, upon exercise, to surrender such Holder's Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 8.3(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted pursuant to Subsection 8.1(a) shall be subject to the terms of the Award Agreement governing the Option, which shall be deemed to incorporate the following provisions in addition to those applicable to Options:

              (a) Exercise and Transfer. A Stock Appreciation Right granted pursuant to Subsection 8.1(a) shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable as provided in Subsection 10.3.

              (b) Value of Right. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive payment from the Corporation of an amount in cash determined by multiplying:

                     (i) The difference obtained by subtracting the Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

                     (ii) The number of shares of Stock as to which that Stock Appreciation Right has been exercised.

              (c) Award Agreements. Stock Appreciation Rights granted pursuant to Subsection 8.1(a) shall be evidenced by the Award Agreements evidencing the corresponding Options to which the Stock Appreciation Rights relate, which Award Agreements shall be deemed to incorporate the provisions of this Subsection 8.3. No separate Award Agreement shall be issued evidencing any Stock Appreciation Rights.

       8.4 Notice of Change in Control or Restructuring. Upon the occurrence of a Change in Control or a Restructuring without Change in Control, the Corporation shall provide written notice to all Holders of Options of the occurrence of such event and the effects resulting therefrom as provided in this Section 8.

SECTION 9. ADJUSTMENT PROVISIONS

       9.1 Adjustment of Options and Authorized Stock. The terms of an Option and the number of shares of Stock authorized pursuant to Subsection 2.1 for issuance under this Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

              (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for this Plan as provided in Subsection 2.1 shall be increased proportionately, and the kind of shares or other securities available for this Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Option (and to which any corresponding Stock Appreciation Right, if any, relates) shall be increased proportionately, and (iii) the Exercise Price for each share of Stock (or other kind of shares or securities) subject to then outstanding Options (and corresponding Stock Appreciation Rights, if any) shall be reduced proportionately, without changing the aggregate Exercise Price or value as to which outstanding Options (and corresponding Stock Appreciation Rights, if any) remain exercisable.

              (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for this Plan as provided in Subsection 2.1 shall be decreased proportionately, and the kind of shares or other securities available for this Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Option (and to which any corresponding Stock Appreciation Right, if any, relates) shall be decreased proportionately, and (iii) the Exercise Price for each share of Stock (or other kind of shares or securities) subject to then outstanding Options (and corresponding Stock Appreciation Rights, if any) shall be increased proportionately, without changing the aggregate Exercise Price or value as to which outstanding Options (and corresponding Stock Appreciation Rights, if any) remain exercisable.

              (c) Whenever the number of shares of Stock subject to outstanding Options (and corresponding Stock Appreciation Rights, if any) and the price for each share of Stock subject to outstanding Options (and corresponding Stock Appreciation Rights, if any) are required to be adjusted as provided in this Subsection 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Option (and corresponding Stock Appreciation Rights, if any) after giving effect to the adjustments. The Committee shall promptly provide a copy of such notice to each Holder.

              (d) Adjustments under Subsections 9.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under this Plan on account of any such adjustments.

SECTION 10. ADDITIONAL PROVISIONS

       10.1   Loss of Eligibility.

              (a) If a Participant ceases to be a Non-Employee Director for any reason other than the Participant's death or Disability, then that portion, if any, of any and all Options held by the Participant (or any permitted transferee) which are not yet exercisable (or for which restrictions have not lapsed) as of the date the Participant ceases to be a Non-Employee Director ("Termination Date") shall become null and void as of the Termination Date and, except as provided below, the portion, if any, of any and all Options held by the Participant (or any permitted transferee) that are then exercisable as of the Termination Date shall survive the termination and shall be exercisable for a period of the lesser of (i) the remainder of the term of the Option or (ii) 180 days following the Termination Date.

              (b) If a Participant ceases to be a Non-Employee Director by reason of the Participant's death or Disability, then the portion, if any, of any and all Options held by the Participant (or any permitted transferee) that are not yet exercisable (or for which restrictions have not lapsed) as of the Termination Date, shall become exercisable and all such Options shall be exercisable for the lesser of (i) remainder of the term of the Options or (ii) three years after the Termination Date.

              (c) If a Participant ceases to be a Non-Employee Director by reason of Retirement, then all such Options held by that Participant (or any permitted transferee) as of the Termination Date that are exercisable shall be exercisable for the lesser of (i) remainder of the term of the Option or (ii) three years after the Termination Date.

              (d) Notwithstanding the foregoing, if a Non-Employee Director is removed from the Board of Directors by the Corporation for "cause" (hereafter defined), then any and all Options held by such Non-Employee Director (or any permitted transferee) that were granted to such Non-Employee Director pursuant to Subsection 5.1 of this Plan shall become null and void as of the date of such termination and any Options held by such Non-Employee Director (or any permitted transferee) that were granted pursuant to Section 6.1 shall be subject to Subsection 10.1(a). "Cause" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors,
       (a) the commission by the Non-Employee Director of a felony or of a misdemeanor involving moral turpitude, (b) the participation by the Non-Employee Director in any fraud, (c) dishonesty by the Non-Employee Director that is detrimental to the best interest of the Corporation,
       (d) the willful and continued failure by the Non-Employee Director to substantially perform his duties to the Corporation (other than any such failure resulting from the Non-Employee Director's incapacity due to Disability) after written demand for substantial performance is delivered by the Corporation specifically identifying the manner in which the Corporation believes the Non-Employee Director has not substantially performed his duties, or (e) the willful engaging by the Non-Employee Director in misconduct which is materially injurious to the Corporation, monetarily or otherwise.

       Any portion of an Option not exercised upon the expiration of the applicable periods specified above shall be null and void upon the expiration of such period.

       10.2 Death or Disability. Upon the death or Disability of a Holder, any and all Options held by the Holder that have not been exercised as of the date of the Holder's death or Disability may be exercised by, in the case of the Holder's Disability, the Holder, his guardian or his legal representative or, in the case of the Holder's death, by the Holder's legal representatives, heirs, legatees, or distributees, in each case for the periods prescribed in Subsection 10.1. "Disability" shall mean (i) with respect to a Participant, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that (a) either the Non-Employee Director is unable to continue performing the duties he performed before such impairment or the Non-Employee Director's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries or any other customary general disability policy, and (b) that impairment or condition is cited by the Corporation as the reason for termination of the Non-Employee Director's participation as a member of the Board of Directors and (iii) with respect to a Holder that is a permitted transferee, the appointment of a legal guardian or representative of such Holder.

       10.3   Transferability of Options.

              (a) Permitted Transferees. The Committee may, in its discretion, permit a Holder to transfer all or any portion of an Option, or authorize all or a portion of any Option to be granted to a Non-Employee Director to be on terms which permit transfer by such Holder, to (i) the spouse, children or grandchildren of the Holder ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer and (y) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original Holder of the Option and transfers to other Permitted Transferees of the original Holder. Award Agreements evidencing Options with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10.3(a).

              (b) Qualified Domestic Relations Orders. Options may be transferred pursuant to qualified domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Corporation of written notice of such transfer and a certified copy of such order.

              (c) Other Transfers. Except as expressly permitted by subsections 10.3(a) and 10.3(b), Options requiring exercise shall not be transferable other than by will or the laws of descent and distribution.

              (d) Effect of Transfer. Following the transfer of any Option as contemplated by Subsections 10.3(a), 10.3(b) and 10.3(c), (i) such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Holder" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Holder, as applicable, to the extent appropriate to enable the Holder to exercise the transferred Option in accordance with the terms of this Plan and applicable law and (ii) the provisions of Subsection 10.1 hereof shall continue to be applied with respect to the original Holder and, following the occurrence of any such events described therein the Options shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Holder, as applicable, only to the extent and for the periods specified in Subsections 10.1 and 10.2.

              (e) Procedures and Restrictions. Any Holder desiring to transfer an Option as permitted under Subsections 10.3(a) or 10.3(b) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under
       Section 16(b) of the Exchange Act, or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

              (f) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Options transferred as permitted in this Subsection 10.3 is not registered pursuant to the effective registration statement of the Corporation generally covering the shares to be issued pursuant to this Plan to initial Holders of Options, the Corporation shall not have any obligation to register the issuance of any such shares of Stock to any such transferee and may place legends on certificates evidencing such shares restricting future transfers of such shares except in accordance with applicable securities laws.

              (g) Effect on Stock Appreciation Rights. If at the time any Option is transferred as permitted under this Subsection 10.3 a corresponding Stock Appreciation Right shall have been granted with respect to such Option pursuant to Subsection 8.1(a) of this Plan, then the transfer of such Option shall also constitute a transfer of the corresponding Stock Appreciation Right, and Stock Appreciation Rights shall not be transferable other than as part of a transfer of the Option to which it relates as provided in this Subsection 10.3.

       10.4 Delivery of Certificates of Stock. Subject to Subsection 10.5, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price. The value of the shares of Stock or cash deliverable upon the exercise of an Option or Stock Appreciation Right under this Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement.

       10.5 Conditions to Delivery of Stock. Nothing herein or in any Option granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Option if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option the Corporation may, as a condition precedent to the exercise of such Option, require from the Holder of the Option (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

       10.6 Stockholder Approval. Options shall not be granted under this Plan prior to the date the stockholders of the Corporation shall have approved this Plan. This Plan shall become null and void as of December 31, 1997, if such stockholder approval is not obtained on or before such date.

       10.7 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares of Stock covered by an Option until a certificate representing those shares is issued in such Holder's name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Sections 8 and 9 hereof.

       10.8 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

       10.9 Obligation to Exercise. The granting of an Option hereunder shall impose no obligation upon a Holder to exercise the same or any part thereof.

       10.10 Consideration. No Option or Stock Appreciation Right shall be exercisable unless and until the Holder thereof shall have paid cash or property to the Corporation that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Option.

SECTION 11. EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

       11.1 Effectiveness; Duration. This Plan shall become effective upon the Effective Date, and no Options may be granted hereunder after the date that is ten years after the Effective Date. Notwithstanding the foregoing, Non-Employee Directors may, subject to Subsection 4.2(b), make elections to participate in this Plan pursuant to Subsection 6.1 of this Plan at any time after this Plan is adopted by the Compensation Committee of the Board of Directors, provided that such election shall (i) relate only to that portion of the Annual Retainer for the 1997 Plan Year that relates to periods from and after the date of such election, (ii) be subject to Subsection 10.6 and (iii) become null and void if stockholder approval is not obtained on or before December 31, 1997. This Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option or (ii) the last date upon which Options may be granted hereunder.

       11.2 Amendment. The Committee may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to outstanding Options, suspend or discontinue this Plan, provided that no suspension or discontinuation of this Plan shall adversely affect the rights of any Holder of any outstanding Option at the time of such suspension or discontinuation or any Participant who has an election in effect pursuant to Subsection 4.2(b), in each case without such

Holder's or Participant's consent, as applicable. Furthermore, the Committee may revise or amend this Plan in any respect without approval of the outstanding Voting Securities of the Company except to the extent any such approval shall be required under any applicable law or the rules of any securities exchange on which the Stock is traded as in effect at the time of such amendment; provided, however, that (i) the Committee may not amend or otherwise revise the terms of this Plan in any manner that would adversely effect the rights of any Holder of any Option outstanding or any Participant who has an election pursuant to Subsection 4.2(b) in effect at the time of any such amendment or revision without such Holder's or Participant's consent, as applicable, and (ii) the Committee will not amend this Plan to (a) increase materially the aggregate number of shares of Stock that may be issued under this Plan (except for adjustments pursuant to Section 9 hereof), (b) modify the terms of Sections 5 or 6 of this Plan in any material respect, or (c) modify materially the requirements about eligibility for participation in this Plan, in each case without the affirmative vote of a majority of the votes cast on a proposal for such amendment presented at a duly held meeting of stockholders of the Company at which a quorum is, either in person or by proxy, present.

SECTION 12. GENERAL

       12.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Options may be used for any general corporate purpose.

       12.2   Right of the Corporation to Terminate Status as Director.
Nothing contained in this Plan, or in any Award Agreement, shall confer upon any Holder the right to continue to serve as a member of the Board of Directors or interfere in any way with the rights of the Corporation or its stockholders to terminate the Holder's participation as a member of the Board of Directors with or without cause.

       12.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to this Plan or any Option granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

       12.4 Other Benefits. Participation in this Plan shall not preclude a Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Non-Employee Directors, except as such participation therein may be limited by the terms of any such other plan. Neither the adoption of this Plan by the Compensation Committee nor the submission of this Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Compensation Committee or the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options and the awarding of stock and cash otherwise than under this Plan and such arrangements may be either generally applicable or applicable only in specific cases.

       12.5 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan.
Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

       12.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to a Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

       12.7 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation and neither shall have any liability to any Holder as a result thereof.

       12.8 Payment of Expenses. All expenses incident to the administration, termination, or protection of this Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries.

       12.9 Corporation Records. Records of the Corporation or its Subsidiaries regarding a Participant's period of service as a member of the Board of Directors, termination of service as a member of the Board of Directors and the reason therefor, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

       12.10 Information. The Corporation shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under this Plan.

       12.11 No Liability of Corporation. The Corporation assumes no obligation or responsibility to a Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

       12.12 Corporation Action. Any action required of the Corporation shall be by resolution of the Board of Directors, the Compensation Committee, or by a person authorized to act by resolution of the Board of Directors.

       12.13 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

       12.14 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is actually received, addressed to the applicable party as specified in the applicable Award Agreement. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

       12.15 Successors. This Plan shall be binding upon each Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

       12.16 Headings. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

       12.17 Governing Law. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law, without giving effect to any conflict of law provisions thereof, shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

       12.18 Availability of Exempt Transactions. Notwithstanding the provisions of this Plan, nothing contained in this Plan shall prohibit any transactions permitted by Rule 16a-2(d) promulgated under the Exchange Act to the extent such transactions are approved by the

Committee and are not in violation of, and do not otherwise cause this Plan not to be in compliance with, Rule 16b-3.

       12.19 Taxation and Withholding Issues. Each Non-Employee Director that participates in this Plan shall be individually responsible for any taxation results from the grant or award of Options and/or SARs under this Plan.
Because such Participants are not employees of the Company, the Company shall not withhold for any state, local or federal taxes resulting from the grants or awards under this Plan except to the extent the Company may be required to do so under any applicable law, as from time to time may be in effect.

       12.20 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

       This Plan has been approved by the Compensation Committee of the Company as of March 31, 1997, and was approved by the stockholders of the Company as of __________, 1997.



       ATTEST:
              -----------------------------

                                                                      APPENDIX 3


                          CHASE BRASS INDUSTRIES, INC.
             1997 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN


                           SCOPE AND PURPOSE OF PLAN

         Chase Brass Industries, Inc., a Delaware corporation (the "Corporation"), has adopted this 1997 Executive Deferred Compensation Stock Option Plan (this "Plan") to provide for the granting of Options (hereafter defined) to Non-Employee Directors (hereafter defined).

         The purpose of this Plan is to enable the Corporation to provide certain executive officers and key management employees from time to time designated by the Committee (hereinafter defined) an opportunity to acquire additional proprietary interests in the success of the Corporation, which will more closely align the interest of participating employees in the Corporation with that of the stockholders and result in an increased incentive for such persons to remain with the Corporation and strive to maximize the success of the Corporation.

SECTION 1. DEFINITIONS

         1.1 "Acquiring Person" means any Person other than (a) the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation (b) Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), or (c) any Affiliate of CVC that is directly controlled by Citicorp or Citibank, N.A., or otherwise is in the same tier as CVC of Affiliates under the control of such entities ("Direct Affiliates"), but shall not include any entities that may be deemed an Affiliate of CVC as a result of the investment by any Direct Affiliate in such entity.

         1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the outstanding Voting Securities of the Corporation or (b) any Person controlling, controlled by, or under common control with the Corporation or any Person contemplated in clause (a) of this Subsection 1.2.

         1.3 "Annual Bonus" means the annual cash bonus compensation to which a Participant is entitled for service as an Employee during a Plan Year, exclusive of any amounts paid by the Corporation or its Subsidiaries to such Participant for services rendered to the Corporation or its Subsidiaries in a capacity other than as an Employee as determined by the Compensation Committee of the Board of Directors or pursuant to objective criteria approved by the Compensation Committee.

         1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Options granted to that Holder.

         1.5 "Board of Directors" means the board of directors of the Corporation.

         1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Ohio are authorized or obligated by law or executive order to close.

         1.7 "Change in Control" means the event that is deemed to have occurred if:

                 (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

                 (b) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; provided, however, that the events to occur under Subsection 7.1 hereof shall not occur solely as a result of an event described in this clause (b) unless, within one year after the occurrence of such event, an event described in clauses (a), (c) or (d) hereof shall have occurred, in which case such events to occur under Subsection 7.1 hereof shall occur upon the occurrence of such event but shall be deemed to have been effective as of the time of the occurrence of the event described in this clause (b); or

                 (c) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities and Convertible Voting Securities (on a fully-diluted basis assuming full conversion thereof) of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

                 (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a Subsidiary of the Corporation or any other corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock in the Corporation.

         1.8     "Code" means the Internal Revenue Code of 1986, as amended.

         1.9 "Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

         1.10 "Convertible Voting Securities" means any and all options, warrants, or other rights to purchase, or securities convertible into or exchangeable or exercisable for, directly or indirectly, Voting Securities of any Person.

         1.11 "Corporation" means Chase Brass Industries, Inc., a Delaware corporation.

         1.12    "Date of Grant" has the meaning given it in Subsection 4.3.

         1.13    "Disability" has the meaning given it in Subsection 9.2.

         1.14 "Disinterested Person" means a Person that meets the definition of both a "Non-Employee Director" under Rule 16b-3(b)(3) and an "outside director" under Section 162(m).

         1.15 "Effective Date" means the date this Plan is approved by the stockholders of the Corporation.

         1.16 "Eligible Individuals" means Employees that the Committee designates as eligible to participate in this Plan; provided that the class of Employees that may be deemed as Eligible Individuals shall be limited to executive officers of the Corporation and its Subsidiaries and key management personnel of the Corporation and its Subsidiaries as determined by the Committee.

         1.17 "Employee" means any employee of the Corporation or any of the Subsidiaries, including officers and directors of the Corporation or any Subsidiary who also are employees of the Corporation or any of its Subsidiaries.

         1.18 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

         1.19    "Exercise Notice" has the meaning given it in Subsection 6.3.

         1.20 "Exercise Price" means the price per share at which one share of Stock may be purchased pursuant to an Option, as specified in Subsection 5.1.

         1.21    "Fair Market Value" means, for a particular day:

                 (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange as of the date or dates on which Fair Market Value is to be determined or, if no such sale takes place on such date or dates, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

                 (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date or dates of determining the Fair Market Value, then the last reported sales price so reported as of the date or dates on which Fair Market Value is to be determined or, if no such sale takes place on such date or dates, the average of the high bid and low asked prices so reported; or

                 (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 1.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date or dates of determining the Fair Market Value, then the average of the high bid and low asked prices on the last trading day before the date in question;

provided, that if information to establish Fair Market Value of the Stock pursuant to this Subsection 1.21 is not available on any date or dates for which Fair Market Value is to be determined, subclause (a), (b) or (c), as applicable, shall be applied for the next preceding date on which such information is available.

         1.22 "Holder" means a Participant to whom an outstanding Option has been granted under this Plan or a transferee of any Option granted under this Plan as permitted under Subsection 9.3.

         1.23 "Non-Surviving Event" means an event of Restructuring as described in either Subsection 1.31(b) or Subsection 1.31(c).

         1.24 "Normal Retirement" means the separation of an Employee from employment with the Corporation and/or its Subsidiaries on or after the attainment of age 59 1/2 with the right to receive an immediate benefit under a tax qualified retirement plan under Section 401(a) of the Code approved by the Corporation or any Subsidiary thereof.

         1.25 "Option" means an option to purchase Stock granted pursuant to this Plan; Options granted under this Plan are not "incentive stock options" under Section 422 of the Code.

         1.26 "Participant" means an Eligible Individual who has elected in accordance with Section 4.2 to receive Options in lieu of receiving all or part of such Eligible Individual's Annual Bonus.

         1.27 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, or other entity. A Person, together with that Person's affiliates and associates (as "affiliate" and "associate" are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

         1.28 "Plan" means the Corporation's 1997 Executive Deferred Compensation Stock Option Plan, as it may be amended from time to time.

         1.29 "Plan Year" means the twelve (12) consecutive month period beginning January 1 and ending December 31.

         1.30 "Restructuring" means the occurrence of any one or more of the following:

                 (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

                 (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

                 (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

         1.31 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 shall refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 as it may thereafter be amended.

         1.32 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code as it may be amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

         1.33 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

         1.34 "Stock" means the Corporation's authorized common stock, par value $.01 per share, or any other securities that are substituted for the Stock as provided in Subsection 7.1 or Section 8.

         1.35 "Stock Appreciation Right" or "SAR" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the Exercise Price.

         1.36 "Subsidiary" means, with respect to any Person, any corporation, or other entity of which a majority of the Voting Securities is owned, directly or indirectly, by that Person.

         1.37    "Total Shares" has the meaning given it in Subsection 7.1.

         1.38 "Voting Securities" means (i) any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body and (ii) with respect to the Corporation, all shares of the Corporation's nonvoting common stock, par value $.01 per share (all of which are convertible into shares of the Corporation's common stock, par value $.01 per share).

SECTION 2. SHARES OF STOCK SUBJECT TO THIS PLAN

         2.1 Maximum Number of Shares. Subject to the provisions of Subsection 2.2 and Section 9 of this Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Options under this Plan shall be three HUNDRED THOUSAND (300,000) shares of Stock. Options with respect to such shares of Stock shall be allocated among Eligible Individuals pursuant to the formula set forth in Subsection 5.1; provided that no more than 100,00 shares of stock may be subject to options granted to any single Eligible Individual during any one Plan Year (or otherwise with respect to any Annual Bonus amount deferred for any Plan Year).

         2.2 Limitation of Shares. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

                 (a) the number of shares of Stock subject to outstanding Options shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1;

                 (b) the number of shares of Stock with respect to which Options have expired, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1; and

                 (c) the number of shares of Stock that are transferred by a Holder of an Option (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any of its Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Options.

         Notwithstanding the provisions of this Subsection 2.2, the Committee may impose restrictions which are more limited than set forth herein with respect to shares of Stock subject to Options that may be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1.

         2.3 Source of Shares. The shares to be delivered under this Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

         2.4 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Options.

SECTION 3. ADMINISTRATION OF PLAN

         3.1 Committee. The Board of Directors may administer this Plan or may delegate all or part of that duty to the Committee; provided that the Committee shall not have the power to appoint members of the Committee. Except for references in this Subsection 3.1, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of this Plan. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Disinterested Person and so that this Plan in all other applicable respects will qualify transactions related to this Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3 and the exemption from the deductibility limitation imposed by Section 162(m) provided by the performance-based compensation exception described in
Section 162(m), to the extent exemptions thereunder may be available. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise, shall be no less than two Persons. Notwithstanding the foregoing, the Board of Directors may designate the Compensation Committee of the Board of Directors to serve as the Committee hereunder, provided that each member of such Compensation Committee is a Disinterested Person.

         3.2 Committee's Powers. Subject to the express provisions of this Plan and Rule 16b-3, the Committee shall have such power and authority as may be necessary or advisable to carry out its functions and duties as described in this Plan, including the authority, in its sole and absolute discretion, to (a) interpret this Plan and make such determination as it deems necessary for Plan administration and to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan; (b) redeem, pursuant to Subsection 7.2(d), outstanding Options and Stock Appreciation Rights; (c) construe the respective Award Agreements and this Plan; (d) terminate, modify, or, subject to Subsection 10.2, amend this Plan; and (e) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering this Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3, Section 162(m) (to the extent an exemption pursuant thereto is available) and the foregoing, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in this Plan, in any Option, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry this Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection
3.2 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

         4.1 Eligible Individuals. Options may be granted pursuant to this Plan with respect to Annual Bonus amounts attributable to a Plan Year only to Persons who are Eligible Individuals for the applicable Plan Year and who have properly elected in accordance with Subsection 4.2 to be a Participant for such Plan Year.

         4.2 Participation. An Eligible Individual shall become a Participant for a Plan Year for purposes of Section 5 by filing with the secretary of the Corporation prior to September 30 of such Plan Year an irrevocable written election in a form prescribed by the Committee to receive Options in lieu of all or a portion, in twenty-five percent (25%) increments, of the Eligible Individual's Annual Bonus payable for performance in such current Plan Year; provided that, in the discretion of the Committee, an Eligible Individual who becomes an Employee after September 30 of any Plan Year may become a Participant for purposes of Section 5 for such Plan Year by filing such an election within the period of time after the commencement of such Employee's employment by the Corporation or any Subsidiary of the Corporation as prescribed by the Committee. Such written election shall become a part of the Participant's Award Agreement, and a copy will be attached as an exhibit thereto.

         4.3 Date of Grant. Notwithstanding that (i) certain terms of the Award Agreement may not be determined at that time or (ii) the Award Agreement may not be executed until a later time, the date on which the Options covered by an Award Agreement is granted (the "Date of Grant"), shall be (a) the date the Compensation Committee of the Board of Directors establishes the amount of the Annual Bonus on account of which such Options are being granted or (b) if the Annual Bonus of a Participant is being determined by objective criteria, the date the Compensation Committee confirms the attainment of such criteria and the Annual Bonus amount resulting therefrom on account of which such Options are being granted. In no event shall a Holder gain any rights in addition to those specified by this Plan, as interpreted and administered by the Committee, regardless of the time that may pass between the grant of the Options and the actual execution of the Award Agreement by the Corporation and the Holder.

         4.4 Award Agreements. Each Option granted under this Plan shall be evidenced by an Award Agreement in such form and containing such terms as the Committee shall approve, and which shall not contain any provisions inconsistent with the terms of this Plan. Options granted for a Plan Year shall be evidenced by separate Award Agreements for each series of Options granted as provided by Subsection 5.1.

SECTION 5.  GRANT OF STOCK OPTIONS

         5.1 Number of Shares. Subject to Subsections 5.4 and 5.5, and provided that the Participant has filed with the Company a written election of deferral of his or her Annual Bonus for the applicable Plan Year in accordance with Subsection 4.2, a Participant shall be granted, as of the Date of Grant, Options on account of each Annual Bonus (or portion thereof) deferred for a Plan Year in four series, with the number of shares of Stock of each series determined in accordance with the following formula:

25% of the Annual Bonus Amount to be           Number of Shares (rounded up to
Deferred for such Plan Year              =     the nearest whole share)
---------------------------------------
50% of the average Fair Market Value of
a share of Stock for the last five
trading days of the applicable calendar
quarter

Subject to Subsection 5.4, the numerator of the above fraction shall be determined according to the amount of Annual Bonus elected to be deferred for the Plan Year by the Participant in accordance with Subsection 4.2. The denominator of the above formula shall be determined for each series of Options as of the end of each calendar quarter for the Plan Year to which the Annual Bonus relates, with one series of Options being granted for each calendar quarter in such Plan Year.

         5.2 Vesting. Subject to Section 7, each Option granted pursuant to this Section 5 shall become exercisable in full on the Date of Grant.

         5.3 Exercise Price. The per share Exercise Price of Options granted pursuant to Subsection 5.1 shall be 50% of the average Fair Market Value of a share of Stock for the last five trading days of the applicable calendar quarter as provided in the last sentence of Subsection 5.1, such that Options granted to a Eligible Individual over a Plan Year shall have four separate Exercise Prices.

         5.4 Participation Commencing During a Plan Year. In the event a Participant elects to defer all or a portion of his or her Annual Bonus for a Plan Year as permitted by the proviso of Subsection 4.2, the numerator in the formula set forth in Subsection 5.1 shall be adjusted with respect to such Participant for such Plan Year to reflect the portion of the deferred Annual Bonus attributable to each calendar quarter (or portion thereof) remaining in the Plan Year to which any such initial election relates from after the date such Eligible Individual first becomes an Employee.

         5.5 Termination of Employment. Notwithstanding the provisions of Subsection 6.1, if a Eligible Individual who has made an election pursuant to Subsection 4.2 ceases to be an Employee prior to the Date of Grant of the Options to which any such election relates, no Options will be granted to such Person pursuant to Subsection 5.1. Any Bonus, if any, earned for the Plan Year to which such election relates shall be paid in cash and, upon such payment, the Corporation shall have no further obligation under this Plan to such Person other than with respect to Options and SARs (if any) granted under this Plan and outstanding as of the date such Person ceases to be an Employee.


SECTION 6.  TERMS AND CONDITIONS OF OPTIONS

         All options granted under this Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 7, 8 and 9.

         6.1 Expiration of Options. Subject to the provisions in Section 9, each Option shall expire ten (10) years after the Date of Grant of such Option.

         6.2 Exercise Price. Each Award Agreement shall state that the Exercise Price shall be the exercise price per share of Stock as calculated pursuant to Section 5.1.

         6.3 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or becomes affected by a Disability, by the person authorized to exercise the Option pursuant to Subsection 9.2, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required by the Committee to evidence such Holder's authority to exercise the Option or as otherwise required as provided by Subsection 9.5. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection
6.3 have been satisfied.

         6.4 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares, duly endorsed for transfer to the Corporation and free from any restriction on transfer, is delivered to the Corporation.

         6.5 Payment with Sale Proceeds. In addition, at the request of a Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

         6.6 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

         6.7 Available Stock. The Options to be granted pursuant to Subsection 5.1 shall be made in the amounts specified therein only if, as of the Date of Grant of any such Options, the number of shares of Stock available to be issued pursuant to Options under this Plan (as calculated in Section 2) is sufficient to make all grants of Options required to be made pursuant to Subsection 5.1 on such Date of Grant. In the event that the number of shares of Stock that are available to be issued pursuant to Options under this Plan on the Date of Grant of such Options is insufficient to permit the grant of the entire number of shares with respect to which Options are to be granted on such Date of Grant, then the number of available shares shall be apportioned pro rata among

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the Options to be granted on such Date of Grant, and the number of shares subject to each Option shall be the number of shares apportioned to that Option. Any such apportionment effective pursuant to the immediately preceding sentence shall be pro rata among those Participants entitled to receive Options on such Date of Grant, based on the number of Options to which each Participant is entitled to receive pursuant to Subsection 5.1 as compared to the total number of Options to which all Participants are entitled to receive on such Date of Grant pursuant to Subsection 5.1. If any such pro ration of Options is effected, or if there shall not be any shares of Stock available on any date on which Options are to be granted, the portion of deferred Annual Bonus for which Options are not granted will be paid in cash as of the date such Options were to be granted.

         6.8 Payment of Taxes. The Committee may, in its discretion, require a Participant to pay to the Corporation (or the Corporation's Subsidiary if the Participant is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Participant incurs upon the exercise of an Option. In connection with the exercise of an Option requiring tax withholding, a Participant may (a) direct the Corporation to withhold from the shares of Stock to be issued upon such exercise the number of shares necessary to satisfy the Corporation's or its Subsidiary's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's or its Subsidiary's tax withholding obligation; or (c) deliver sufficient cash to the Corporation to satisfy the Corporation's or its Subsidiary's tax withholding obligations. Participants who elect to use such a Stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Participant's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Participant shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

SECTION 7.  EFFECTS OF CHANGE IN CONTROL

         7.1 Change in Control. Upon the occurrence of a Change in Control, subject to Subsection 1.7(b): (a) each Holder of an Option shall immediately be granted one corresponding Stock Appreciation Right for each share of Stock subject to an Option; and (b) all outstanding Options shall immediately become fully vested and exercisable in full, including that portion of any Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"). If a Change in Control involves a Restructuring or occurs in connection with a series of related transactions involving a Restructuring and if such Restructuring is in the form of a Non-Surviving Event and as a part of such Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then a Holder of an Option shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructuring at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring. Nothing in this Subsection 7.1 shall impose on a Holder the obligation to exercise any Option immediately before or upon the Change in Control or cause the Holder to forfeit the right to exercise the Option during the remainder of the original term of the Option because of a Change in Control.

         7.2 Restructuring Without Change in Control. In the event a Restructuring shall occur at any time while there is any outstanding Option hereunder and that Restructuring does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

                 (a) no outstanding Option shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructuring;

                 (b) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

                 (c) if the Restructuring is in the form of a Non-Surviving Event and, as part of that Restructuring, shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, the surviving entity shall assume the obligations of the Corporation under this Plan and Options thereafter shall represent the right to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which the number of Total Shares would have been entitled in connection with such Restructuring at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring;

                 (d) the Corporation may (but shall not be required to) redeem in whole or in part any one or more of the outstanding Options in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Subsection 6.8 in an amount equal to the excess of (i) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Options and as to which the Options being redeemed over (ii) the Exercise Price for that number of shares of Stock; any redemption of an Option pursuant this Subsection 7.2(d) shall also constitute the redemption of any corresponding Stock Appreciation Rights; provided, further, that any cash payments be made by the Corporation pursuant to this Subsection 7.2(d) in connection with the redemption of any outstanding Option shall be paid to the Holder thereof at the time of delivery to the Corporation of the Award Agreement evidencing that Option, provided that any such redemption shall be effective upon the consummation of the Restructuring notwithstanding that the payment of the Redemption Price may occur subsequent to the consummation or the failure of any Holder to deliver the applicable Award Agreement; and

                 (e) if a Participant becomes an employee of the surviving entity or any Subsidiary thereof, then, for purposes of Section 9.1(a) hereof, such Participant shall not be deemed to have ceased to be an Employee.

         7.3 Terms of Stock Appreciation Rights. A Stock Appreciation Right granted pursuant to Subsection 7.1 shall entitle a Holder, upon exercise, to surrender such Holder's Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 7.3(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted pursuant to Subsection 7.1(a) shall be subject to the terms of the Award Agreement governing the Option, which shall be deemed to incorporate the following provisions in addition to those applicable to Options:

                 (a) Exercise and Transfer. A Stock Appreciation Right granted pursuant to Subsection 7.1(a) shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable as provided in Subsection 9.3.

                 (b) Value of Right. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive payment from the Corporation of an amount in cash determined by multiplying:

                          (i) The difference obtained by subtracting the Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

                          (ii) The number of shares of Stock as to which that Stock Appreciation Right has been exercised.

                 (c) Award Agreements. Stock Appreciation Rights granted pursuant to Subsection 7.1(a) shall be evidenced by the Award Agreements evidencing the corresponding Options to which the Stock Appreciation Rights relate, which Award Agreements shall be deemed to incorporate the provisions of this Subsection 7.3. No separate Award Agreement shall be issued evidencing any Stock Appreciation Rights.

         7.4 Payment of Taxes. The Committee may, in its discretion, require a Participant to pay to the Corporation (or the Corporation's Subsidiary if the Participant is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Participant incurs by exercising a Stock Appreciation Right.

         7.5 Notice of Change in Control or Restructuring. Upon the occurrence of a Change in Control or a Restructuring without Change in Control, the Corporation shall provide written notice to all Holders of Options of the occurrence of such event and the effects resulting therefrom as provided in this Section 7.

SECTION 8. ADJUSTMENT PROVISIONS

         8.1 Adjustment of Options and Authorized Stock. The terms of an Option and the number of shares of Stock authorized pursuant to Subsection 2.1 for issuance under this Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

                 (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for this Plan as provided in Subsection 2.1 shall be increased proportionately, and the kind of shares or other securities available for this Plan shall be appropriately adjusted,
         (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Option (and to which any corresponding Stock Appreciation Right, if any, relates) shall be increased proportionately, and (iii) the Exercise Price for each share of Stock (or other kind of shares or securities) subject to then outstanding Options (and corresponding Stock Appreciation Rights, if any) shall be reduced proportionately, without changing the aggregate Exercise Price or value as to which outstanding Options (and corresponding Stock Appreciation Rights, if any) remain exercisable.

                 (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for this Plan as provided in Subsection 2.1 shall be decreased proportionately, and the kind of shares or other securities available for this Plan shall be appropriately adjusted,
         (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Option (and to which any corresponding Stock Appreciation Right, if any, relates) shall be decreased proportionately, and (iii) the Exercise Price for each share of Stock (or other kind of shares or securities) subject to then outstanding Options (and corresponding Stock Appreciation Rights, if any) shall be increased proportionately, without changing the aggregate Exercise Price or value as to which outstanding Options (and corresponding Stock Appreciation Rights, if any) remain exercisable.

                 (c) Whenever the number of shares of Stock subject to outstanding Options (and corresponding Stock Appreciation Rights, if any) and the price for each share of Stock subject to outstanding Options (and corresponding Stock Appreciation Rights, if any) are required to be adjusted as provided in this Subsection 8.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Option (and corresponding Stock Appreciation Rights, if any) after giving effect to the adjustments. The Committee shall promptly provide a copy of such notice to each Holder.

                 (d) Adjustments under Subsections 8.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under this Plan on account of any such adjustments.

SECTION 9. ADDITIONAL PROVISIONS

         9.1     Loss of Eligibility.

                 (a) If a Participant ceases to be an Employee for any reason other than the Participant's death, Disability or Normal Retirement, then any and all Options held by the Participant (or any permitted transferee) as of the date the Participant ceases to be an Employee ("Termination Date") shall survive the termination and shall be exercisable for a period of the lesser of (i) the remainder of the term of the Option or (ii) 180 days following the Termination Date.

                 (b) If a Participant ceases to be an Employee by reason of the Participant's death, Disability or Normal Retirement, then any and all Options held by the Participant (or any permitted transferee) as of the Termination Date shall survive the termination and shall be exercisable for the lesser of (i) remainder of the term of the Options or (ii) three years after the Termination Date.

                 (c) Notwithstanding the foregoing, the Committee may, in its sole discretion, determine that any Participant who is on leave of absence for any reason will be considered to still be an Employee for purposes of this Section 9.1.

         Any portion of an Option not exercised upon the expiration of the applicable periods specified above shall be null and void upon the expiration of such period.

         9.2 Death or Disability. Upon the death or Disability of a Holder, any and all Options held by the Holder that have not been exercised as of the date of the Holder's death or Disability may be exercised by, in the case of the Holder's Disability, the Holder, his guardian or his legal representative or, in the case of the Holder's death, by the Holder's legal representatives, heirs, legatees, or distributees, in each case for the periods prescribed in Subsection 9.1. "Disability" shall mean (i) with respect to a Participant, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that (a) either the Participant is unable to continue performing the duties he performed before such impairment or the Participant's condition entitles him or her to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries or any other customary general disability policy, and (b) that impairment or condition is cited by the Corporation as the reason for termination of the Non-Employee Director's participation as a member of the Board of Directors and
(ii) with respect to a Holder that is a permitted transferee under Subsection 9.3, the appointment of a legal guardian or representative of such Holder.

         9.3     Transferability of Options.

                 (a) Permitted Transferees. The Committee may, in its discretion, permit a Holder to transfer all or any portion of an Option, or authorize all or a portion of any Option to be granted to a Participant to be on terms which permit transfer by such Holder, to
         (i) the spouse, children or grandchildren of the Holder ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer and (y) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original Holder of the Option and transfers to other Permitted Transferees of the original Holder.
         Award Agreements evidencing Options with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 9.3(a).

                 (b) Qualified Domestic Relations Orders. Options may be transferred pursuant to qualified domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Corporation of written notice of such transfer and a certified copy of such order.

                 (c) Other Transfers. Except as expressly permitted by subsections 9.3(a) and 9.3(b), Options requiring exercise shall not be transferable other than by will or the laws of descent and distribution.

                 (d) Effect of Transfer. Following the transfer of any Option as contemplated by Subsections 9.3(a), 9.3(b) and 9.3(c), (i) such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Holder" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Holder, as applicable, to the extent appropriate to enable the Holder to exercise the transferred Option in accordance with the terms of this Plan and applicable law and (ii) the provisions of Subsection 9.1 hereof shall continue to be applied with respect to the original

         Holder and, following the occurrence of any such events described therein the Options shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Holder, as applicable, only to the extent and for the periods specified in Subsections 9.1 and 9.2.

                 (e) Procedures and Restrictions. Any Holder desiring to transfer an Option as permitted under Subsections 9.3(a) or 9.3(b) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under
         Section 16(b) of the Exchange Act, or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

                 (f) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Options transferred as permitted in this Subsection 9.3 is not registered pursuant to the effective registration statement of the Corporation generally covering the shares to be issued pursuant to this Plan to initial Holders of Options, the Corporation shall not have any obligation to register the issuance of any such shares of stock to any such transferee.

                 (g) Effect on Stock Appreciation Rights. If at the time any Option is transferred as permitted under this Subsection 9.3 a corresponding Stock Appreciation Right shall have been granted with respect to such Option pursuant to Subsection 7.1(a) of this Plan, then the transfer of such Option shall also constitute a transfer of the corresponding Stock Appreciation Right, and Stock Appreciation Rights shall not be transferable other than as part of a transfer of the Option to which it relates as provided in this Subsection 9.3.

         9.4 Delivery of Certificates of Stock. Subject to Subsection 9.5, the Corporation shall promptly issue and deliver a certificate representing the number of shares of stock as to which an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested. The value of the shares of stock or cash deliverable upon the exercise of an Option or Stock Appreciation Right under this Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement.

         9.5 Conditions to Delivery of Stock. Nothing herein or in any Option granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Option if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option the Corporation may, as a condition precedent to the exercise of such Option, require from the Holder of the Option (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

         9.6 Stockholder Approval. Options shall not be granted under this Plan prior to the date the stockholders of the Corporation shall have approved this Plan. This Plan shall become null and void as of December 31, 1997, if such stockholder approval is not obtained on or before such date.

         9.7 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares of Stock covered by an Option until a certificate representing those shares is issued in such Holder's name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Sections 7 and 8 hereof.

         9.8 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

         9.9 Obligation to Exercise. The granting of an Option hereunder shall impose no obligation upon a Holder to exercise the same or any part thereof.

         9.10 Consideration. No Option or Stock Appreciation Right shall be exercisable unless and until the Holder thereof shall have paid cash or property to the Corporation that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Option.

         9.11 Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE,

         TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

SECTION 10. EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

         10.1 Effectiveness; Duration. This Plan shall become effective upon the Effective Date, and no Options may be granted hereunder after the date that is ten years after the Effective Date. This Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option or
(ii) the last date upon which Options may be granted hereunder.

         10.2 Amendment. The Committee may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to outstanding Options, suspend or discontinue this Plan, provided that no suspension or discontinuation of this Plan shall adversely affect the rights of any Holder of any outstanding Option at the time of such suspension or discontinuation or any Participant who has an election in effect pursuant to Subsection 4.2, in each case without such Holder's or Participant's consent, as applicable. Furthermore, the Committee may revise or amend this Plan in any respect without approval of the outstanding Voting Securities of the Company except to the extent any such approval shall be required under any applicable law or the rules of any securities exchange on which the Stock is traded as in effect at the time of such amendment; provided, however, that (i) the Committee may not amend or otherwise revise the terms of this Plan in any manner that would adversely effect the rights of any Holder of any Option outstanding or any Participant who has an election pursuant to Subsection 4.2 in effect at the time of any such amendment or revision without such Holder's or Participant's consent, as applicable, and (ii) the Committee will not amend this Plan to increase materially the aggregate number of shares of stock that may be issued under this Plan (except for adjustments pursuant to Section 9 hereof) without the affirmative vote of a majority of the votes cast on a proposal for such amendment presented at a duly held meeting of stockholders of the Company at which a quorum is, either in person or by proxy, present.

SECTION 11. GENERAL

         11.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Options may be used for any general corporate purpose.

         11.2 Right of the Corporation to Terminate Status as Employee. Nothing contained in this Plan, or in any Award Agreement, shall confer upon any Holder the right to continue to serve as an Employee or interfere in any way with the rights of the Corporation or the Board of Directors to terminate the Holder's participation as an Employee with or without cause.

         11.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to this Plan or any Option granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

         11.4 Other Benefits. Participation in this Plan shall not preclude a Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Non-Employee Directors, except as such participation therein may be limited by the terms of any such other plan. Neither the adoption of this Plan by the Compensation Committee nor the submission of this Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Compensation Committee or the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options and the awarding of stock and cash otherwise than under this Plan and such arrangements may be either generally applicable or applicable only in specific cases.

         11.5 Exclusion from Pension and Profit-Sharing Compensation. By electing to participate in this Plan as provided in Subsection 4.2, each Participant shall be deemed to have agreed that any compensation paid or deemed paid by the Corporation or any of its Subsidiaries to such Participant on account of the Options (and any corresponding SARs) granted hereunder in amounts in excess of the amount of Annual Bonus deferred hereunder is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary unless any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary expressly provides that such amount shall be so considered for purposes of determining the amount of any payment under any such plan. In addition, each beneficiary of a deceased Participant shall be deemed to have agreed that such excess compensation will not affect the amount of any life insurance coverage, if any, provided by the Corporation or any of its Subsidiaries on the life of a Participant that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any of its Subsidiaries.

         11.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of stock to a Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         11.7 Unfunded Plan. Insofar as it provides for awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan.
Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

         11.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation and neither shall have any liability to any Holder as a result thereof.

         11.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of this Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries.

         11.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding a Participant's period of service as an Employee, termination of service as an Employee and the reason therefor, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

         11.11 Information. The Corporation shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under this Plan.

         11.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to a Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

         11.13 Corporation Action. Any action required of the Corporation shall be by resolution of the Board of Directors, the Compensation Committee, or by a person authorized to act by resolution of the Board of Directors.

         11.14 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

         11.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is actually received, addressed to the applicable party as specified in the applicable Award Agreement. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

         11.16 Successors. This Plan shall be binding upon each Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

         11.17 Headings. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         11.18 Governing Law. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law, without giving effect to any conflict of law provisions thereof, shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

         11.19 Availability of Exempt Transactions. Notwithstanding the provisions of this Plan, nothing contained in this Plan shall prohibit any transactions permitted by Rule 16a-2(d) promulgated under the Exchange Act to the extent such transactions are approved by the Committee and are not in violation of, and do not otherwise cause this Plan not to be in compliance with, Rule 16b-3.

         11.20 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

         This Plan has been approved by the Compensation Committee of the Company as of March 31, 1997, and was approved by the stockholders of the Company as of __________, 1997.

         ATTEST: __________________________________

PROXY                                                                     PROXY

                          CHASE BRASS INDUSTRIES, INC.


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoint(s) Martin V. Alonzo and Thomas F. McWilliams, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Chase Brass Industries, Inc. (the "Company") to be held at Chase Manhattan Bank, 270 Park Avenue, 11th Floor, Room G, New York, New York, on Wednesday, May 14, 1997, at 10:30 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.


                        (to be signed on the other side)

--------------------------------------------------------------------------------------------------------------------
                                                                                                 PLEASE MARK   [X]
                                                                                                YOUR VOTES AS
                                                                                                INDICATED IN
                                                                                                THIS EXAMPLE


THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" PROPOSALS 1 THROUGH 6.

PROPOSAL 1 - THE ELECTION OF DIRECTORS:                FOR all nominees            WITHHOLD
                                                      listed (except as            AUTHORITY
              Martin V. Alonzo                          marked to the           to vote for all
              Raymond E. Cartledge                        contrary)             nominees listed
              Charles E. Corpening
              Donald J. Donahue                             [ ]                       [ ]
              John R. Kennedy
              Thomas F. McWilliams
              William R. Toller

Instructions: To withhold authority to vote for any individual nominee, write that nominee's name here:

-----------------------------------------------------------------------

                                                                        FOR             AGAINST            ABSTAIN

PROPOSAL 2 - AMENDMENT OF THE RESTATED CER-                             [ ]               [ ]                [ ]
             TIFICATE OF INCORPORATION TO
             CHANGE THE COMPANY'S NAME
             TO "CHASE INDUSTRIES INC."

PROPOSAL 3 - AMENDMENT TO THE 1994 LONG-                                [ ]               [ ]                [ ]
             TERM INCENTIVE PLAN.

PROPOSAL 4 - ADOPTION OF THE 1997 NON-                                  [ ]               [ ]                [ ]
             EMPLOYEE DIRECTOR STOCK OPTION
             PLAN.

PROPOSAL 5 - ADOPTION OF THE 1997 EXECUTIVE                             [ ]               [ ]                [ ]
             DEFERRED COMPENSATION STOCK
             OPTION PLAN

PROPOSAL 6 - RATIFICATION OF THE APPOINTMENT                            [ ]               [ ]                [ ]
             OF COOPERS & LYBRAND L.L.P. AS
             THE INDEPENDENT AUDITORS OF THE
             COMPANY.

In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters or proposals and hereon at due time of solicitation of this proxy which may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that said attorneys, proxies, the substitutes or any of them may lawfully do by virtue hereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE
ENCLOSED ENVELOPE. THANK YOU.

Signature(s)                                                                     Date
            -----------------------------------------------------------------        -------------------------
NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
